UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 BERKELEY STREET, BOSTON, MA 02116
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 12/31
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Date of reporting period: 12/31/19
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ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Multimanager Lifestyle Portfolios

Annual report 12/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1 and Class 5 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets delivered robust returns during the 12 months ended December 31, 2019. Stocks were particularly strong in the United States, where they delivered double-digit returns across most economic sectors. Investors benefited from a combination of low inflation, accommodative central bank policy, healthy fundamentals, and corporate buybacks of stock. Investors in non-U.S. equities also saw strong gains, fueled in part by similarly supportive monetary policy and some signs of strength in developing markets. In today's environment of low inflation and declining interest rates, bonds have also fared well, with U.S. corporate bonds delivering double-digit returns.

After such a strong year—in a historically long bull market—investors are prudent to consider the risks to future gains. Growth has slowed in the United States, with some negative data in manufacturing reflecting concerns over international trade and wavering business confidence. Indeed, trade disputes and other geopolitical tensions may continue to create uncertainty among businesses and skepticism among investors. Your financial advisor can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multimanager Lifestyle Portfolios

Table of contents

2	Multimanager Lifestyle Portfolios at a glance
5	Manager's discussion of portfolio performance
7	Multimanager Lifestyle Aggressive Portfolio
8	Multimanager Lifestyle Growth Portfolio
9	Multimanager Lifestyle Balanced Portfolio
10	Multimanager Lifestyle Moderate Portfolio
11	Multimanager Lifestyle Conservative Portfolio
12	Your expenses
15	Portfolios' investments
21	Financial statements
26	Financial highlights
36	Notes to financial statements
63	Report of independent registered public accounting firm
64	Tax information
65	Trustees and officers
68	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       1

Multimanager Lifestyle Portfolios at a glance

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks rallied during the period

Global equities delivered strong, broad-based gains in 2019, largely as a result of the U.S. Federal Reserve's (Fed's) shift to an accommodative monetary policy.

Bonds also produced solid returns

The backdrop of slow economic growth, low inflation, and the Fed's three interest rate cuts provided a tailwind for the fixed-income markets.

The portfolios underperformed their benchmarks

While the portfolios ended the period with positive absolute returns, asset allocation and the results of the underlying managers each detracted from relative performance.

PORTFOLIO ALLOCATION AS OF 12/31/19 (%)

HIGHER POTENTIAL RETURN AND RISK

Multimanager Lifestyle Aggressive Portfolio

Equity	92.1
Alternative and specialty	7.9

Multimanager Lifestyle Growth Portfolio

Equity	74.9
Fixed income	16.3
Alternative and specialty	6.5
Unaffiliated investment companies	1.7
U.S. Government	0.6

Multimanager Lifestyle Balanced Portfolio

Equity	56.0
Fixed income	33.9
Alternative and specialty	5.3
Unaffiliated investment companies	3.3
U.S. Government	1.0
Short-term investments and other	0.5

Multimanager Lifestyle Moderate Portfolio

Equity	36.9
Fixed income	51.6
Alternative and specialty	4.7
Unaffiliated investment companies	5.5
U.S. Government	0.8
Short-term investments and other	0.5

Multimanager Lifestyle Conservative Portfolio

Equity	16.0
Fixed income	67.1
Alternative and specialty	6.4
Unaffiliated investment companies	7.6
U.S. Government	2.1
Short-term investments and other	0.8

LOWER POTENTIAL RETURN AND RISK

As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       2

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/19 (%)

Multimanager Lifestyle Aggressive Portfolio

Multimanager Lifestyle Growth Portfolio

Multimanager Lifestyle Balanced Portfolio

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       3

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/19 (%)

Multimanager Lifestyle Moderate Portfolio

Multimanager Lifestyle Conservative Portfolio

Lifestyle Aggressive Blended Index is composed of 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Index.

Lifestyle Growth Blended Index is composed of 56% Russell 3000 Index, 24% MSCI All Country World ex-USA Index, 16% Bloomberg Barclays U.S. Aggregate Bond Index, and 4% ICE Bank of America U.S. High Yield Master II Index.

Lifestyle Balanced Blended Index is composed of 42% Russell 3000 Index, 18% MSCI All Country World ex-USA Index, 32% Bloomberg Barclays U.S. Aggregate Bond Index, and 8% ICE Bank of America U.S. High Yield Master II Index.

Lifestyle Moderate Blended Index is composed of 28% Russell 3000 Index, 12% MSCI All Country World ex-USA Index, 48% Bloomberg Barclays U.S. Aggregate Bond Index, and 12% ICE Bank of America U.S. High Yield Master II Index.

Lifestyle Conservative Blended Index is composed of 14% Russell 3000 Index, 6% MSCI All Country World ex-USA Index, 64% Bloomberg Barclays U.S. Aggregate Bond Index, and 16% ICE Bank of America U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the portfolios' objectives, risks, and strategy, see the portfolios' prospectuses.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       4

Manager's discussion of portfolio performance

Can you describe investment conditions during the 12 months ended December 31, 2019?

The financial markets delivered strong, broad-based gains in 2019, largely as a result of the U.S. Federal Reserve's (Fed's) shift to an accommodative monetary policy. The Fed cut rates by a quarter point on three occasions in the second half of the year, bringing its benchmark federal funds rate to a range of 1.50% to 1.75%. The Fed subsequently indicated that it was unlikely to make additional cuts unless there was a sharp slowdown in growth. However, its decision to provide daily injections of liquidity from mid-September onward provided fuel for a substantial fourth-quarter rally in higher-risk assets.

The markets were further supported by economic growth that was steady enough to allay fears of a potential recession, yet not so strong as to affect Fed policy. The persistent headlines regarding trade policy between the United States and China were a headwind for investor sentiment at various points throughout the year, but the negative impact dissipated late in the year once it became evident that the two countries were moving toward the first phase of a deal.

These circumstances were highly favorable for stock prices, with domestic equities, the developed international markets, and emerging markets all participating in the rally. In the United States, the growth style finished well ahead of value as investors continued to gravitate to mega-cap technology stocks. Bonds also performed very well due to the shift in Fed policy. The 10-year U.S. Treasury note, although closing 2019 above its late August low, nonetheless fell from 2.69% to 1.92% for the full year. (Prices and yields move in opposite directions.) Credit-sensitive categories—including investment-grade corporates, high-yield bonds, and emerging-market debt—all outpaced the broader fixed-income market amid investors' thirst for yield.

What elements of the portfolios' positioning helped and hurt results?

In assessing performance, it's important to keep in mind that we construct the portfolios in a highly diversified manner designed to generate positive risk-adjusted returns over long periods, and not to outpace the benchmarks over shorter intervals. With that in mind, the performance of the underlying managers versus their respective categories was the largest factor in the portfolios' shortfall in 2019. Nearly all of the underperformance occurred on the equity side, particularly in the large- and mid-cap domestic equity segments.

Asset allocation also detracted across all five of the portfolios. A position in defensive equities, which underperformed in a year characterized by elevated investor risk appetites, was a key detractor. Still, we view this area as an essential component of diversification over the full market cycle due to its ability to dampen downside risk. The portfolios also lost some ground through an allocation to real assets, where a position in energy stocks was a key detractor. Although the sector produced a gain in absolute terms, it lagged at a time of volatile oil prices and reduced capital expenditures by large, integrated producers.

Similarly, an allocation to absolute return strategies was an additional detractor from relative performance. We recognize that these strategies typically lag when stocks are rising sharply, and we hold this position primarily as ballast for times of unusually weak market performance.

On the positive side, the dedicated sector portfolio added value in the Aggressive, Growth, and Balanced Portfolios. Weightings in information technology and financial stocks contributed, outweighing the impact of somewhat weaker performance in healthcare. Positioning decisions in fixed income further helped results in the Growth, Balanced, and Moderate Portfolios. An overweight in emerging-market debt was particularly helpful, as was a continued underweight in the core bond category. These factors also aided results in the Conservative Portfolio, but the benefit was offset by an underweight in high yield.

How would you describe your portfolio activity?

We maintained a steady focus on the key pillars of our investment process: valuations, fundamentals, and diversification. We don't construct the portfolios' allocations in reaction to the most recent headline; instead, we base our weightings on our expectations for total returns and volatility for more than 20 different asset categories over the next three to five years. While this strategy won't

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       5

necessarily add value when domestic large-cap stocks perform as well as they did in 2019, we believe it's well suited to our goal of long-term outperformance.

The portfolios' positioning reflects this longer-term view. We closed the year with a neutral allocation to equities relative to the benchmarks, which represented a shift from the overweight we held in recent years. Although we expect equities will outperform over time, we're also cognizant of the potential risks given the extended nature of the economic cycle. Within the equity allocation, we maintained diversification for a wide range of scenarios through the positions in defensive stocks, the real assets category, and the dedicated sector portfolio. On the international side, we diversified out of large-cap, developed market stocks into small caps and the emerging markets. We believe these various aspects of our positioning, taken together, offer a better long-term risk/reward profile than one primarily focused on domestic large caps.

On the bond side, we viewed a tilt to the credit sectors and away from interest-rate-sensitive assets as being appropriate for a time of low government bond yields. We maintained an overweight in emerging-market debt based on the category's attractive yields and robust fundamentals. We also favored actively managed bond portfolios—which can seek opportunities across the full range of the fixed-income markets—over the more rate-sensitive core bond category. Conversely, we deemphasized U.S. high-yield bonds given that yield spreads had moved to very narrow levels on a historical basis.

The portfolio is subject to various risks as described in the portfolio's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

MANAGED BY

Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000
Robert E. Sykes, CFA On the portfolio since 2018 Investing since 2001

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       6

Multimanager Lifestyle Aggressive Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Aggressive Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the MSCI EAFE (Europe, Australasia, Far East) Index, a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

Index 3 is 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	100.0
Equity	92.1
U.S. Large Cap	30.6
International Equity	28.3
U.S. Mid Cap	11.0
Emerging-Market Equity	9.1
U.S. Small Cap	6.5
Large Blend	5.1
Sector Equity	1.5
Alternative and specialty	7.9
Sector Equity	6.0
Absolute Return	1.5
Long/Short Equity	0.4

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-19 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	19.28	19.05	23.03	25.38	24.59	24.76	24.65	25.16	25.36	25.41	25.41	31.49	22.01	28.13
5 year	6.73	6.68	6.96	7.98	7.34	7.60	7.43	7.87	8.08	8.17	8.12	11.70	5.67	9.55
10 year	8.49	8.33	8.21	8.73	8.56	8.73	8.67	9.06	9.33	9.24	9.43	13.56	5.50	10.88
Cumulative returns
5 year	38.48	38.16	39.96	46.81	42.49	44.21	43.12	46.08	47.47	48.08	47.73	73.86	31.76	57.80
10 year	125.88	122.58	120.07	130.84	127.38	130.89	129.69	138.13	144.01	142.03	146.15	256.66	70.85	181.01

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5.0% to 4.5%, effective 8-1-19. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.39	2.09	2.09	1.09	1.74	1.49	1.64	1.34	1.04	0.99	1.02
Net (%)	1.38	2.09	2.09	1.08	1.74	1.49	1.64	1.24	1.04	0.99	1.02

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       7

Multimanager Lifestyle Growth Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Growth Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 56% Russell 3000 Index, 24% MSCI All Country World ex-USA Index, 16% Bloomberg Barclays U.S. Aggregate Bond Index, and 4% ICE Bank of America U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	97.7
Equity	74.9
U.S. Large Cap	24.5
International Equity	24.1
U.S. Mid Cap	9.0
Emerging-Market Equity	6.4
Large Blend	4.8
U.S. Small Cap	4.7
Sector Equity	1.4
Fixed income	16.3
Intermediate Bond	7.2
Multi-Sector Bond	4.1
Emerging-Market Debt	2.0
High Yield Bond	1.4
Bank Loan	1.0
Global Bond	0.6
Alternative and specialty	6.5
Sector Equity	4.7
Absolute Return	1.5
Long/Short Equity	0.3
Unaffiliated investment companies	1.7
Fixed income	1.7
U.S. Government	0.6

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-19 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	16.44	16.01	20.05	22.21	21.48	21.72	21.58	22.03	22.28	22.39	22.26	22.36	31.49	8.72	24.43
5 year	5.84	5.78	6.07	7.08	6.45	6.70	6.56	6.97	7.18	7.25	7.21	7.26	11.70	3.05	8.47
10 year	7.77	7.64	7.50	8.01	7.88	8.00	7.99	8.39	8.63	8.52	8.69	8.74	13.56	3.75	9.72
Cumulative returns
5 year	32.80	32.45	34.27	40.78	36.69	38.28	37.42	40.08	41.47	41.91	41.62	41.94	73.86	16.20	50.18
10 year	111.30	108.73	106.01	116.00	113.53	115.92	115.65	123.74	128.75	126.49	130.07	131.09	256.66	44.45	152.96

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5.0% to 4.5%, effective 8-1-19. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.35	2.05	2.05	1.05	1.69	1.44	1.59	1.29	0.99	0.94	0.98	0.93
Net (%)	1.34	2.05	2.05	1.04	1.69	1.44	1.59	1.19	0.99	0.94	0.98	0.93

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       8

Multimanager Lifestyle Balanced Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Balanced Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 42% Russell 3000 Index, 18% MSCI All Country World ex-USA Index, 32% Bloomberg Barclays U.S. Aggregate Bond Index, and 8% ICE Bank of America U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	95.2
Equity	56.0
U.S. Large Cap	19.4
International Equity	17.5
U.S. Mid Cap	6.1
Large Blend	4.4
Emerging-Market Equity	4.0
U.S. Small Cap	3.5
Sector Equity	1.1
Fixed income	33.9
Intermediate Bond	14.8
Multi-Sector Bond	9.7
Emerging-Market Debt	3.8
High Yield Bond	2.8
Bank Loan	1.9
Global Bond	0.9
Alternative and specialty	5.3
Sector Equity	3.7
Absolute Return	1.4
Long/Short Equity	0.2
Unaffiliated investment companies	3.3
Fixed income	3.3
U.S. Government	1.0
Short-term investments and other	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-19 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	13.20	12.79	16.76	18.97	18.20	18.42	18.36	18.79	18.99	19.09	19.06	19.10	31.49	8.72	20.75
5 year	4.95	4.87	5.18	6.17	5.56	5.80	5.67	6.08	6.30	6.36	6.31	6.36	11.70	3.05	7.34
10 year	6.73	6.60	6.47	6.97	6.84	6.97	6.97	7.37	7.59	7.47	7.64	7.70	13.56	3.75	8.51
Cumulative returns
5 year	27.34	26.86	28.75	34.92	31.08	32.59	31.78	34.36	35.70	36.10	35.80	36.13	73.86	16.20	42.53
10 year	91.81	89.40	87.13	96.09	93.85	96.11	96.10	103.54	107.91	105.58	108.81	109.95	256.66	44.45	126.21

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5.0% to 4.5%, effective 8-1-19. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.32	2.02	2.02	1.02	1.67	1.42	1.57	1.27	0.97	0.92	0.96	0.91
Net (%)	1.31	2.02	2.02	1.01	1.67	1.42	1.57	1.17	0.97	0.92	0.96	0.91

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       9

Multimanager Lifestyle Moderate Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Moderate Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 28% Russell 3000 Index, 12% MSCI All Country World ex-USA Index, 48% Bloomberg Barclays U.S. Aggregate Bond Index, and 12% ICE Bank of America U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	93.2
Equity	36.9
U.S. Large Cap	14.4
International Equity	12.5
U.S. Mid Cap	3.6
Large Blend	2.9
Emerging-Market Equity	1.9
U.S. Small Cap	1.6
Fixed income	51.6
Intermediate Bond	25.1
Multi-Sector Bond	11.8
Emerging-Market Debt	4.9
High Yield Bond	3.5
Bank Loan	2.9
Global Bond	1.9
Short-Term Bond	1.5
Alternative and specialty	4.7
Absolute Return	2.0
Sector Equity	1.9
Infrastructure	0.5
Long/Short Equity	0.3
Unaffiliated investment companies	5.5
Fixed income	5.0
Equity	0.5
U.S. Government	0.8
Short-term investments and other	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-19 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	9.93	9.33	13.31	15.54	14.76	15.10	14.89	15.33	15.53	15.65	15.65	15.59	31.49	8.72	17.10
5 year	3.86	3.74	4.06	5.06	4.46	4.71	4.55	4.95	5.17	5.24	5.20	5.23	11.70	3.05	6.17
10 year	5.68	5.54	5.41	5.91	5.76	5.92	5.86	6.25	6.50	6.41	6.59	6.64	13.56	3.75	7.23
Cumulative returns
5 year	20.83	20.18	22.04	27.98	24.37	25.85	24.95	27.35	28.68	29.09	28.83	29.05	73.86	16.20	34.89
10 year	73.79	71.51	69.40	77.64	75.01	77.71	76.77	83.29	87.78	86.16	89.32	90.18	256.66	44.45	100.98

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5.0% to 4.5%, effective 8-1-19. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.31	2.01	2.01	1.01	1.66	1.41	1.56	1.26	0.96	0.91	0.94	0.89
Net (%)	1.30	2.01	2.01	1.00	1.66	1.41	1.56	1.16	0.96	0.91	0.94	0.89

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       10

Multimanager Lifestyle Conservative Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Conservative Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 14% Russell 3000 Index, 6% MSCI All Country World ex-USA Index, 64% Bloomberg Barclays U.S. Aggregate Bond Index, and 16% ICE Bank of America U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Affiliated investment companies	89.5
Equity	16.0
International Equity	6.7
U.S. Large Cap	4.9
U.S. Mid Cap	1.5
Large Blend	1.4
Emerging-Market Equity	0.8
U.S. Small Cap	0.7
Fixed income	67.1
Intermediate Bond	36.2
Multi-Sector Bond	14.0
Emerging-Market Debt	5.5
Bank Loan	3.8
High Yield Bond	3.6
Global Bond	2.0
Short-Term Bond	2.0
Alternative and specialty	6.4
Absolute Return	2.8
Infrastructure	1.7
Sector Equity	1.7
Long/Short Equity	0.2
Unaffiliated investment companies	7.6
Fixed Income	7.2
Equity	0.4
U.S. Government	2.1
Short-term investments and other	0.8

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-19 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	6.55	5.79	9.80	11.92	11.20	11.49	11.39	11.76	11.97	12.04	11.99	31.49	8.72	13.47
5 year	2.62	2.50	2.84	3.82	3.22	3.48	3.38	3.73	3.94	4.01	3.96	11.70	3.05	4.95
10 year	4.36	4.24	4.10	4.60	4.42	4.61	4.57	4.90	5.18	5.09	5.26	13.56	3.75	5.90
Cumulative returns
5 year	13.83	13.17	15.05	20.64	17.15	18.63	18.11	20.08	21.32	21.70	21.43	73.86	16.20	27.32
10 year	53.25	51.41	49.52	56.79	54.13	56.95	56.34	61.38	65.66	64.28	66.90	256.66	44.45	77.39

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 5.0% to 4.5%, effective 8-1-19. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.30	2.00	2.00	1.00	1.65	1.40	1.55	1.25	0.95	0.90	0.94
Net (%)	1.29	2.00	2.00	0.99	1.65	1.40	1.55	1.15	0.95	0.90	0.94

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       11

Your expenses
As a shareholder of a John Hancock Funds II Multimanager Lifestyle Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio[2]
Multimanager Lifestyle Aggressive Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,074.50	$2.61	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class B	Actual expenses/actual returns	1,000.00	1,071.00	6.32	1.21%
	Hypothetical example	1,000.00	1,019.10	6.16	1.21%
Class C	Actual expenses/actual returns	1,000.00	1,070.90	6.32	1.21%
	Hypothetical example	1,000.00	1,019.10	6.16	1.21%
Class I	Actual expenses/actual returns	1,000.00	1,076.30	1.05	0.20%
	Hypothetical example	1,000.00	1,024.20	1.02	0.20%
Class R1	Actual expenses/actual returns	1,000.00	1,073.30	4.44	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Class R2	Actual expenses/actual returns	1,000.00	1,074.20	3.19	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Class R3	Actual expenses/actual returns	1,000.00	1,073.90	3.92	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Class R4	Actual expenses/actual returns	1,000.00	1,075.80	1.83	0.35%
	Hypothetical example	1,000.00	1,023.40	1.79	0.35%
Class R5	Actual expenses/actual returns	1,000.00	1,076.30	0.73	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
Class R6	Actual expenses/actual returns	1,000.00	1,076.60	0.52	0.10%
	Hypothetical example	1,000.00	1,024.70	0.51	0.10%
Class 1	Actual expenses/actual returns	1,000.00	1,077.10	0.73	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
12	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio[2]
Multimanager Lifestyle Growth Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,064.40	$2.65	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class B	Actual expenses/actual returns	1,000.00	1,060.80	6.34	1.22%
	Hypothetical example	1,000.00	1,019.10	6.21	1.22%
Class C	Actual expenses/actual returns	1,000.00	1,060.90	6.34	1.22%
	Hypothetical example	1,000.00	1,019.10	6.21	1.22%
Class I	Actual expenses/actual returns	1,000.00	1,066.40	1.09	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
Class R1	Actual expenses/actual returns	1,000.00	1,062.90	4.42	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Class R2	Actual expenses/actual returns	1,000.00	1,064.00	3.17	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Class R3	Actual expenses/actual returns	1,000.00	1,063.60	3.90	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Class R4	Actual expenses/actual returns	1,000.00	1,065.40	1.93	0.37%
	Hypothetical example	1,000.00	1,023.30	1.89	0.37%
Class R5	Actual expenses/actual returns	1,000.00	1,066.40	0.83	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class R6	Actual expenses/actual returns	1,000.00	1,067.20	0.57	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Class 1	Actual expenses/actual returns	1,000.00	1,066.90	0.78	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class 5	Actual expenses/actual returns	1,000.00	1,066.80	0.52	0.10%
	Hypothetical example	1,000.00	1,024.70	0.51	0.10%
Multimanager Lifestyle Balanced Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,054.30	$2.74	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Class B	Actual expenses/actual returns	1,000.00	1,050.00	6.41	1.24%
	Hypothetical example	1,000.00	1,019.00	6.31	1.24%
Class C	Actual expenses/actual returns	1,000.00	1,050.60	6.41	1.24%
	Hypothetical example	1,000.00	1,019.00	6.31	1.24%
Class I	Actual expenses/actual returns	1,000.00	1,055.50	1.19	0.23%
	Hypothetical example	1,000.00	1,024.00	1.17	0.23%
Class R1	Actual expenses/actual returns	1,000.00	1,052.10	4.50	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
Class R2	Actual expenses/actual returns	1,000.00	1,053.40	3.26	0.63%
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%
Class R3	Actual expenses/actual returns	1,000.00	1,053.20	4.04	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class R4	Actual expenses/actual returns	1,000.00	1,055.20	2.02	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Class R5	Actual expenses/actual returns	1,000.00	1,056.10	0.93	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Class R6	Actual expenses/actual returns	1,000.00	1,056.80	0.67	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Class 1	Actual expenses/actual returns	1,000.00	1,055.80	0.88	0.17%
	Hypothetical example	1,000.00	1,024.30	0.87	0.17%
Class 5	Actual expenses/actual returns	1,000.00	1,056.00	0.62	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	13

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio[2]
Multimanager Lifestyle Moderate Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,042.80	$2.88	0.56%
	Hypothetical example	1,000.00	1,022.40	2.85	0.56%
Class B	Actual expenses/actual returns	1,000.00	1,039.00	6.53	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%
Class C	Actual expenses/actual returns	1,000.00	1,038.20	6.52	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%
Class I	Actual expenses/actual returns	1,000.00	1,043.80	1.34	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R1	Actual expenses/actual returns	1,000.00	1,041.00	4.48	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
Class R2	Actual expenses/actual returns	1,000.00	1,041.80	3.40	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Class R3	Actual expenses/actual returns	1,000.00	1,040.80	4.01	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class R4	Actual expenses/actual returns	1,000.00	1,043.40	2.11	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Class R5	Actual expenses/actual returns	1,000.00	1,044.40	1.13	0.22%
	Hypothetical example	1,000.00	1,024.10	1.12	0.22%
Class R6	Actual expenses/actual returns	1,000.00	1,044.20	0.82	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class 1	Actual expenses/actual returns	1,000.00	1,044.50	1.03	0.20%
	Hypothetical example	1,000.00	1,024.20	1.02	0.20%
Class 5	Actual expenses/actual returns	1,000.00	1,044.50	0.77	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Multimanager Lifestyle Conservative Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,030.50	$3.02	0.59%
	Hypothetical example	1,000.00	1,022.20	3.01	0.59%
Class B	Actual expenses/actual returns	1,000.00	1,027.70	6.64	1.30%
	Hypothetical example	1,000.00	1,018.70	6.61	1.30%
Class C	Actual expenses/actual returns	1,000.00	1,026.90	6.64	1.30%
	Hypothetical example	1,000.00	1,018.70	6.61	1.30%
Class I	Actual expenses/actual returns	1,000.00	1,032.90	1.49	0.29%
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%
Class R1	Actual expenses/actual returns	1,000.00	1,029.50	4.76	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Class R2	Actual expenses/actual returns	1,000.00	1,030.10	3.58	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Class R3	Actual expenses/actual returns	1,000.00	1,030.40	3.99	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class R4	Actual expenses/actual returns	1,000.00	1,031.30	2.30	0.45%
	Hypothetical example	1,000.00	1,022.90	2.29	0.45%
Class R5	Actual expenses/actual returns	1,000.00	1,033.10	1.23	0.24%
	Hypothetical example	1,000.00	1,024.00	1.22	0.24%
Class R6	Actual expenses/actual returns	1,000.00	1,033.40	0.97	0.19%
	Hypothetical example	1,000.00	1,024.20	0.97	0.19%
Class 1	Actual expenses/actual returns	1,000.00	1,032.40	1.18	0.23%
	Hypothetical example	1,000.00	1,024.00	1.17	0.23%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
14	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Portfolios' investments
Subadvisors of Affiliated Underlying Funds
Allianz Global Investors U.S. LLC	(Allianz)
Axiom International Investors LLC	(Axiom)
BCSF Advisors, LP (Bain Capital Credit)	(Bain Capital)
Boston Partners Global Investors, Inc.	(Boston Partners)
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
Graham Capital Management, L.P.	(Graham)
Jennison Associates LLC	(Jennison)
Manulife Investment Management (North America) Limited	(MIM NA)
Manulife Investment Management (US) LLC	(MIM US)
Pictet Asset Management SA	(Pictet)
Redwood Investments, LLC	(Redwood)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Unigestion (UK) Limited	(Unigestion)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO

As of 12-31-19
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 92.1%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	5,414,633	$237,052,628
Capital Appreciation, Class NAV, JHF II (Jennison)	8,929,917	140,556,897
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	12,859,702	143,128,489
Disciplined Value, Class NAV, JHF III (Boston Partners)	6,807,565	141,393,127
Disciplined Value International, Class NAV, JHIT (Boston Partners)	16,503,592	206,459,940
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	21,817,630	251,775,451
Equity Income, Class NAV, JHF II (T. Rowe Price)	12,609,211	238,440,177
Financial Industries, Class NAV, JHIT II (MIM US) (B)	2,939,330	56,258,775
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	2,519,239	29,601,052
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	4,506,687	235,609,576
Global Equity, Class NAV, JHF II (MIM US) (B)	5,072,761	62,902,236
Global Shareholder Yield, Class NAV, JHF III (Epoch)	3,425,173	39,732,013
Global Thematic Opportunities, Class NAV, JHIT (Pictet)	6,763,035	83,252,961
International Dynamic Growth, Class NAV, JHIT (Axiom)	4,959,296	55,742,482
International Growth, Class NAV, JHF III (Wellington)	5,015,433	150,713,758
International Small Company, Class NAV, JHF II (DFA)	10,843,487	120,254,275
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	30,533,106	297,697,784
Mid Cap Stock, Class NAV, JHF II (Wellington)	8,546,983	177,606,314
Mid Value, Class NAV, JHF II (T. Rowe Price)	12,437,417	192,406,841
Multifactor Emerging Markets ETF, JHETF (DFA)	3,189,391	85,087,211
Multifactor Mid Cap ETF, JHETF (DFA)	949,155	37,168,910
Multifactor Small Cap ETF, JHETF (DFA)	993,134	27,628,988
Small Cap Core, Class NAV, JHIT (MIM US) (B)(C)	5,217,752	64,752,302
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	4,333,686	72,892,592
Small Cap Value, Class NAV, JHF II (Wellington)	3,456,452	74,002,631
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)(D)	18,971,482	188,007,384
Alternative and specialty - 7.9%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	1,957,850	17,268,235
Diversified Macro, Class NAV, JHIT (Graham)	3,738,033	36,632,722
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	12,400,421	124,376,222
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	15

MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Alternative and specialty - (continued)
Health Sciences, Class NAV, JHF II (T. Rowe Price)	9,801,345	$49,104,736
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	12,526,487	48,101,710
Seaport Long/Short, Class NAV, JHIT (Wellington)	1,272,758	15,107,637

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $3,043,675,715)		$3,700,716,056
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	215,623	83,367

TOTAL COMMON STOCKS (Cost $91,718)		$83,367
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (G)	67,407	67,407

TOTAL SHORT-TERM INVESTMENTS (Cost $67,407)		$67,407
Total investments (Cost $3,043,834,840) - 100.0%		$3,700,866,830
Other assets and liabilities, net - 0.0%		124,879
TOTAL NET ASSETS - 100.0%		$3,700,991,709
MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO

As of 12-31-19
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 97.7%
Equity - 74.9%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	12,896,909	$564,626,660
Capital Appreciation, Class NAV, JHF II (Jennison)	21,523,114	338,773,817
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	39,672,446	441,554,328
Disciplined Value, Class NAV, JHF III (Boston Partners)	16,704,763	346,957,917
Disciplined Value International, Class NAV, JHIT (Boston Partners)	38,198,236	477,859,937
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	40,824,464	471,114,320
Equity Income, Class NAV, JHF II (T. Rowe Price)	30,578,988	578,248,665
Financial Industries, Class NAV, JHIT II (MIM US) (B)	7,726,364	147,882,615
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	8,978,688	105,499,585
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	7,704,614	402,797,240
Global Equity, Class NAV, JHF II (MIM US) (B)	15,302,345	189,749,081
MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Global Shareholder Yield, Class NAV, JHF III (Epoch)	12,289,867	$142,562,456
Global Thematic Opportunities, Class NAV, JHIT (Pictet)	14,976,902	184,365,665
International Dynamic Growth, Class NAV, JHIT (Axiom)	11,479,327	129,027,632
International Growth, Class NAV, JHF III (Wellington)	11,608,396	348,832,305
International Small Company, Class NAV, JHF II (DFA)	23,583,634	261,542,497
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	79,426,209	774,405,538
Mid Cap Stock, Class NAV, JHF II (Wellington)	20,910,416	434,518,438
Mid Value, Class NAV, JHF II (T. Rowe Price)	29,938,473	463,148,172
Multifactor Emerging Markets ETF, JHETF (DFA)	8,156,911	217,611,703
Multifactor Mid Cap ETF, JHETF (DFA)	2,098,431	82,174,558
Multifactor Small Cap ETF, JHETF (DFA)	2,523,500	70,203,770
Small Cap Core, Class NAV, JHIT (MIM US) (B)(C)	11,854,767	147,117,654
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	8,486,784	142,747,715
Small Cap Value, Class NAV, JHF II (Wellington)	6,871,446	147,117,654
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)(D)	52,053,379	515,848,987
Fixed income - 16.3%
Asia Pacific Total Return Bond, Class NAV, JHF II (MIM US) (B)	6,801,326	66,448,955
Bond, Class NAV, JHSB (MIM US) (B)	26,471,300	426,717,351
Core Bond, Class NAV, JHF II (Wells Capital)	26,822,889	351,379,851
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	23,187,553	222,136,761
Floating Rate Income, Class NAV, JHF II (Bain Capital)	12,470,709	103,382,174
High Yield, Class NAV, JHBT (MIM US) (B)	32,766,755	113,045,304
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	12,018,316	115,255,654
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	31,232,738	334,814,955
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	3,226,057	36,035,060
Alternative and specialty - 6.5%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	9,759,779	86,081,254
Diversified Macro, Class NAV, JHIT (Graham)	8,100,419	79,384,106
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	31,054,369	311,475,319
Health Sciences, Class NAV, JHF II (T. Rowe Price)	19,640,148	98,397,142
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	27,099,276	104,061,221
Seaport Long/Short, Class NAV, JHIT (Wellington)	2,163,913	25,685,653
16	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $9,018,302,169)		$10,600,589,669
UNAFFILIATED INVESTMENT COMPANIES - 1.7%
Fixed income - 1.7%
Fidelity Inflation Protected Bond Index Fund	18,091,049	$182,357,775

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $176,004,884)		$182,357,775
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	489,868	189,398

TOTAL COMMON STOCKS (Cost $208,371)		$189,398
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.6%
U.S. Government - 0.6%
U.S. Treasury Note, 1.625%, 08/15/2029	60,390,000	58,784,905

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $60,570,787)		$58,784,905
SHORT-TERM INVESTMENTS - 0.0%
U.S. Government - 0.0%
U.S. Treasury Bill, 1.528%, 02/20/2020 *	2,320,000	2,315,216
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (G)	11,706	11,706

TOTAL SHORT-TERM INVESTMENTS (Cost $2,326,782)		$2,326,922
Total investments (Cost $9,257,412,993) - 100.0%		$10,844,248,669
Other assets and liabilities, net - 0.0%		862,618
TOTAL NET ASSETS - 100.0%		$10,845,111,287
MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO

As of 12-31-19
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 95.2%
Equity - 56.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	9,216,301	$403,489,652
Capital Appreciation, Class NAV, JHF II (Jennison)	15,241,871	239,907,050
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	40,494,463	450,703,376
Disciplined Value, Class NAV, JHF III (Boston Partners)	11,900,410	247,171,514
Disciplined Value International, Class NAV, JHIT (Boston Partners)	26,104,115	326,562,475
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	24,469,061	282,372,967
Equity Income, Class NAV, JHF II (T. Rowe Price)	21,979,313	415,628,813
Financial Industries, Class NAV, JHIT II (MIM US) (B)	6,326,591	121,090,948
MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	10,335,835	$121,446,064
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	5,739,144	300,042,426
Global Equity, Class NAV, JHF II (MIM US) (B)	14,270,882	176,958,942
Global Shareholder Yield, Class NAV, JHF III (Epoch)	11,659,859	135,254,367
Global Thematic Opportunities, Class NAV, JHIT (Pictet)	8,044,453	99,027,218
International Dynamic Growth, Class NAV, JHIT (Axiom)	7,845,027	88,178,107
International Growth, Class NAV, JHF III (Wellington)	7,933,276	238,394,942
International Small Company, Class NAV, JHF II (DFA)	13,348,833	148,038,554
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	52,132,346	508,290,374
Mid Cap Stock, Class NAV, JHF II (Wellington)	13,230,450	274,928,742
Mid Value, Class NAV, JHF II (T. Rowe Price)	19,138,792	296,077,107
Multifactor Emerging Markets ETF, JHETF (DFA)	5,280,709	140,879,811
Multifactor Mid Cap ETF, JHETF (DFA)	1,758,276	68,854,088
Multifactor Small Cap ETF, JHETF (DFA)	1,863,510	51,842,848
Small Cap Core, Class NAV, JHIT (MIM US) (B)(C)	7,242,591	89,880,550
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	6,349,539	106,799,242
Small Cap Value, Class NAV, JHF II (Wellington)	5,185,844	111,028,915
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)(D)	47,211,430	467,865,274
Fixed income - 33.9%
Asia Pacific Total Return Bond, Class NAV, JHF II (MIM US) (B)	9,462,336	92,447,021
Bond, Class NAV, JHSB (MIM US) (B)	54,570,120	879,670,338
Core Bond, Class NAV, JHF II (Wells Capital)	53,298,453	698,209,736
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	41,520,375	397,765,195
Floating Rate Income, Class NAV, JHF II (Bain Capital)	24,374,279	202,062,775
High Yield, Class NAV, JHBT (MIM US) (B)	62,755,258	216,505,641
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	27,418,850	262,946,775
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	71,245,241	763,748,985
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	6,148,158	68,674,930
Alternative and specialty - 5.3%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	10,212,951	90,078,229
Diversified Macro, Class NAV, JHIT (Graham)	5,309,630	52,034,374
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	24,884,646	249,593,001
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	17

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO (continued)

	Shares or Principal Amount	Value
Alternative and specialty - (continued)
Health Sciences, Class NAV, JHF II (T. Rowe Price)	13,834,739	$69,312,043
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	18,020,169	69,197,450
Seaport Long/Short, Class NAV, JHIT (Wellington)	2,167,396	25,726,986

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $8,786,340,073)		$10,048,687,845
UNAFFILIATED INVESTMENT COMPANIES - 3.3%
Equity - 0.0%
Fidelity International Index Fund	78,467	3,370,935
Fixed income - 3.3%
Fidelity Inflation Protected Bond Index Fund	34,341,317	346,160,480

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $337,232,875)		$349,531,415
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	303,543	117,359

TOTAL COMMON STOCKS (Cost $129,115)		$117,359
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.0%
U.S. Government - 1.0%
U.S. Treasury Note, 1.625%, 08/15/2029	108,020,000	105,148,956

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $108,346,200)		$105,148,956
SHORT-TERM INVESTMENTS - 0.5%
U.S. Government - 0.5%
U.S. Treasury Bill, 1.528%, 02/20/2020 *	49,885,000	49,782,133
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (G)	11,645	11,645

TOTAL SHORT-TERM INVESTMENTS (Cost $49,790,778)		$49,793,778
Total investments (Cost $9,281,839,041) - 100.0%		$10,553,279,353
Other assets and liabilities, net - 0.0%		1,306,036
TOTAL NET ASSETS - 100.0%		$10,554,585,389
MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO

As of 12-31-19
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 93.2%
Equity - 36.9%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	1,679,010	$73,507,043
Capital Appreciation, Class NAV, JHF II (Jennison)	2,794,234	43,981,240
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	11,746,226	130,735,496
MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Disciplined Value, Class NAV, JHF III (Boston Partners)	2,242,212	$46,570,735
Disciplined Value International, Class NAV, JHIT (Boston Partners)	4,335,511	54,237,247
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,584,000	29,819,361
Equity Income, Class NAV, JHF II (T. Rowe Price)	4,212,882	79,665,591
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	3,232,628	37,983,377
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	1,272,091	66,504,901
Global Equity, Class NAV, JHF II (MIM US) (B)	4,374,968	54,249,607
Global Shareholder Yield, Class NAV, JHF III (Epoch)	3,512,313	40,742,827
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,339,955	15,061,095
International Growth, Class NAV, JHF III (Wellington)	1,355,115	40,721,196
International Small Company, Class NAV, JHF II (DFA)	2,368,418	26,265,759
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	12,075,118	117,732,400
Mid Cap Stock, Class NAV, JHF II (Wellington)	2,527,984	52,531,517
Mid Value, Class NAV, JHF II (T. Rowe Price)	3,795,197	58,711,696
Multifactor Emerging Markets ETF, JHETF (DFA)	1,127,061	30,067,959
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	1,377,680	23,172,579
Small Cap Value, Class NAV, JHF II (Wellington)	1,226,799	26,265,759
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)(D)	9,032,976	89,516,795
Fixed income - 51.6%
Asia Pacific Total Return Bond, Class NAV, JHF II (MIM US) (B)	5,930,315	57,939,173
Bond, Class NAV, JHSB (MIM US) (B)	23,079,918	372,048,276
Core Bond, Class NAV, JHF II (Wells Capital)	30,840,265	404,007,472
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	15,794,291	151,309,310
Floating Rate Income, Class NAV, JHF II (Bain Capital)	10,735,171	88,994,570
High Yield, Class NAV, JHBT (MIM US) (B)	23,905,647	82,474,481
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	4,624,602	46,153,529
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	9,685,931	92,888,083
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	25,216,512	270,321,007
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	2,351,456	26,265,759
Alternative and specialty - 4.7%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	3,852,730	33,981,078
18	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Alternative and specialty - (continued)
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	3,084,399	$30,751,459
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	5,729,759	57,469,480
Infrastructure, Class NAV, JHIT (Wellington) (H)	1,148,737	15,370,104
Seaport Long/Short, Class NAV, JHIT (Wellington)	702,885	8,343,241

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $2,620,890,481)		$2,876,361,202
UNAFFILIATED INVESTMENT COMPANIES - 5.5%
Equity - 0.5%
Fidelity International Index Fund	389,157	16,718,175
Fixed income - 5.0%
Fidelity Inflation Protected Bond Index Fund	15,304,427	154,268,629

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $164,377,543)		$170,986,804
COMMON STOCKS - 0.0%
Energy - 0.0%
Sakari Resources, Ltd. (C)(E)(F)	50,910	19,683

TOTAL COMMON STOCKS (Cost $21,655)		$19,683
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.8%
U.S. Government - 0.8%
U.S. Treasury Note, 1.625%, 08/15/2029	24,520,000	23,868,287

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $24,594,618)		$23,868,287
SHORT-TERM INVESTMENTS - 0.5%
U.S. Government - 0.5%
U.S. Treasury Bill, 1.528%, 02/20/2020 *	14,202,000	14,172,714
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (G)	11,017	11,017

TOTAL SHORT-TERM INVESTMENTS (Cost $14,182,877)		$14,183,731
Total investments (Cost $2,824,067,174) - 100.0%		$3,085,419,707
Other assets and liabilities, net - 0.0%		433,931
TOTAL NET ASSETS - 100.0%		$3,085,853,638
MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO

As of 12-31-19
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.5%
Equity - 16.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	226,118	$9,899,438
Capital Appreciation, Class NAV, JHF II (Jennison)	433,748	6,827,187
MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	5,712,539	$63,580,560
Disciplined Value, Class NAV, JHF III (Boston Partners)	477,677	9,921,352
Disciplined Value International, Class NAV, JHIT (Boston Partners)	757,822	9,480,350
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	1,286,918	14,851,038
Equity Income, Class NAV, JHF II (T. Rowe Price)	838,803	15,861,767
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	1,650,397	19,392,166
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	192,144	10,045,309
Global Equity, Class NAV, JHF II (MIM US) (B)	2,130,036	26,412,440
Global Shareholder Yield, Class NAV, JHF III (Epoch)	1,632,077	18,932,094
International Dynamic Growth, Class NAV, JHIT (Axiom)	439,645	4,941,605
International Growth, Class NAV, JHF III (Wellington)	444,552	13,358,783
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	6,901,023	67,284,976
Mid Cap Stock, Class NAV, JHF II (Wellington)	803,011	16,686,560
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,232,731	19,070,354
Multifactor Emerging Markets ETF, JHETF (DFA)	144,017	3,842,114
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	425,171	7,151,383
Small Cap Value, Class NAV, JHF II (Wellington)	501,142	10,729,458
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)(D)	3,371,950	33,416,028
Fixed income - 67.1%
Asia Pacific Total Return Bond, Class NAV, JHF II (MIM US) (B)	4,879,874	47,676,369
Bond, Class NAV, JHSB (MIM US) (B)	25,657,547	413,599,650
Core Bond, Class NAV, JHF II (Wells Capital)	34,294,049	449,252,039
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	13,758,713	131,808,473
Floating Rate Income, Class NAV, JHF II (Bain Capital)	10,984,543	91,061,864
High Yield, Class NAV, JHBT (MIM US) (B)	19,071,238	65,795,773
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	4,777,191	47,676,369
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	8,863,380	84,999,814
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	23,137,715	248,036,308
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	1,867,360	20,858,411
Alternative and specialty - 6.4%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	4,360,587	38,460,380
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	19

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Alternative and specialty - (continued)
Alternative Risk Premia, Class NAV, JHIT (Unigestion)	2,988,504	$29,795,388
Diversified Real Assets, Class NAV, JHIT (Deutsche/MIM NA/Wellington) (B)	3,998,738	40,107,338
Infrastructure, Class NAV, JHIT (Wellington) (H)	3,094,835	41,408,890
Seaport Long/Short, Class NAV, JHIT (Wellington)	321,320	3,814,071

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $2,026,351,536)		$2,136,036,099
UNAFFILIATED INVESTMENT COMPANIES - 7.6%
Equity - 0.4%
Fidelity International Index Fund	230,683	9,910,141
Fixed income - 7.2%
Fidelity Inflation Protected Bond Index Fund	16,996,419	171,323,901

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $174,744,245)		$181,234,042
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.1%
U.S. Government - 2.1%
U.S. Treasury Note, 1.625%, 08/15/2029	51,709,000	50,334,636

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $51,370,114)		$50,334,636
SHORT-TERM INVESTMENTS - 0.7%
U.S. Government - 0.7%
U.S. Treasury Bill, 1.528%, 02/20/2020 *	16,571,000	16,536,829
Short-term funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.5340% (G)	11,017	11,017

TOTAL SHORT-TERM INVESTMENTS (Cost $16,546,850)		$16,547,846
Total investments (Cost $2,269,012,745) - 99.9%		$2,384,152,623
Other assets and liabilities, net - 0.1%		2,326,645
TOTAL NET ASSETS - 100.0%		$2,386,479,268
Percentages are based upon net assets.
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHF III	John Hancock Funds III
JHIT	John Hancock Investment Trust
JHIT II	John Hancock Investment Trust II
JHSB	John Hancock Sovereign Bond Fund
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	Formerly known as U.S. Strategic Equity Allocation Fund.
(E)	Restricted security as to resale, excluding 144A securities.
(F)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(G)	The rate shown is the annualized seven-day yield as of 12-31-19.
(H)	Formerly known as Enduring Assets Fund.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
20	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 12-31-19

	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Growth Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Moderate Portfolio	Multimanager Lifestyle Conservative Portfolio
Assets
Unaffiliated investments, at value	$150,774	$243,659,000	$504,591,508	$209,058,505	$248,116,524
Affiliated investments, at value	3,700,716,056	10,600,589,669	10,048,687,845	2,876,361,202	2,136,036,099
Total investments, at value	3,700,866,830	10,844,248,669	10,553,279,353	3,085,419,707	2,384,152,623
Cash	—	—	4,454	—	—
Dividends and interest receivable	504,982	6,281,510	10,846,693	4,196,927	4,174,807
Receivable for fund shares sold	286,931	1,141,693	3,870,388	399,063	2,447,225
Receivable for investments sold	29,916,338	58,136,222	62,812,647	12,570,648	10,905,264
Receivable from affiliates	134	440	465	170	151
Other assets	70,407	86,926	106,482	79,796	82,441
Total assets	3,731,645,622	10,909,895,460	10,630,920,482	3,102,666,311	2,401,762,511
Liabilities
Due to custodian	—	—	—	21,292	26,857
Payable for investments purchased	64,779	4,404,894	8,916,182	3,681,099	3,604,491
Payable for fund shares repurchased	30,274,261	59,466,496	66,502,014	12,803,286	11,393,948
Payable to affiliates
Accounting and legal services fees	182,826	534,835	521,772	152,773	118,552
Transfer agent fees	64,515	222,035	236,877	89,387	79,203
Distribution and service fees	7,076	13,860	14,571	4,779	4,525
Trustees' fees	5,252	15,560	15,476	4,612	3,462
Other liabilities and accrued expenses	55,204	126,493	128,201	55,445	52,205
Total liabilities	30,653,913	64,784,173	76,335,093	16,812,673	15,283,243
Net assets	$3,700,991,709	$10,845,111,287	$10,554,585,389	$3,085,853,638	$2,386,479,268
Net assets consist of
Paid-in capital	$2,975,490,545	$9,113,189,001	$9,189,355,064	$2,811,012,954	$2,275,287,442
Total distributable earnings (loss)	725,501,164	1,731,922,286	1,365,230,325	274,840,684	111,191,826
Net assets	$3,700,991,709	$10,845,111,287	$10,554,585,389	$3,085,853,638	$2,386,479,268
Unaffiliated investments, at cost	$159,125	$239,110,824	$495,498,968	$203,176,693	$242,661,209
Affiliated investments, at cost	3,043,675,715	9,018,302,169	8,786,340,073	2,620,890,481	2,026,351,536
Total investments, at cost	3,043,834,840	9,257,412,993	9,281,839,041	2,824,067,174	2,269,012,745
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$520,904,158	$1,713,668,968	$1,805,253,162	$661,336,652	$584,806,083
Shares outstanding	36,199,672	119,027,254	127,109,353	49,763,770	44,903,404
Net asset value and redemption price per share	$14.39	$14.40	$14.20	$13.29	$13.02
Class B1
Net assets	$3,447,731	$13,902,405	$14,748,025	$5,688,905	$5,075,071
Shares outstanding	238,951	962,017	1,039,717	426,222	389,495
Net asset value, offering price and redemption price per share	$14.43	$14.45	$14.18	$13.35	$13.03
Class C1
Net assets	$88,748,935	$383,738,653	$417,176,528	$176,126,000	$156,138,218
Shares outstanding	6,144,108	26,596,189	29,375,718	13,180,275	11,987,311
Net asset value, offering price and redemption price per share	$14.44	$14.43	$14.20	$13.36	$13.03
Class I
Net assets	$11,227,524	$32,677,205	$40,971,530	$12,574,586	$14,222,133
Shares outstanding	783,535	2,285,758	2,905,056	952,675	1,093,955
Net asset value, offering price and redemption price per share	$14.33	$14.30	$14.10	$13.20	$13.00
Class R1
Net assets	$4,720,464	$13,406,458	$8,553,395	$4,287,734	$4,987,276
Shares outstanding	327,407	925,868	605,742	322,412	383,277
Net asset value, offering price and redemption price per share	$14.42	$14.48	$14.12	$13.30	$13.01
Class R2
Net assets	$4,992,495	$11,390,632	$10,191,555	$2,469,173	$2,653,290
Shares outstanding	349,790	798,005	722,547	186,452	204,010
Net asset value, offering price and redemption price per share	$14.27	$14.27	$14.11	$13.24	$13.01
Class R3
Net assets	$8,416,516	$11,937,262	$18,108,305	$6,304,893	$3,636,678
Shares outstanding	586,970	830,911	1,279,202	474,690	280,002
Net asset value, offering price and redemption price per share	$14.34	$14.37	$14.16	$13.28	$12.99
Class R4
Net assets	$4,812,266	$5,832,209	$7,521,196	$3,241,046	$2,878,083
Shares outstanding	336,383	405,842	530,867	245,315	221,508
Net asset value, offering price and redemption price per share	$14.31	$14.37	$14.17	$13.21	$12.99
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	21

STATEMENTS OF ASSETS AND LIABILITIES 12-31-19

Continued
	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Growth Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Moderate Portfolio	Multimanager Lifestyle Conservative Portfolio
Class R5
Net assets	$2,527,678	$8,302,459	$14,097,403	$6,086,803	$3,679,542
Shares outstanding	176,334	576,524	993,276	460,818	283,041
Net asset value, offering price and redemption price per share	$14.33	$14.40	$14.19	$13.21	$13.00
Class R6
Net assets	$50,260,485	$127,441,803	$129,856,620	$34,341,716	$25,733,510
Shares outstanding	3,508,926	8,907,876	9,211,730	2,605,362	1,980,789
Net asset value, offering price and redemption price per share	$14.32	$14.31	$14.10	$13.18	$12.99
Class 1
Net assets	$3,000,933,457	$8,188,174,018	$7,927,721,656	$2,113,076,265	$1,582,669,384
Shares outstanding	209,881,470	572,248,809	562,532,175	160,003,357	121,798,507
Net asset value, offering price and redemption price per share	$14.30	$14.31	$14.09	$13.21	$12.99
Class 5
Net assets	—	$334,639,215	$160,386,014	$60,319,865	—
Shares outstanding	—	23,428,335	11,374,329	4,575,494	—
Net asset value, offering price and redemption price per share	—	$14.28	$14.10	$13.18	—
Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[2]	$15.07	$15.08	$14.87	$13.92	$13.63

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
22	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 12-31-19

	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Growth Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Moderate Portfolio	Multimanager Lifestyle Conservative Portfolio
Investment income
Income distributions received from affiliated investments	$53,467,431	$197,269,414	$230,492,334	$78,101,386	$65,019,350
Interest	48,886	2,743,648	4,584,832	1,687,147	2,029,093
Dividends	—	583,021	1,201,430	1,009,205	838,065
Total investment income	53,516,317	200,596,083	236,278,596	80,797,738	67,886,508
Expenses
Investment management fees	6,781,923	19,162,991	19,068,457	5,611,676	4,739,460
Distribution and service fees	4,062,465	13,579,676	14,319,381	5,097,831	4,311,823
Accounting and legal services fees	724,386	2,136,753	2,103,243	614,886	464,682
Transfer agent fees	708,461	2,478,975	2,653,147	1,001,805	876,039
Trustees' fees	74,008	219,775	218,158	64,190	48,284
Custodian fees	46,778	47,799	47,790	47,784	46,772
State registration fees	154,186	167,854	174,559	159,255	153,672
Printing and postage	64,418	165,869	150,406	66,278	57,187
Professional fees	102,119	230,580	228,783	93,836	78,924
Other	50,618	122,529	122,264	47,048	38,691
Total expenses	12,769,362	38,312,801	39,086,188	12,804,589	10,815,534
Less expense reductions	(4,972,701)	(11,910,243)	(10,195,202)	(2,416,071)	(1,730,922)
Net expenses	7,796,661	26,402,558	28,890,986	10,388,518	9,084,612
Net investment income	45,719,656	174,193,525	207,387,610	70,409,220	58,801,896
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	222,761	705,684	459,889	118,125	46,739
Affiliated investments	138,230,366	343,367,233	249,697,418	28,086,090	5,067,105
Capital gain distributions received from unaffiliated investments	—	2,795,836	5,307,191	2,365,184	2,626,669
Capital gain distributions received from affiliated investments	109,239,739	284,219,235	229,821,686	49,218,114	22,889,389
	247,692,866	631,087,988	485,286,184	79,787,513	30,629,902
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(8,351)	4,569,864	9,140,556	5,899,761	5,470,486
Affiliated investments	523,975,659	1,347,107,626	1,148,077,575	293,778,404	170,609,386
	523,967,308	1,351,677,490	1,157,218,131	299,678,165	176,079,872
Net realized and unrealized gain	771,660,174	1,982,765,478	1,642,504,315	379,465,678	206,709,774
Increase in net assets from operations	$817,379,830	$2,156,959,003	$1,849,891,925	$449,874,898	$265,511,670
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	23

STATEMENTS OF CHANGES IN NET ASSETS

	Multimanager Lifestyle Aggressive Portfolio		Multimanager Lifestyle Growth Portfolio		Multimanager Lifestyle Balanced Portfolio
	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
Increase (decrease) in net assets
From operations
Net investment income	$45,719,656	$38,976,527	$174,193,525	$174,147,836	$207,387,610	$234,118,177
Net realized gain	247,692,866	441,599,862	631,087,988	1,125,995,956	485,286,184	840,858,408
Change in net unrealized appreciation (depreciation)	523,967,308	(858,679,480)	1,351,677,490	(2,251,917,031)	1,157,218,131	(1,810,722,398)
Increase (decrease) in net assets resulting from operations	817,379,830	(378,103,091)	2,156,959,003	(951,773,239)	1,849,891,925	(735,745,813)
Distributions to shareholders
From earnings
Class A	(63,146,238)	(51,109,195)	(184,359,416)	(154,331,632)	(150,751,543)	(135,841,404)
Class B	(397,814)	(632,408)	(1,412,369)	(2,514,337)	(1,146,996)	(2,159,589)
Class C	(10,273,286)	(9,984,618)	(39,097,084)	(39,639,362)	(32,356,611)	(37,300,776)
Class I	(1,540,334)	(1,074,039)	(3,797,324)	(3,432,022)	(3,612,043)	(3,642,958)
Class R1	(556,850)	(538,925)	(1,392,127)	(1,363,477)	(704,575)	(1,025,976)
Class R2	(604,092)	(615,824)	(1,221,559)	(1,250,503)	(848,423)	(1,118,486)
Class R3	(1,007,673)	(875,456)	(1,257,316)	(1,102,923)	(1,472,703)	(1,287,203)
Class R4	(584,829)	(500,565)	(634,012)	(515,626)	(646,619)	(631,099)
Class R5	(257,138)	(358,437)	(895,576)	(882,566)	(1,217,031)	(1,173,544)
Class R6	(6,262,516)	(3,872,638)	(14,158,102)	(9,159,506)	(11,348,222)	(7,268,376)
Class 1	(377,410,116)	(341,594,813)	(914,476,733)	(852,825,679)	(704,102,099)	(713,637,053)
Class 5	—	—	(37,341,839)	(30,388,934)	(14,055,998)	(12,816,870)
Total distributions	(462,040,886)	(411,156,918)	(1,200,043,457)	(1,097,406,567)	(922,262,863)	(917,903,334)
Portfolio share transactions
From portfolio share transactions	(72,452,749)	(73,238,755)	(440,668,874)	(521,635,491)	(742,951,166)	(742,423,310)
Total increase (decrease)	282,886,195	(862,498,764)	516,246,672	(2,570,815,297)	184,677,896	(2,396,072,457)
Net assets
Beginning of year	3,418,105,514	4,280,604,278	10,328,864,615	12,899,679,912	10,369,907,493	12,765,979,950
End of year	$3,700,991,709	$3,418,105,514	$10,845,111,287	$10,328,864,615	$10,554,585,389	$10,369,907,493
24	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager Lifestyle Moderate Portfolio		Multimanager Lifestyle Conservative Portfolio
	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
Increase (decrease) in net assets
From operations
Net investment income	$70,409,220	$83,315,294	$58,801,896	$67,974,796
Net realized gain	79,787,513	165,950,322	30,629,902	49,367,464
Change in net unrealized appreciation (depreciation)	299,678,165	(417,709,977)	176,079,872	(206,978,404)
Increase (decrease) in net assets resulting from operations	449,874,898	(168,444,361)	265,511,670	(89,636,144)
Distributions to shareholders
From earnings
Class A	(39,304,950)	(39,590,857)	(20,506,292)	(20,860,532)
Class B	(286,780)	(708,969)	(166,746)	(334,764)
Class C	(8,524,760)	(11,978,202)	(4,667,119)	(5,947,405)
Class I	(834,992)	(1,007,565)	(550,182)	(622,608)
Class R1	(236,096)	(316,963)	(167,245)	(237,034)
Class R2	(143,854)	(227,077)	(91,934)	(112,100)
Class R3	(350,068)	(335,571)	(123,311)	(132,417)
Class R4	(200,819)	(204,665)	(109,198)	(87,989)
Class R5	(398,679)	(456,067)	(141,118)	(180,532)
Class R6	(2,259,682)	(1,672,764)	(986,776)	(836,279)
Class 1	(141,539,227)	(152,722,250)	(63,354,688)	(69,386,676)
Class 5	(4,026,693)	(3,762,358)	—	—
Total distributions	(198,106,600)	(212,983,308)	(90,864,609)	(98,738,336)
Portfolio share transactions
From portfolio share transactions	(257,876,932)	(328,205,952)	(132,214,788)	(340,224,242)
Total increase (decrease)	(6,108,634)	(709,633,621)	42,432,273	(528,598,722)
Net assets
Beginning of year	3,091,962,272	3,801,595,893	2,344,046,995	2,872,645,717
End of year	$3,085,853,638	$3,091,962,272	$2,386,479,268	$2,344,046,995
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	25

Financial highlights
Multimanager Lifestyle Aggressive Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Aggressive Portfolio
Class A
12-31-2019	13.10	0.15	3.12	3.27	(0.16)	(1.82)	(1.98)	14.39	24.92	0.64	0.49	1.03	521	29
12-31-2018	16.52	0.12	(1.82)	(1.70)	(0.12)	(1.60)	(1.72)	13.10	(10.19)	0.56	0.48	0.72	439	22
12-31-2017	14.72	0.13	3.23	3.36	(0.13)	(1.43)	(1.56)	16.52	22.79	0.55	0.48	0.79	499	23
12-31-2016	14.87	0.12	0.91	1.03	(0.12)	(1.06)	(1.18)	14.72	6.92	0.53	0.47	0.78	419	31
12-31-2015	16.29	0.11	(0.34)	(0.23)	(0.10)	(1.09)	(1.19)	14.87	(1.54)	0.52	0.47	0.64	411	15
Class B
12-31-2019	13.14	(0.01)	3.18	3.17	(0.06)	(1.82)	(1.88)	14.43	24.05	1.34	1.20	(0.08)	3	29
12-31-2018	16.55	(0.03)	(1.78)	(1.81)	— [7]	(1.60)	(1.60)	13.14	(10.82)	1.26	1.18	(0.17)	6	22
12-31-2017	14.75	(0.02)	3.26	3.24	(0.01)	(1.43)	(1.44)	16.55	21.97	1.25	1.18	(0.10)	10	23
12-31-2016	14.90	(0.01)	0.93	0.92	(0.01)	(1.06)	(1.07)	14.75	6.15	1.23	1.19	(0.08)	12	31
12-31-2015	16.33	(0.04)	(0.32)	(0.36)	—	(1.07)	(1.07)	14.90	(2.31)	1.24	1.21	(0.26)	16	15
Class C
12-31-2019	13.15	0.03	3.14	3.17	(0.06)	(1.82)	(1.88)	14.44	24.03	1.34	1.20	0.21	89	29
12-31-2018	16.57	(0.02)	(1.80)	(1.82)	— [7]	(1.60)	(1.60)	13.15	(10.87)	1.26	1.18	(0.14)	91	22
12-31-2017	14.76	— [7]	3.25	3.25	(0.01)	(1.43)	(1.44)	16.57	22.03	1.25	1.18	(0.03)	148	23
12-31-2016	14.92	— [7]	0.91	0.91	(0.01)	(1.06)	(1.07)	14.76	6.07	1.23	1.19	0.01	155	31
12-31-2015	16.33	(0.02)	(0.32)	(0.34)	—	(1.07)	(1.07)	14.92	(2.19)	1.22	1.19	(0.11)	167	15
Class I
12-31-2019	13.04	0.20	3.11	3.31	(0.20)	(1.82)	(2.02)	14.33	25.38	0.34	0.19	1.35	11	29
12-31-2018	16.47	0.15	(1.81)	(1.66)	(0.17)	(1.60)	(1.77)	13.04	(9.98)	0.28	0.18	0.91	10	22
12-31-2017	14.67	0.22	3.19	3.41	(0.18)	(1.43)	(1.61)	16.47	23.20	0.24	0.17	1.33	10	23
12-31-2016	14.83	0.19	0.87	1.06	(0.16)	(1.06)	(1.22)	14.67	7.18	0.22	0.17	1.25	4	31
12-31-2015 [8]	17.07	0.28	(1.28)	(1.00)	(0.15)	(1.09)	(1.24)	14.83	(5.98) [9]	0.20 [10]	0.17 [10]	2.56 [10]	3	15 [11]
Class R1
12-31-2019	13.12	0.08	3.15	3.23	(0.11)	(1.82)	(1.93)	14.42	24.59	0.97	0.83	0.52	5	29
12-31-2018	16.55	0.04	(1.81)	(1.77)	(0.06)	(1.60)	(1.66)	13.12	(10.58)	0.92	0.83	0.25	5	22
12-31-2017	14.74	0.05	3.26	3.31	(0.07)	(1.43)	(1.50)	16.55	22.44	0.89	0.82	0.33	6	23
12-31-2016	14.90	0.05	0.91	0.96	(0.06)	(1.06)	(1.12)	14.74	6.48	0.88	0.84	0.35	6	31
12-31-2015	16.32	0.02	(0.31)	(0.29)	(0.04)	(1.09)	(1.13)	14.90	(1.89)	0.89	0.86	0.12	7	15
Class R2
12-31-2019	13.00	0.13	3.11	3.24	(0.15)	(1.82)	(1.97)	14.27	24.76	0.72	0.59	0.88	5	29
12-31-2018	16.42	0.08	(1.79)	(1.71)	(0.11)	(1.60)	(1.71)	13.00	(10.28)	0.68	0.59	0.49	4	22
12-31-2017	14.64	0.07	3.25	3.32	(0.11)	(1.43)	(1.54)	16.42	22.67	0.64	0.57	0.41	6	23
12-31-2016	14.80	0.10	0.90	1.00	(0.10)	(1.06)	(1.16)	14.64	6.78	0.62	0.58	0.67	7	31
12-31-2015	16.22	0.07	(0.32)	(0.25)	(0.08)	(1.09)	(1.17)	14.80	(1.65)	0.65	0.60	0.44	5	15
Class R3
12-31-2019	13.06	0.10	3.12	3.22	(0.12)	(1.82)	(1.94)	14.34	24.65	0.88	0.75	0.70	8	29
12-31-2018	16.48	0.07	(1.81)	(1.74)	(0.08)	(1.60)	(1.68)	13.06	(10.46)	0.81	0.72	0.44	8	22
12-31-2017	14.68	0.23	3.09	3.32	(0.09)	(1.43)	(1.52)	16.48	22.58	0.80	0.73	1.38	10	23
12-31-2016	14.84	0.07	0.91	0.98	(0.08)	(1.06)	(1.14)	14.68	6.59	0.77	0.73	0.45	5	31
12-31-2015	16.27	0.06	(0.35)	(0.29)	(0.05)	(1.09)	(1.14)	14.84	(1.86)	0.81	0.78	0.34	6	15
Class R4
12-31-2019	13.03	0.17	3.11	3.28	(0.18)	(1.82)	(2.00)	14.31	25.16	0.58	0.34	1.14	5	29
12-31-2018	16.45	0.11	(1.78)	(1.67)	(0.15)	(1.60)	(1.75)	13.03	(10.08)	0.52	0.33	0.69	4	22
12-31-2017	14.66	0.16	3.21	3.37	(0.15)	(1.43)	(1.58)	16.45	22.98	0.50	0.33	1.00	8	23
12-31-2016	14.81	0.11	0.94	1.05	(0.14)	(1.06)	(1.20)	14.66	7.10	0.47	0.33	0.76	7	31
12-31-2015	16.24	0.10	(0.32)	(0.22)	(0.12)	(1.09)	(1.21)	14.81	(1.46)	0.51	0.38	0.60	6	15
Class R5
12-31-2019	13.05	0.17	3.15	3.32	(0.22)	(1.82)	(2.04)	14.33	25.36	0.27	0.13	1.17	3	29
12-31-2018	16.48	0.11	(1.76)	(1.65)	(0.18)	(1.60)	(1.78)	13.05	(9.91)	0.22	0.13	0.66	3	22
12-31-2017	14.68	0.17	3.24	3.41	(0.18)	(1.43)	(1.61)	16.48	23.25	0.20	0.13	1.04	7	23
12-31-2016	14.83	0.15	0.93	1.08	(0.17)	(1.06)	(1.23)	14.68	7.30	0.17	0.13	1.01	7	31
12-31-2015	16.26	0.13	(0.31)	(0.18)	(0.16)	(1.09)	(1.25)	14.83	(1.25)	0.19	0.16	0.81	8	15
26	JOHN HANCOCK MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager Lifestyle Aggressive Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2019	13.04	0.24	3.08	3.32	(0.22)	(1.82)	(2.04)	14.32	25.41	0.23	0.10	1.60	50	29
12-31-2018	16.47	0.22	(1.86)	(1.64)	(0.19)	(1.60)	(1.79)	13.04	(9.87)	0.17	0.08	1.31	33	22
12-31-2017	14.67	0.25	3.17	3.42	(0.19)	(1.43)	(1.62)	16.47	23.32	0.15	0.08	1.51	29	23
12-31-2016	14.82	0.16	0.93	1.09	(0.18)	(1.06)	(1.24)	14.67	7.38	0.12	0.06	1.10	18	31
12-31-2015	16.23	0.18	(0.33)	(0.15)	(0.17)	(1.09)	(1.26)	14.82	(1.07)	0.13	0.06	1.12	21	15
Class 1
12-31-2019	13.02	0.20	3.11	3.31	(0.21)	(1.82)	(2.03)	14.30	25.41	0.27	0.13	1.31	3,001	29
12-31-2018	16.45	0.17	(1.82)	(1.65)	(0.18)	(1.60)	(1.78)	13.02	(9.92)	0.20	0.12	1.03	2,815	22
12-31-2017	14.65	0.18	3.24	3.42	(0.19)	(1.43)	(1.62)	16.45	23.31	0.19	0.12	1.08	3,548	23
12-31-2016	14.81	0.16	0.91	1.07	(0.17)	(1.06)	(1.23)	14.65	7.26	0.16	0.11	1.10	3,360	31
12-31-2015	16.22	0.16	(0.32)	(0.16)	(0.16)	(1.09)	(1.25)	14.81	(1.12)	0.14	0.11	0.94	3,560	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] Less than $0.005 per share.
[8] The inception date for Class I shares is 5-1-15.
[9] Not annualized.
[10] Annualized.
[11] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	27

Financial highlights continued
Multimanager Lifestyle Growth Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Growth Portfolio
Class A
12-31-2019	13.23	0.21	2.69	2.90	(0.21)	(1.52)	(1.73)	14.40	21.89	0.62	0.51	1.39	1,714	29
12-31-2018	16.16	0.20	(1.62)	(1.42)	(0.20)	(1.31)	(1.51)	13.23	(8.70)	0.55	0.48	1.22	1,502	20
12-31-2017	14.77	0.19	2.59	2.78	(0.20)	(1.19)	(1.39)	16.16	18.84	0.54	0.48	1.17	1,719	24
12-31-2016	14.89	0.18	0.82	1.00	(0.20)	(0.92)	(1.12)	14.77	6.69	0.52	0.47	1.19	1,587	28
12-31-2015	16.35	0.19	(0.41)	(0.22)	(0.19)	(1.05)	(1.24)	14.89	(1.45)	0.51	0.47	1.17	1,611	15
Class B
12-31-2019	13.28	0.05	2.75	2.80	(0.11)	(1.52)	(1.63)	14.45	21.01	1.32	1.21	0.31	14	29
12-31-2018	16.20	0.05	(1.57)	(1.52)	(0.09)	(1.31)	(1.40)	13.28	(9.33)	1.25	1.18	0.31	26	20
12-31-2017	14.82	0.05	2.61	2.66	(0.09)	(1.19)	(1.28)	16.20	17.94	1.24	1.18	0.31	46	24
12-31-2016	14.94	0.06	0.82	0.88	(0.08)	(0.92)	(1.00)	14.82	5.92	1.22	1.19	0.37	57	28
12-31-2015	16.39	0.05	(0.38)	(0.33)	(0.07)	(1.05)	(1.12)	14.94	(2.09)	1.22	1.19	0.30	76	15
Class C
12-31-2019	13.27	0.08	2.71	2.79	(0.11)	(1.52)	(1.63)	14.43	21.05	1.32	1.21	0.57	384	29
12-31-2018	16.18	0.06	(1.57)	(1.51)	(0.09)	(1.31)	(1.40)	13.27	(9.34)	1.25	1.18	0.38	414	20
12-31-2017	14.80	0.06	2.60	2.66	(0.09)	(1.19)	(1.28)	16.18	17.97	1.24	1.18	0.40	629	24
12-31-2016	14.92	0.07	0.81	0.88	(0.08)	(0.92)	(1.00)	14.80	5.93	1.22	1.19	0.45	670	28
12-31-2015	16.37	0.07	(0.40)	(0.33)	(0.07)	(1.05)	(1.12)	14.92	(2.09)	1.21	1.19	0.42	730	15
Class I
12-31-2019	13.15	0.25	2.67	2.92	(0.25)	(1.52)	(1.77)	14.30	22.21	0.33	0.21	1.66	33	29
12-31-2018	16.07	0.24	(1.60)	(1.36)	(0.25)	(1.31)	(1.56)	13.15	(8.37)	0.26	0.18	1.47	32	20
12-31-2017	14.69	0.29	2.53	2.82	(0.25)	(1.19)	(1.44)	16.07	19.20	0.23	0.17	1.78	38	24
12-31-2016	14.82	0.34	0.69	1.03	(0.24)	(0.92)	(1.16)	14.69	6.97	0.21	0.17	2.27	16	28
12-31-2015 [7]	16.97	0.23	(1.09)	(0.86)	(0.24)	(1.05)	(1.29)	14.82	(5.17) [8]	0.20 [9]	0.17 [9]	2.11 [9]	6	15 [10]
Class R1
12-31-2019	13.30	0.14	2.72	2.86	(0.16)	(1.52)	(1.68)	14.48	21.48	0.95	0.84	0.97	13	29
12-31-2018	16.23	0.13	(1.60)	(1.47)	(0.15)	(1.31)	(1.46)	13.30	(9.00)	0.89	0.82	0.79	14	20
12-31-2017	14.83	0.13	2.61	2.74	(0.15)	(1.19)	(1.34)	16.23	18.45	0.87	0.82	0.79	18	24
12-31-2016	14.96	0.13	0.80	0.93	(0.14)	(0.92)	(1.06)	14.83	6.24	0.85	0.81	0.83	18	28
12-31-2015	16.41	0.13	(0.40)	(0.27)	(0.13)	(1.05)	(1.18)	14.96	(1.73)	0.86	0.83	0.76	20	15
Class R2
12-31-2019	13.13	0.19	2.67	2.86	(0.20)	(1.52)	(1.72)	14.27	21.72	0.71	0.60	1.28	11	29
12-31-2018	16.05	0.17	(1.59)	(1.42)	(0.19)	(1.31)	(1.50)	13.13	(8.78)	0.64	0.57	1.06	11	20
12-31-2017	14.68	0.14	2.61	2.75	(0.19)	(1.19)	(1.38)	16.05	18.71	0.64	0.58	0.86	13	24
12-31-2016	14.81	0.17	0.80	0.97	(0.18)	(0.92)	(1.10)	14.68	6.56	0.61	0.58	1.14	18	28
12-31-2015	16.27	0.18	(0.42)	(0.24)	(0.17)	(1.05)	(1.22)	14.81	(1.55)	0.62	0.59	1.09	15	15
Class R3
12-31-2019	13.21	0.17	2.68	2.85	(0.17)	(1.52)	(1.69)	14.37	21.58	0.85	0.75	1.12	12	29
12-31-2018	16.13	0.15	(1.59)	(1.44)	(0.17)	(1.31)	(1.48)	13.21	(8.87)	0.76	0.68	0.95	11	20
12-31-2017	14.75	0.17	2.57	2.74	(0.17)	(1.19)	(1.36)	16.13	18.54	0.78	0.73	1.05	14	24
12-31-2016	14.87	0.14	0.82	0.96	(0.16)	(0.92)	(1.08)	14.75	6.44	0.74	0.71	0.91	14	28
12-31-2015	16.33	0.12	(0.38)	(0.26)	(0.15)	(1.05)	(1.20)	14.87	(1.70)	0.77	0.74	0.71	18	15
Class R4
12-31-2019	13.21	0.24	2.67	2.91	(0.23)	(1.52)	(1.75)	14.37	22.03	0.56	0.35	1.60	6	29
12-31-2018	16.14	0.16	(1.55)	(1.39)	(0.23)	(1.31)	(1.54)	13.21	(8.56)	0.50	0.33	1.00	5	20
12-31-2017	14.75	0.19	2.62	2.81	(0.23)	(1.19)	(1.42)	16.14	19.03	0.48	0.32	1.19	11	24
12-31-2016	14.87	0.18	0.84	1.02	(0.22)	(0.92)	(1.14)	14.75	6.85	0.46	0.33	1.18	15	28
12-31-2015	16.33	0.18	(0.38)	(0.20)	(0.21)	(1.05)	(1.26)	14.87	(1.30)	0.47	0.34	1.10	19	15
Class R5
12-31-2019	13.23	0.25	2.70	2.95	(0.26)	(1.52)	(1.78)	14.40	22.28	0.27	0.16	1.65	8	29
12-31-2018	16.16	0.18	(1.54)	(1.36)	(0.26)	(1.31)	(1.57)	13.23	(8.35)	0.21	0.14	1.12	8	20
12-31-2017	14.77	0.24	2.60	2.84	(0.26)	(1.19)	(1.45)	16.16	19.22	0.18	0.13	1.46	22	24
12-31-2016	14.89	0.21	0.84	1.05	(0.25)	(0.92)	(1.17)	14.77	7.05	0.16	0.13	1.40	21	28
12-31-2015	16.35	0.22	(0.38)	(0.16)	(0.25)	(1.05)	(1.30)	14.89	(1.10)	0.16	0.14	1.34	28	15
28	JOHN HANCOCK MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager Lifestyle Growth Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2019	13.15	0.28	2.67	2.95	(0.27)	(1.52)	(1.79)	14.31	22.39	0.22	0.11	1.92	127	29
12-31-2018	16.08	0.28	(1.63)	(1.35)	(0.27)	(1.31)	(1.58)	13.15	(8.34)	0.15	0.08	1.75	88	20
12-31-2017	14.70	0.33	2.51	2.84	(0.27)	(1.19)	(1.46)	16.08	19.30	0.14	0.08	2.00	78	24
12-31-2016	14.82	0.23	0.83	1.06	(0.26)	(0.92)	(1.18)	14.70	7.16	0.11	0.06	1.56	41	28
12-31-2015	16.28	0.27	(0.42)	(0.15)	(0.26)	(1.05)	(1.31)	14.82	(1.04)	0.11	0.06	1.63	47	15
Class 1
12-31-2019	13.16	0.25	2.68	2.93	(0.26)	(1.52)	(1.78)	14.31	22.26	0.25	0.15	1.69	8,188	29
12-31-2018	16.08	0.25	(1.60)	(1.35)	(0.26)	(1.31)	(1.57)	13.16	(8.31)	0.19	0.12	1.53	7,935	20
12-31-2017	14.70	0.24	2.59	2.83	(0.26)	(1.19)	(1.45)	16.08	19.26	0.17	0.12	1.50	9,997	24
12-31-2016	14.83	0.23	0.81	1.04	(0.25)	(0.92)	(1.17)	14.70	7.03	0.15	0.11	1.55	9,850	28
12-31-2015	16.28	0.24	(0.39)	(0.15)	(0.25)	(1.05)	(1.30)	14.83	(1.02)	0.13	0.11	1.46	10,420	15
Class 5
12-31-2019	13.13	0.27	2.67	2.94	(0.27)	(1.52)	(1.79)	14.28	22.36	0.20	0.10	1.81	335	29
12-31-2018	16.06	0.26	(1.61)	(1.35)	(0.27)	(1.31)	(1.58)	13.13	(8.34)	0.14	0.07	1.63	284	20
12-31-2017	14.68	0.26	2.58	2.84	(0.27)	(1.19)	(1.46)	16.06	19.34	0.12	0.07	1.63	314	24
12-31-2016	14.81	0.25	0.80	1.05	(0.26)	(0.92)	(1.18)	14.68	7.09	0.10	0.06	1.65	259	28
12-31-2015	16.26	0.26	(0.40)	(0.14)	(0.26)	(1.05)	(1.31)	14.81	(0.98)	0.08	0.06	1.57	243	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] The inception date for Class I shares is 5-1-15.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	29

Financial highlights continued
Multimanager Lifestyle Balanced Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Balanced Portfolio
Class A
12-31-2019	13.06	0.25	2.17	2.42	(0.25)	(1.03)	(1.28)	14.20	18.57	0.62	0.52	1.73	1,805	33
12-31-2018	15.29	0.26	(1.30)	(1.04)	(0.27)	(0.92)	(1.19)	13.06	(6.79)	0.56	0.49	1.74	1,604	18
12-31-2017	14.32	0.24	1.88	2.12	(0.25)	(0.90)	(1.15)	15.29	14.79	0.54	0.48	1.57	1,841	27
12-31-2016	14.31	0.24	0.72	0.96	(0.25)	(0.70)	(0.95)	14.32	6.73	0.52	0.47	1.64	1,782	23
12-31-2015	15.55	0.27	(0.50)	(0.23)	(0.26)	(0.75)	(1.01)	14.31	(1.54)	0.51	0.47	1.69	1,843	13
Class B
12-31-2019	13.05	0.10	2.21	2.31	(0.15)	(1.03)	(1.18)	14.18	17.79	1.32	1.23	0.69	15	33
12-31-2018	15.28	0.13	(1.27)	(1.14)	(0.17)	(0.92)	(1.09)	13.05	(7.50)	1.26	1.19	0.87	28	18
12-31-2017	14.32	0.12	1.88	2.00	(0.14)	(0.90)	(1.04)	15.28	13.93	1.24	1.19	0.75	47	27
12-31-2016	14.31	0.12	0.74	0.86	(0.15)	(0.70)	(0.85)	14.32	5.99	1.22	1.19	0.83	59	23
12-31-2015	15.54	0.13	(0.46)	(0.33)	(0.15)	(0.75)	(0.90)	14.31	(2.20)	1.22	1.19	0.85	78	13
Class C
12-31-2019	13.06	0.13	2.19	2.32	(0.15)	(1.03)	(1.18)	14.20	17.76	1.32	1.23	0.90	417	33
12-31-2018	15.30	0.14	(1.29)	(1.15)	(0.17)	(0.92)	(1.09)	13.06	(7.48)	1.26	1.19	0.92	479	18
12-31-2017	14.33	0.13	1.88	2.01	(0.14)	(0.90)	(1.04)	15.30	13.99	1.24	1.19	0.81	718	27
12-31-2016	14.32	0.13	0.73	0.86	(0.15)	(0.70)	(0.85)	14.33	5.99	1.22	1.19	0.90	792	23
12-31-2015	15.55	0.15	(0.48)	(0.33)	(0.15)	(0.75)	(0.90)	14.32	(2.19)	1.21	1.19	0.95	876	13
Class I
12-31-2019	12.97	0.28	2.18	2.46	(0.30)	(1.03)	(1.33)	14.10	18.97	0.33	0.22	1.97	41	33
12-31-2018	15.20	0.31	(1.30)	(0.99)	(0.32)	(0.92)	(1.24)	12.97	(6.55)	0.27	0.19	2.05	40	18
12-31-2017	14.24	0.35	1.80	2.15	(0.29)	(0.90)	(1.19)	15.20	15.15	0.23	0.18	2.25	45	27
12-31-2016	14.24	0.35	0.65	1.00	(0.30)	(0.70)	(1.00)	14.24	7.01	0.21	0.17	2.42	17	23
12-31-2015 [7]	16.00	0.34	(1.08)	(0.74)	(0.27)	(0.75)	(1.02)	14.24	(4.70) [8]	0.20 [9]	0.17 [9]	3.26 [9]	6	13 [10]
Class R1
12-31-2019	12.99	0.17	2.19	2.36	(0.20)	(1.03)	(1.23)	14.12	18.20	0.95	0.85	1.21	9	33
12-31-2018	15.22	0.20	(1.29)	(1.09)	(0.22)	(0.92)	(1.14)	12.99	(7.15)	0.91	0.84	1.31	13	18
12-31-2017	14.26	0.19	1.86	2.05	(0.19)	(0.90)	(1.09)	15.22	14.39	0.88	0.83	1.21	17	27
12-31-2016	14.25	0.19	0.72	0.91	(0.20)	(0.70)	(0.90)	14.26	6.39	0.86	0.83	1.28	16	23
12-31-2015	15.48	0.20	(0.48)	(0.28)	(0.20)	(0.75)	(0.95)	14.25	(1.86)	0.86	0.84	1.27	17	13
Class R2
12-31-2019	12.98	0.22	2.18	2.40	(0.24)	(1.03)	(1.27)	14.11	18.42	0.72	0.62	1.52	10	33
12-31-2018	15.20	0.25	(1.29)	(1.04)	(0.26)	(0.92)	(1.18)	12.98	(6.85)	0.66	0.59	1.62	12	18
12-31-2017	14.25	0.22	1.86	2.08	(0.23)	(0.90)	(1.13)	15.20	14.61	0.64	0.58	1.45	14	27
12-31-2016	14.24	0.23	0.72	0.95	(0.24)	(0.70)	(0.94)	14.25	6.66	0.61	0.58	1.57	16	23
12-31-2015	15.48	0.25	(0.50)	(0.25)	(0.24)	(0.75)	(0.99)	14.24	(1.66)	0.63	0.59	1.58	14	13
Class R3
12-31-2019	13.02	0.21	2.18	2.39	(0.22)	(1.03)	(1.25)	14.16	18.36	0.86	0.77	1.48	18	33
12-31-2018	15.25	0.23	(1.30)	(1.07)	(0.24)	(0.92)	(1.16)	13.02	(7.03)	0.78	0.72	1.52	16	18
12-31-2017	14.29	0.20	1.87	2.07	(0.21)	(0.90)	(1.11)	15.25	14.47	0.78	0.73	1.31	18	27
12-31-2016	14.28	0.20	0.72	0.92	(0.21)	(0.70)	(0.91)	14.29	6.48	0.75	0.72	1.38	22	23
12-31-2015	15.51	0.20	(0.46)	(0.26)	(0.22)	(0.75)	(0.97)	14.28	(1.75)	0.76	0.74	1.30	24	13
Class R4
12-31-2019	13.03	0.26	2.18	2.44	(0.27)	(1.03)	(1.30)	14.17	18.79	0.57	0.37	1.82	8	33
12-31-2018	15.26	0.27	(1.29)	(1.02)	(0.29)	(0.92)	(1.21)	13.03	(6.66)	0.51	0.35	1.79	7	18
12-31-2017	14.29	0.23	1.91	2.14	(0.27)	(0.90)	(1.17)	15.26	14.99	0.48	0.33	1.49	13	27
12-31-2016	14.28	0.24	0.74	0.98	(0.27)	(0.70)	(0.97)	14.29	6.90	0.46	0.33	1.68	21	23
12-31-2015	15.52	0.25	(0.46)	(0.21)	(0.28)	(0.75)	(1.03)	14.28	(1.42)	0.47	0.34	1.57	24	13
Class R5
12-31-2019	13.05	0.30	2.17	2.47	(0.30)	(1.03)	(1.33)	14.19	18.99	0.26	0.17	2.07	14	33
12-31-2018	15.28	0.30	(1.29)	(0.99)	(0.32)	(0.92)	(1.24)	13.05	(6.47)	0.21	0.14	1.98	13	18
12-31-2017	14.31	0.30	1.87	2.17	(0.30)	(0.90)	(1.20)	15.28	15.19	0.19	0.14	1.95	19	27
12-31-2016	14.30	0.27	0.74	1.01	(0.30)	(0.70)	(1.00)	14.31	7.10	0.16	0.13	1.86	17	23
12-31-2015	15.53	0.30	(0.47)	(0.17)	(0.31)	(0.75)	(1.06)	14.30	(1.16)	0.16	0.14	1.88	29	13
30	JOHN HANCOCK MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager Lifestyle Balanced Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2019	12.97	0.32	2.15	2.47	(0.31)	(1.03)	(1.34)	14.10	19.09	0.22	0.13	2.24	130	33
12-31-2018	15.20	0.35	(1.33)	(0.98)	(0.33)	(0.92)	(1.25)	12.97	(6.45)	0.16	0.09	2.29	84	18
12-31-2017	14.24	0.35	1.82	2.17	(0.31)	(0.90)	(1.21)	15.20	15.27	0.14	0.08	2.29	73	27
12-31-2016	14.24	0.28	0.73	1.01	(0.31)	(0.70)	(1.01)	14.24	7.13	0.11	0.06	1.92	44	23
12-31-2015	15.47	0.35	(0.51)	(0.16)	(0.32)	(0.75)	(1.07)	14.24	(1.08)	0.11	0.06	2.27	66	13
Class 1
12-31-2019	12.96	0.29	2.17	2.46	(0.30)	(1.03)	(1.33)	14.09	19.06	0.26	0.16	2.03	7,928	33
12-31-2018	15.19	0.31	(1.29)	(0.98)	(0.33)	(0.92)	(1.25)	12.96	(6.50)	0.20	0.13	2.07	7,931	18
12-31-2017	14.24	0.29	1.86	2.15	(0.30)	(0.90)	(1.20)	15.19	15.14	0.17	0.12	1.90	9,797	27
12-31-2016	14.23	0.29	0.72	1.01	(0.30)	(0.70)	(1.00)	14.24	7.16	0.14	0.11	2.00	10,041	23
12-31-2015	15.46	0.31	(0.47)	(0.16)	(0.32)	(0.75)	(1.07)	14.23	(1.13)	0.13	0.11	1.99	10,678	13
Class 5
12-31-2019	12.97	0.30	2.17	2.47	(0.31)	(1.03)	(1.34)	14.10	19.10	0.21	0.11	2.12	160	33
12-31-2018	15.20	0.32	(1.30)	(0.98)	(0.33)	(0.92)	(1.25)	12.97	(6.44)	0.15	0.08	2.14	143	18
12-31-2017	14.24	0.31	1.86	2.17	(0.31)	(0.90)	(1.21)	15.20	15.27	0.12	0.07	2.00	165	27
12-31-2016	14.24	0.30	0.71	1.01	(0.31)	(0.70)	(1.01)	14.24	7.13	0.09	0.06	2.10	150	23
12-31-2015	15.47	0.33	(0.49)	(0.16)	(0.32)	(0.75)	(1.07)	14.24	(1.07)	0.08	0.06	2.09	141	13

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] The inception date for Class I shares is 5-1-15.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	31

Financial highlights continued
Multimanager Lifestyle Moderate Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Moderate Portfolio
Class A
12-31-2019	12.27	0.28	1.57	1.85	(0.25)	(0.58)	(0.83)	13.29	15.12	0.63	0.55	2.07	661	37
12-31-2018	13.83	0.30	(1.01)	(0.71)	(0.31)	(0.54)	(0.85)	12.27	(5.19)	0.56	0.50	2.19	601	14
12-31-2017	13.30	0.27	1.14	1.41	(0.27)	(0.61)	(0.88)	13.83	10.64	0.55	0.49	1.90	693	28
12-31-2016	13.13	0.28	0.57	0.85	(0.29)	(0.39)	(0.68)	13.30	6.52	0.51	0.48	2.06	680	25
12-31-2015	14.11	0.31	(0.54)	(0.23)	(0.31)	(0.44)	(0.75)	13.13	(1.67)	0.51	0.47	2.21	680	11
Class B
12-31-2019	12.26	0.14	1.61	1.75	(0.08)	(0.58)	(0.66)	13.35	14.33	1.33	1.26	1.01	6	37
12-31-2018	13.82	0.18	(0.99)	(0.81)	(0.21)	(0.54)	(0.75)	12.26	(5.87)	1.26	1.20	1.32	12	14
12-31-2017	13.28	0.15	1.17	1.32	(0.17)	(0.61)	(0.78)	13.82	9.96	1.25	1.20	1.08	20	28
12-31-2016	13.13	0.17	0.56	0.73	(0.19)	(0.39)	(0.58)	13.28	5.61	1.21	1.19	1.27	25	25
12-31-2015	14.10	0.19	(0.51)	(0.32)	(0.21)	(0.44)	(0.65)	13.13	(2.33)	1.22	1.20	1.36	30	11
Class C
12-31-2019	12.27	0.17	1.58	1.75	(0.08)	(0.58)	(0.66)	13.36	14.31	1.33	1.26	1.26	176	37
12-31-2018	13.83	0.19	(1.00)	(0.81)	(0.21)	(0.54)	(0.75)	12.27	(5.86)	1.26	1.20	1.36	202	14
12-31-2017	13.30	0.16	1.15	1.31	(0.17)	(0.61)	(0.78)	13.83	9.87	1.25	1.20	1.12	299	28
12-31-2016	13.14	0.17	0.57	0.74	(0.19)	(0.39)	(0.58)	13.30	5.69	1.21	1.19	1.30	354	25
12-31-2015	14.11	0.21	(0.53)	(0.32)	(0.21)	(0.44)	(0.65)	13.14	(2.32)	1.21	1.19	1.46	392	11
Class I
12-31-2019	12.22	0.30	1.58	1.88	(0.32)	(0.58)	(0.90)	13.20	15.54	0.33	0.25	2.30	13	37
12-31-2018	13.78	0.37	(1.04)	(0.67)	(0.35)	(0.54)	(0.89)	12.22	(5.00)	0.28	0.20	2.70	15	14
12-31-2017	13.25	0.35	1.10	1.45	(0.31)	(0.61)	(0.92)	13.78	11.01	0.24	0.19	2.54	14	28
12-31-2016	13.09	0.37	0.51	0.88	(0.33)	(0.39)	(0.72)	13.25	6.78	0.20	0.18	2.77	5	25
12-31-2015 [7]	14.42	0.33	(0.92)	(0.59)	(0.30)	(0.44)	(0.74)	13.09	(4.13) [8]	0.19 [9]	0.17 [9]	3.55 [9]	2	11 [10]
Class R1
12-31-2019	12.25	0.22	1.58	1.80	(0.17)	(0.58)	(0.75)	13.30	14.76	0.94	0.87	1.68	4	37
12-31-2018	13.81	0.25	(1.01)	(0.76)	(0.26)	(0.54)	(0.80)	12.25	(5.52)	0.89	0.82	1.85	5	14
12-31-2017	13.27	0.21	1.16	1.37	(0.22)	(0.61)	(0.83)	13.81	10.38	0.87	0.83	1.52	6	28
12-31-2016	13.12	0.22	0.57	0.79	(0.25)	(0.39)	(0.64)	13.27	6.03	0.84	0.82	1.67	7	25
12-31-2015	14.09	0.25	(0.53)	(0.28)	(0.25)	(0.44)	(0.69)	13.12	(1.99)	0.87	0.85	1.77	8	11
Class R2
12-31-2019	12.22	0.26	1.57	1.83	(0.23)	(0.58)	(0.81)	13.24	15.10	0.71	0.64	1.93	2	37
12-31-2018	13.78	0.26	(0.99)	(0.73)	(0.29)	(0.54)	(0.83)	12.22	(5.39)	0.67	0.61	1.91	3	14
12-31-2017	13.25	0.22	1.18	1.40	(0.26)	(0.61)	(0.87)	13.78	10.57	0.64	0.59	1.60	4	28
12-31-2016	13.09	0.26	0.57	0.83	(0.28)	(0.39)	(0.67)	13.25	6.35	0.60	0.58	1.98	7	25
12-31-2015	14.06	0.30	(0.54)	(0.24)	(0.29)	(0.44)	(0.73)	13.09	(1.72)	0.64	0.60	2.12	6	11
Class R3
12-31-2019	12.24	0.25	1.57	1.82	(0.20)	(0.58)	(0.78)	13.28	14.89	0.84	0.77	1.89	6	37
12-31-2018	13.80	0.27	(1.02)	(0.75)	(0.27)	(0.54)	(0.81)	12.24	(5.43)	0.79	0.72	1.95	5	14
12-31-2017	13.27	0.24	1.14	1.38	(0.24)	(0.61)	(0.85)	13.80	10.39	0.78	0.74	1.70	7	28
12-31-2016	13.11	0.24	0.57	0.81	(0.26)	(0.39)	(0.65)	13.27	6.18	0.74	0.72	1.78	8	25
12-31-2015	14.08	0.26	(0.52)	(0.26)	(0.27)	(0.44)	(0.71)	13.11	(1.89)	0.78	0.76	1.82	8	11
Class R4
12-31-2019	12.21	0.29	1.58	1.87	(0.29)	(0.58)	(0.87)	13.21	15.33	0.58	0.40	2.20	3	37
12-31-2018	13.78	0.29	(0.99)	(0.70)	(0.33)	(0.54)	(0.87)	12.21	(5.14)	0.52	0.36	2.11	3	14
12-31-2017	13.24	0.25	1.19	1.44	(0.29)	(0.61)	(0.90)	13.78	10.93	0.49	0.34	1.78	5	28
12-31-2016	13.09	0.28	0.57	0.85	(0.31)	(0.39)	(0.70)	13.24	6.53	0.45	0.34	2.07	8	25
12-31-2015	14.06	0.30	(0.51)	(0.21)	(0.32)	(0.44)	(0.76)	13.09	(1.50)	0.48	0.36	2.15	10	11
Class R5
12-31-2019	12.23	0.31	1.58	1.89	(0.33)	(0.58)	(0.91)	13.21	15.53	0.28	0.20	2.37	6	37
12-31-2018	13.79	0.32	(0.99)	(0.67)	(0.35)	(0.54)	(0.89)	12.23	(4.87)	0.21	0.15	2.37	6	14
12-31-2017	13.26	0.32	1.14	1.46	(0.32)	(0.61)	(0.93)	13.79	11.05	0.19	0.14	2.26	10	28
12-31-2016	13.10	0.31	0.58	0.89	(0.34)	(0.39)	(0.73)	13.26	6.82	0.15	0.13	2.31	9	25
12-31-2015	14.07	0.35	(0.53)	(0.18)	(0.35)	(0.44)	(0.79)	13.10	(1.29)	0.18	0.16	2.47	11	11
32	JOHN HANCOCK MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager Lifestyle Moderate Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2019	12.21	0.33	1.56	1.89	(0.34)	(0.58)	(0.92)	13.18	15.65	0.23	0.15	2.47	34	37
12-31-2018	13.77	0.36	(1.02)	(0.66)	(0.36)	(0.54)	(0.90)	12.21	(4.91)	0.17	0.10	2.64	24	14
12-31-2017	13.24	0.31	1.16	1.47	(0.33)	(0.61)	(0.94)	13.77	11.14	0.15	0.09	2.20	25	28
12-31-2016	13.08	0.32	0.57	0.89	(0.34)	(0.39)	(0.73)	13.24	6.90	0.10	0.07	2.41	29	25
12-31-2015	14.05	0.38	(0.54)	(0.16)	(0.37)	(0.44)	(0.81)	13.08	(1.20)	0.11	0.06	2.74	30	11
Class 1
12-31-2019	12.23	0.31	1.58	1.89	(0.33)	(0.58)	(0.91)	13.21	15.65	0.26	0.19	2.37	2,113	37
12-31-2018	13.79	0.34	(1.01)	(0.67)	(0.35)	(0.54)	(0.89)	12.23	(4.94)	0.20	0.14	2.51	2,162	14
12-31-2017	13.26	0.31	1.15	1.46	(0.32)	(0.61)	(0.93)	13.79	11.07	0.18	0.13	2.23	2,657	28
12-31-2016	13.10	0.32	0.57	0.89	(0.34)	(0.39)	(0.73)	13.26	6.84	0.14	0.12	2.40	2,821	25
12-31-2015	14.07	0.35	(0.52)	(0.17)	(0.36)	(0.44)	(0.80)	13.10	(1.25)	0.13	0.11	2.50	3,005	11
Class 5
12-31-2019	12.21	0.33	1.57	1.90	(0.35)	(0.58)	(0.93)	13.18	15.59	0.21	0.14	2.47	60	37
12-31-2018	13.77	0.35	(1.01)	(0.66)	(0.36)	(0.54)	(0.90)	12.21	(4.82)	0.15	0.09	2.60	53	14
12-31-2017	13.24	0.33	1.14	1.47	(0.33)	(0.61)	(0.94)	13.77	11.14	0.13	0.08	2.33	62	28
12-31-2016	13.08	0.34	0.55	0.89	(0.34)	(0.39)	(0.73)	13.24	6.90	0.09	0.07	2.50	57	25
12-31-2015	14.06	0.37	(0.54)	(0.17)	(0.37)	(0.44)	(0.81)	13.08	(1.27)	0.08	0.06	2.61	52	11

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] The inception date for Class I shares is 5-1-15.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	33

Financial highlights continued
Multimanager Lifestyle Conservative Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Conservative Portfolio
Class A
12-31-2019	12.10	0.30	1.09	1.39	(0.23)	(0.24)	(0.47)	13.02	11.57	0.65	0.58	2.31	585	47
12-31-2018	13.06	0.31	(0.79)	(0.48)	(0.32)	(0.16)	(0.48)	12.10	(3.67)	0.57	0.51	2.44	526	11
12-31-2017	12.60	0.27	0.62	0.89	(0.27)	(0.16)	(0.43)	13.06	7.11	0.55	0.50	2.05	611	26
12-31-2016	12.42	0.29	0.38	0.67	(0.28)	(0.21)	(0.49)	12.60	5.40	0.51	0.48	2.26	607	23
12-31-2015	13.30	0.33	(0.56)	(0.23)	(0.33)	(0.32)	(0.65)	12.42	(1.74)	0.51	0.47	2.47	576	10
Class B
12-31-2019	12.11	0.17	1.13	1.30	(0.14)	(0.24)	(0.38)	13.03	10.79	1.35	1.28	1.34	5	47
12-31-2018	13.07	0.20	(0.77)	(0.57)	(0.23)	(0.16)	(0.39)	12.11	(4.35)	1.27	1.21	1.57	10	11
12-31-2017	12.61	0.16	0.64	0.80	(0.18)	(0.16)	(0.34)	13.07	6.35	1.25	1.21	1.24	17	26
12-31-2016	12.43	0.18	0.40	0.58	(0.19)	(0.21)	(0.40)	12.61	4.66	1.21	1.19	1.42	23	23
12-31-2015	13.30	0.22	(0.54)	(0.32)	(0.23)	(0.32)	(0.55)	12.43	(2.39)	1.22	1.20	1.64	30	10
Class C
12-31-2019	12.10	0.19	1.12	1.31	(0.14)	(0.24)	(0.38)	13.03	10.80	1.35	1.28	1.51	156	47
12-31-2018	13.06	0.21	(0.78)	(0.57)	(0.23)	(0.16)	(0.39)	12.10	(4.35)	1.27	1.21	1.64	180	11
12-31-2017	12.61	0.17	0.62	0.79	(0.18)	(0.16)	(0.34)	13.06	6.27	1.25	1.21	1.28	261	26
12-31-2016	12.42	0.19	0.40	0.59	(0.19)	(0.21)	(0.40)	12.61	4.74	1.21	1.19	1.48	310	23
12-31-2015	13.30	0.23	(0.56)	(0.33)	(0.23)	(0.32)	(0.55)	12.42	(2.47)	1.21	1.19	1.73	349	10
Class I
12-31-2019	12.08	0.33	1.10	1.43	(0.27)	(0.24)	(0.51)	13.00	11.92	0.36	0.28	2.56	14	47
12-31-2018	13.04	0.37	(0.81)	(0.44)	(0.36)	(0.16)	(0.52)	12.08	(3.39)	0.28	0.21	2.89	15	11
12-31-2017	12.58	0.32	0.61	0.93	(0.31)	(0.16)	(0.47)	13.04	7.44	0.24	0.20	2.42	15	26
12-31-2016	12.40	0.39	0.32	0.71	(0.32)	(0.21)	(0.53)	12.58	5.73	0.20	0.18	3.04	11	23
12-31-2015 [7]	13.49	0.34	(0.80)	(0.46)	(0.31)	(0.32)	(0.63)	12.40	(3.40) [8]	0.19 [9]	0.17 [9]	3.84 [9]	4	10 [10]
Class R1
12-31-2019	12.09	0.24	1.11	1.35	(0.19)	(0.24)	(0.43)	13.01	11.20	0.99	0.92	1.84	5	47
12-31-2018	13.05	0.28	(0.80)	(0.52)	(0.28)	(0.16)	(0.44)	12.09	(4.01)	0.92	0.86	2.18	7	11
12-31-2017	12.59	0.21	0.64	0.85	(0.23)	(0.16)	(0.39)	13.05	6.74	0.89	0.85	1.62	6	26
12-31-2016	12.41	0.24	0.39	0.63	(0.24)	(0.21)	(0.45)	12.59	5.04	0.86	0.84	1.90	9	23
12-31-2015	13.29	0.26	(0.54)	(0.28)	(0.28)	(0.32)	(0.60)	12.41	(2.11)	0.87	0.86	1.95	8	10
Class R2
12-31-2019	12.08	0.28	1.11	1.39	(0.22)	(0.24)	(0.46)	13.01	11.49	0.75	0.67	2.17	3	47
12-31-2018	13.04	0.30	(0.79)	(0.49)	(0.31)	(0.16)	(0.47)	12.08	(3.77)	0.68	0.63	2.37	3	11
12-31-2017	12.59	0.23	0.64	0.87	(0.26)	(0.16)	(0.42)	13.04	6.91	0.63	0.58	1.73	2	26
12-31-2016	12.40	0.25	0.42	0.67	(0.27)	(0.21)	(0.48)	12.59	5.39	0.60	0.58	1.95	4	23
12-31-2015	13.28	0.31	(0.55)	(0.24)	(0.32)	(0.32)	(0.64)	12.40	(1.86)	0.65	0.61	2.31	5	10
Class R3
12-31-2019	12.07	0.27	1.10	1.37	(0.21)	(0.24)	(0.45)	12.99	11.39	0.84	0.77	2.10	4	47
12-31-2018	13.03	0.28	(0.78)	(0.50)	(0.30)	(0.16)	(0.46)	12.07	(3.86)	0.75	0.69	2.21	3	11
12-31-2017	12.57	0.23	0.64	0.87	(0.25)	(0.16)	(0.41)	13.03	6.91	0.73	0.69	1.79	5	26
12-31-2016	12.39	0.25	0.40	0.65	(0.26)	(0.21)	(0.47)	12.57	5.19	0.69	0.68	1.94	6	23
12-31-2015	13.26	0.27	(0.52)	(0.25)	(0.30)	(0.32)	(0.62)	12.39	(1.94)	0.76	0.75	2.04	8	10
Class R4
12-31-2019	12.07	0.33	1.08	1.41	(0.25)	(0.24)	(0.49)	12.99	11.76	0.60	0.43	2.48	3	47
12-31-2018	13.03	0.32	(0.78)	(0.46)	(0.34)	(0.16)	(0.50)	12.07	(3.54)	0.52	0.36	2.46	2	11
12-31-2017	12.58	0.27	0.63	0.90	(0.29)	(0.16)	(0.45)	13.03	7.20	0.49	0.35	2.09	4	26
12-31-2016	12.40	0.30	0.39	0.69	(0.30)	(0.21)	(0.51)	12.58	5.56	0.45	0.34	2.35	6	23
12-31-2015	13.27	0.31	(0.51)	(0.20)	(0.35)	(0.32)	(0.67)	12.40	(1.56)	0.50	0.38	2.37	6	10
Class R5
12-31-2019	12.08	0.34	1.10	1.44	(0.28)	(0.24)	(0.52)	13.00	11.97	0.30	0.23	2.63	4	47
12-31-2018	13.04	0.36	(0.79)	(0.43)	(0.37)	(0.16)	(0.53)	12.08	(3.34)	0.22	0.16	2.80	4	11
12-31-2017	12.58	0.30	0.64	0.94	(0.32)	(0.16)	(0.48)	13.04	7.49	0.20	0.16	2.33	5	26
12-31-2016	12.40	0.32	0.40	0.72	(0.33)	(0.21)	(0.54)	12.58	5.77	0.15	0.13	2.53	7	23
12-31-2015	13.28	0.36	(0.54)	(0.18)	(0.38)	(0.32)	(0.70)	12.40	(1.41)	0.18	0.16	2.70	8	10
34	JOHN HANCOCK MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager Lifestyle Conservative Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2019	12.07	0.35	1.10	1.45	(0.29)	(0.24)	(0.53)	12.99	12.04	0.25	0.18	2.74	26	47
12-31-2018	13.03	0.40	(0.83)	(0.43)	(0.37)	(0.16)	(0.53)	12.07	(3.30)	0.17	0.11	3.13	21	11
12-31-2017	12.57	0.33	0.62	0.95	(0.33)	(0.16)	(0.49)	13.03	7.56	0.15	0.10	2.53	16	26
12-31-2016	12.39	0.34	0.39	0.73	(0.34)	(0.21)	(0.55)	12.57	5.85	0.10	0.07	2.68	14	23
12-31-2015	13.27	0.39	(0.56)	(0.17)	(0.39)	(0.32)	(0.71)	12.39	(1.34)	0.13	0.06	2.95	13	10
Class 1
12-31-2019	12.07	0.34	1.10	1.44	(0.28)	(0.24)	(0.52)	12.99	11.99	0.29	0.22	2.63	1,583	47
12-31-2018	13.03	0.36	(0.79)	(0.43)	(0.37)	(0.16)	(0.53)	12.07	(3.33)	0.21	0.15	2.78	1,573	11
12-31-2017	12.58	0.31	0.62	0.93	(0.32)	(0.16)	(0.48)	13.03	7.43	0.18	0.14	2.37	1,931	26
12-31-2016	12.39	0.33	0.40	0.73	(0.33)	(0.21)	(0.54)	12.58	5.88	0.13	0.12	2.59	2,149	23
12-31-2015	13.27	0.37	(0.55)	(0.18)	(0.38)	(0.32)	(0.70)	12.39	(1.39)	0.13	0.11	2.79	2,241	10

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] The inception date for Class I shares is 5-1-15.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	35

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (collectively, Multimanager Lifestyle Portfolios, or the portfolios and individually, the portfolio), five of which are presented in this report. The portfolios operate as “funds of funds” investing in affiliated underlying funds of the Trust, other funds in John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A and Class C shares are open to all investors. Class B shares are closed to new investors, subject to exceptions described in the portfolios’ prospectus. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class 5 shares are available only to the John Hancock Freedom 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objectives of portfolios are as follows:
Multimanager Lifestyle Aggressive Portfolio
To seek long term growth of capital. Current income is not a consideration.
Multimanager Lifestyle Growth Portfolio
To seek long term growth of capital. Current income is also a consideration.
Multimanager Lifestyle Balanced Portfolio
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Multimanager Lifestyle Moderate Portfolio
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Multimanager Lifestyle Conservative Portfolio
To seek a high level of current income with some consideration given to growth of capital.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments in affiliated underlying funds and other open-end mutual funds are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities
36	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios' Pricing Committee, following procedures established by the Board of Trustees. The portfolios' use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2019, by major security category or type:
	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager Lifestyle Aggressive Portfolio
Investments in securities:
Assets
Affiliated investment companies	$3,700,716,056	$3,700,716,056	—	—
Common stocks	83,367	—	—	$83,367
Short-term investments	67,407	67,407	—	—
Total investments in securities	$3,700,866,830	$3,700,783,463	—	$83,367

Multimanager Lifestyle Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$10,600,589,669	$10,600,589,669	—	—
Unaffiliated investment companies	182,357,775	182,357,775	—	—
Common stocks	189,398	—	—	$189,398
U.S. Government and Agency obligations	58,784,905	—	$58,784,905	—
Short-term investments	2,326,922	11,706	2,315,216	—
Total investments in securities	$10,844,248,669	$10,782,959,150	$61,100,121	$189,398

Multimanager Lifestyle Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$10,048,687,845	$10,048,687,845	—	—
Unaffiliated investment companies	349,531,415	349,531,415	—	—
Common stocks	117,359	—	—	$117,359
U.S. Government and Agency obligations	105,148,956	—	$105,148,956	—
Short-term investments	49,793,778	11,645	49,782,133	—
Total investments in securities	$10,553,279,353	$10,398,230,905	$154,931,089	$117,359

Multimanager Lifestyle Moderate Portfolio
Investments in securities:
Assets
Affiliated investment companies	$2,876,361,202	$2,876,361,202	—	—
Unaffiliated investment companies	170,986,804	170,986,804	—	—
Common stocks	19,683	—	—	$19,683
U.S. Government and Agency obligations	23,868,287	—	$23,868,287	—
Short-term investments	14,183,731	11,017	14,172,714	—
Total investments in securities	$3,085,419,707	$3,047,359,023	$38,041,001	$19,683

Multimanager Lifestyle Conservative Portfolio
Investments in securities:
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	37

	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager Lifestyle Conservative Portfolio (continued)
Assets
Affiliated investment companies	$2,136,036,099	$2,136,036,099	—	—
Unaffiliated investment companies	181,234,042	181,234,042	—	—
U.S. Government and Agency obligations	50,334,636	—	$50,334,636	—
Short-term investments	16,547,846	11,017	16,536,829	—
Total investments in securities	$2,384,152,623	$2,317,281,158	$66,871,465	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Income and capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2019, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended December 31, 2019 were as follows:
Portfolio	Commitment fee
Multimanager Lifestyle Aggressive Portfolio	$10,850
Multimanager Lifestyle Growth Portfolio	28,063
Multimanager Lifestyle Balanced Portfolio	27,881
Multimanager Lifestyle Moderate Portfolio	9,671
Multimanager Lifestyle Conservative Portfolio	7,831
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
38	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

As of December 31, 2019, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2019, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multimanager Lifestyle Aggressive Portfolio	$3,088,413,779	$614,295,166	$(1,842,115)	$612,453,051
Multimanager Lifestyle Growth Portfolio	9,408,303,374	1,442,933,128	(6,987,833)	1,435,945,295
Multimanager Lifestyle Balanced Portfolio	9,426,910,341	1,136,227,330	(9,858,318)	1,126,369,012
Multimanager Lifestyle Moderate Portfolio	2,857,569,610	231,792,765	(3,942,668)	227,850,097
Multimanager Lifestyle Conservative Portfolio	2,291,860,419	97,359,363	(5,067,159)	92,292,204
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Multimanager Lifestyle Aggressive Portfolio and Multimanager Lifestyle Growth Portfolio generally declare and pay dividends and capital gain distributions, if any, at least annually. The Multimanager Lifestyle Balanced Portfolio, Multimanager Lifestyle Moderate Portfolio and Multimanager Lifestyle Conservative Portfolio generally declare and pay dividends quarterly and capital gain distributions, if any, at least annually.
The tax character of distributions for the year ended December 31, 2019 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager Lifestyle Aggressive Portfolio	$51,040,449	$411,000,437	$462,040,886
Multimanager Lifestyle Growth Portfolio	204,081,651	995,961,806	1,200,043,457
Multimanager Lifestyle Balanced Portfolio	244,898,527	677,364,336	922,262,863
Multimanager Lifestyle Moderate Portfolio	83,306,151	114,800,449	198,106,600
Multimanager Lifestyle Conservative Portfolio	56,779,483	34,085,126	90,864,609
The tax character of distributions for the year ended December 31, 2018 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager Lifestyle Aggressive Portfolio	$93,675,971	$317,480,947	$411,156,918
Multimanager Lifestyle Growth Portfolio	304,142,707	793,263,860	1,097,406,567
Multimanager Lifestyle Balanced Portfolio	329,189,207	588,714,127	917,903,334
Multimanager Lifestyle Moderate Portfolio	96,619,461	116,363,847	212,983,308
Multimanager Lifestyle Conservative Portfolio	72,002,274	26,736,062	98,738,336
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multimanager Lifestyle Aggressive Portfolio	$4,398,985	$108,649,128
Multimanager Lifestyle Growth Portfolio	12,576,225	283,400,508
Multimanager Lifestyle Balanced Portfolio	13,697,651	225,163,053
Multimanager Lifestyle Moderate Portfolio	1,732,294	45,258,084
Multimanager Lifestyle Conservative Portfolio	12,904,504	5,994,930
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	39

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management (US) LLC, a division of Manulife Asset Management (US) LLC. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in affiliated funds (Affiliated fund assets) and (2) a fee on assets not invested in affiliated funds (Other assets). Affiliated funds are any funds of the Trust, John Hancock Variable Insurance Trust (JHVIT) (excluding 500 Index Trust, Total Bond Market Trust and International Equity Index Trust) and John Hancock Funds III. Aggregate net assets include the net assets of the portfolios, similar portfolios of JHVIT, and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC (known as John Hancock Investment Management Services, LLC prior to June 28, 2019) and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated fund assets	0.05%	0.04%
Other assets	0.50%	0.49%
The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class A and Class I shares of the portfolios to the extent they exceed 0.41% and 0.11%, respectively, of average net assets on an annualized basis attributable to the class (the class expense waiver). The class expense waiver expires on April 30, 2020, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which “Other expenses” of a portfolio exceed 0.05% of the average annual net assets (on an annualized basis) of the portfolio. “Other expenses” means all of the expenses of a portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, class-specific expenses, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2020, unless renewed by mutual agreement of a portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Additionally, the Advisor voluntarily agreed to waive its advisory fee for each portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the portfolio’s first $7.5 billion of average net assets and 0.49% of the portfolio’s average net assets in excess of $7.5 billion. This voluntary waiver may be amended or terminated at any time by the Advisor upon notice to the Trust.
For the year ended December 31, 2019, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense Reimbursement by Class
Portfolio	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5	Total
Multimanager Lifestyle Aggressive Portfolio	$693,547	$6,125	$122,615	$15,592	$6,746	$6,455	$11,284	$6,179	$3,002	$56,845	$4,039,719	—	$4,968,109
Multimanager Lifestyle Growth Portfolio	1,889,312	21,398	441,921	40,305	14,849	11,710	12,587	5,773	9,018	119,199	8,996,076	$342,802	11,904,950
Multimanager Lifestyle Balanced Portfolio	1,736,139	20,184	427,885	43,789	9,489	9,917	16,321	7,242	12,478	105,499	7,653,255	145,306	10,187,504
Multimanager Lifestyle Moderate Portfolio	522,333	6,715	144,458	11,418	3,386	1,893	4,362	2,313	4,518	24,450	1,643,349	43,802	2,412,997
Multimanager Lifestyle Conservative Portfolio	429,488	5,286	120,201	11,696	3,890	1,839	2,482	2,000	2,449	16,363	1,132,432	—	1,728,126
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2019, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multimanager Lifestyle Aggressive Portfolio	0.05%
Multimanager Lifestyle Growth Portfolio	0.07%
Multimanager Lifestyle Balanced Portfolio	0.08%
Portfolio	Net Annual Effective Rate
Multimanager Lifestyle Moderate Portfolio	0.10%
Multimanager Lifestyle Conservative Portfolio	0.13%

40	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2019 amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Class 1	0.05%	—
The portfolios' Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on April 30, 2020, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended December 31, 2019:
Portfolio	Class R4
Multimanager Lifestyle Aggressive Portfolio	$4,592
Multimanager Lifestyle Growth Portfolio	5,293
Multimanager Lifestyle Balanced Portfolio	7,698
Portfolio	Class R4
Multimanager Lifestyle Moderate Portfolio	$3,074
Multimanager Lifestyle Conservative Portfolio	2,796

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended December 31, 2019:
	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Growth Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Moderate Portfolio	Multimanager Lifestyle Conservative Portfolio
Total sales charges	$279,369	$976,756	$757,721	$314,044	$252,230
Retained for printing prospectus, advertising and sales literature	40,810	141,778	111,779	45,220	33,241
Sales commission to unrelated broker-dealers	238,559	834,978	645,942	268,824	218,989
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended December 31, 2019, CDSCs received by the Distributor for Class A, Class B, and Class C shares were as follows:
Portfolio	Class A	Class B	Class C
Multimanager Lifestyle Aggressive Portfolio	$ 1,035	$ 98	$ 7,228
Multimanager Lifestyle Growth Portfolio	1,496	568	22,643
Multimanager Lifestyle Balanced Portfolio	3,522	159	16,644
Multimanager Lifestyle Moderate Portfolio	1,528	148	5,748
Multimanager Lifestyle Conservative Portfolio	14,014	129	5,389
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	41

Class level expenses. Class level expenses for the year ended December 31, 2019 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager Lifestyle Aggressive Portfolio	Class A	$1,463,131	$573,825
	Class B	46,448	5,425
	Class C	916,273	107,614
	Class I	—	12,964
	Class R1	37,150	650
	Class R2	23,673	620
	Class R3	54,453	1,083
	Class R4	15,927	592
	Class R5	873	298
	Class R6	—	5,390
	Class 1	1,504,537	—
	Total	$4,062,465	$708,461
Multimanager Lifestyle Growth Portfolio	Class A	$4,878,866	$1,913,251
	Class B	201,578	23,539
	Class C	4,095,811	480,900
	Class I	—	40,840
	Class R1	100,529	1,780
	Class R2	53,465	1,404
	Class R3	73,853	1,498
	Class R4	18,041	681
	Class R5	4,070	1,080
	Class R6	—	14,002
	Class 1	4,153,463	—
	Total	$13,579,676	$2,478,975
Multimanager Lifestyle Balanced Portfolio	Class A	$5,138,873	$2,015,369
	Class B	219,490	25,652
	Class C	4,595,765	539,475
	Class I	—	50,667
	Class R1	74,738	1,333
	Class R2	53,126	1,392
	Class R3	111,564	2,239
	Class R4	26,711	989
	Class R5	6,019	1,723
	Class R6	—	14,308
	Class 1	4,093,095	—
	Total	$14,319,381	$2,653,147
Multimanager Lifestyle Moderate Portfolio	Class A	$1,891,230	$741,857
	Class B	90,362	10,547
	Class C	1,927,777	226,358
	Class I	—	16,045
	Class R1	32,343	586
	Class R2	12,312	329
	Class R3	35,618	747
	Class R4	10,742	397
	Class R5	3,072	779
	Class R6	—	4,160
	Class 1	1,094,375	—
	Total	$5,097,831	$1,001,805
42	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager Lifestyle Conservative Portfolio	Class A	$1,641,765	$644,097
	Class B	75,932	8,876
	Class C	1,706,945	200,469
	Class I	—	17,310
	Class R1	41,229	720
	Class R2	12,939	337
	Class R3	20,696	453
	Class R4	9,740	357
	Class R5	1,769	453
	Class R6	—	2,967
	Class 1	800,808	—
	Total	$4,311,823	$876,039
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2019 and 2018 were as follows:
Multimanager Lifestyle Aggressive Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,483,689	$52,040,304	5,005,281	$83,659,913
Distributions reinvested	4,344,644	62,692,670	3,904,693	50,686,417
Repurchased	(5,180,329)	(77,202,680)	(5,560,419)	(92,372,129)
Net increase	2,648,004	$37,530,294	3,349,555	$41,974,201
Class B shares
Sold	1,466	$22,034	10,382	$175,089
Distributions reinvested	27,389	396,317	48,418	630,402
Repurchased	(229,841)	(3,416,963)	(228,756)	(3,799,387)
Net decrease	(200,986)	$(2,998,612)	(169,956)	$(2,993,896)
Class C shares
Sold	505,274	$7,523,391	717,591	$11,848,750
Distributions reinvested	705,082	10,209,373	759,435	9,896,129
Repurchased	(1,995,147)	(29,692,593)	(3,478,977)	(58,068,070)
Net decrease	(784,791)	$(11,959,829)	(2,001,951)	$(36,323,191)
Class I shares
Sold	360,728	$5,460,093	570,790	$9,214,508
Distributions reinvested	89,379	1,284,380	79,387	1,026,476
Repurchased	(401,833)	(5,918,583)	(497,115)	(8,177,374)
Net increase	48,274	$825,890	153,062	$2,063,610
Class R1 shares
Sold	53,830	$800,514	73,828	$1,217,205
Distributions reinvested	37,521	542,553	37,751	491,147
Repurchased	(130,239)	(1,972,582)	(128,503)	(2,154,883)
Net decrease	(38,888)	$(629,515)	(16,924)	$(446,531)
Class R2 shares
Sold	57,065	$839,925	166,240	$2,726,387
Distributions reinvested	29,862	427,325	27,353	352,575
Repurchased	(70,009)	(1,031,422)	(211,238)	(3,194,555)
Net increase (decrease)	16,918	$235,828	(17,645)	$(115,593)
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	43

Multimanager Lifestyle Aggressive Portfolio (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Class R3 shares
Sold	166,026	$2,456,419	133,061	$2,177,510
Distributions reinvested	70,075	1,007,673	67,655	875,456
Repurchased	(239,123)	(3,611,571)	(218,430)	(3,658,034)
Net decrease	(3,022)	$(147,479)	(17,714)	$(605,068)
Class R4 shares
Sold	73,328	$1,087,169	78,559	$1,299,557
Distributions reinvested	40,783	584,829	38,773	500,565
Repurchased	(103,345)	(1,539,317)	(284,387)	(4,667,981)
Net increase (decrease)	10,766	$132,681	(167,055)	$(2,867,859)
Class R5 shares
Sold	60,271	$884,180	52,409	$878,960
Distributions reinvested	17,894	257,138	27,721	358,437
Repurchased	(123,075)	(1,832,419)	(256,726)	(4,280,254)
Net decrease	(44,910)	$(691,101)	(176,596)	$(3,042,857)
Class R6 shares
Sold	1,700,019	$25,329,082	920,501	$14,770,819
Distributions reinvested	427,492	6,138,782	291,936	3,771,807
Repurchased	(1,180,745)	(17,617,791)	(406,865)	(6,730,289)
Net increase	946,766	$13,850,073	805,572	$11,812,337
Class 1 shares
Sold	1,261,060	$18,656,387	1,841,987	$30,676,603
Distributions reinvested	26,318,697	377,410,116	26,480,218	341,594,813
Repurchased	(33,924,395)	(504,667,482)	(27,857,276)	(454,965,324)
Net increase (decrease)	(6,344,638)	$(108,600,979)	464,929	$(82,693,908)
Total net increase (decrease)	(3,746,507)	$(72,452,749)	2,205,277	$(73,238,755)

Multimanager Lifestyle Growth Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,875,856	$162,810,706	13,566,335	$220,103,002
Distributions reinvested	12,629,951	182,248,620	11,607,763	152,413,451
Repurchased	(17,955,628)	(266,795,383)	(18,062,602)	(291,689,515)
Net increase	5,550,179	$78,263,943	7,111,496	$80,826,938
Class B shares
Sold	1,808	$27,014	19,695	$315,222
Distributions reinvested	96,517	1,398,527	187,596	2,472,517
Repurchased	(1,115,227)	(16,531,470)	(1,043,432)	(16,885,582)
Net decrease	(1,016,902)	$(15,105,929)	(836,141)	$(14,097,843)
Class C shares
Sold	1,511,373	$22,393,663	2,275,360	$36,586,796
Distributions reinvested	2,666,327	38,554,765	2,970,660	39,095,976
Repurchased	(8,782,103)	(130,549,673)	(12,928,614)	(209,879,914)
Net decrease	(4,604,403)	$(69,601,245)	(7,682,594)	$(134,197,142)
Class I shares
Sold	837,826	$12,417,552	1,115,018	$17,758,634
Distributions reinvested	252,221	3,614,329	249,740	3,256,616
Repurchased	(1,231,131)	(18,095,650)	(1,284,318)	(20,402,249)
44	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multimanager Lifestyle Growth Portfolio (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Net increase (decrease)	(141,084)	$(2,063,769)	80,440	$613,001
Class R1 shares
Sold	69,453	$1,028,607	129,466	$2,069,105
Distributions reinvested	95,470	1,385,270	91,156	1,203,262
Repurchased	(279,539)	(4,191,963)	(319,273)	(5,216,319)
Net decrease	(114,616)	$(1,778,086)	(98,651)	$(1,943,952)
Class R2 shares
Sold	124,289	$1,825,203	281,209	$4,522,766
Distributions reinvested	68,499	980,220	70,987	924,958
Repurchased	(223,049)	(3,236,254)	(359,891)	(5,478,252)
Net decrease	(30,261)	$(430,831)	(7,695)	$(30,528)
Class R3 shares
Sold	116,626	$1,728,516	126,727	$2,040,419
Distributions reinvested	87,309	1,257,243	84,093	1,102,454
Repurchased	(206,168)	(3,040,319)	(254,887)	(4,169,864)
Net decrease	(2,233)	$(54,560)	(44,067)	$(1,026,991)
Class R4 shares
Sold	73,231	$1,075,965	75,771	$1,198,403
Distributions reinvested	44,029	634,012	39,331	515,626
Repurchased	(86,509)	(1,221,176)	(450,216)	(7,332,997)
Net increase (decrease)	30,751	$488,801	(335,114)	$(5,618,968)
Class R5 shares
Sold	66,815	$984,701	171,555	$2,782,085
Distributions reinvested	62,064	895,576	67,218	882,566
Repurchased	(185,324)	(2,759,080)	(944,511)	(15,440,417)
Net decrease	(56,445)	$(878,803)	(705,738)	$(11,775,766)
Class R6 shares
Sold	4,016,295	$59,532,671	2,325,779	$36,633,747
Distributions reinvested	900,151	12,908,166	679,726	8,870,428
Repurchased	(2,690,578)	(40,072,971)	(1,158,540)	(18,596,103)
Net increase	2,225,868	$32,367,866	1,846,965	$26,908,072
Class 1 shares
Sold	761,089	$11,309,697	1,752,847	$27,929,570
Distributions reinvested	63,771,041	914,476,733	65,350,627	852,825,679
Repurchased	(95,421,876)	(1,413,455,039)	(85,588,507)	(1,367,698,732)
Net decrease	(30,889,746)	$(487,668,609)	(18,485,033)	$(486,943,483)
Class 5 shares
Sold	635,140	$9,380,833	743,672	$12,003,031
Distributions reinvested	2,607,670	37,341,839	2,332,228	30,388,934
Repurchased	(1,409,681)	(20,930,324)	(1,036,831)	(16,740,794)
Net increase	1,833,129	$25,792,348	2,039,069	$25,651,171
Total net decrease	(27,215,763)	$(440,668,874)	(17,117,063)	$(521,635,491)

ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	45

Multimanager Lifestyle Balanced Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	14,618,703	$212,490,993	14,916,689	$227,148,507
Distributions reinvested	10,484,845	149,404,466	10,214,207	134,332,387
Repurchased	(20,849,011)	(300,497,223)	(22,678,041)	(344,436,680)
Net increase	4,254,537	$61,398,236	2,452,855	$17,044,214
Class B shares
Sold	3,284	$48,201	17,654	$264,354
Distributions reinvested	79,743	1,133,755	162,440	2,114,489
Repurchased	(1,166,041)	(16,772,867)	(1,107,214)	(16,856,261)
Net decrease	(1,083,014)	$(15,590,911)	(927,120)	$(14,477,418)
Class C shares
Sold	1,302,048	$18,722,576	2,239,461	$33,986,628
Distributions reinvested	2,253,490	32,080,581	2,840,001	36,990,090
Repurchased	(10,852,463)	(156,416,179)	(15,332,800)	(233,032,868)
Net decrease	(7,296,925)	$(105,613,022)	(10,253,338)	$(162,056,150)
Class I shares
Sold	1,307,554	$18,716,928	1,565,698	$23,681,102
Distributions reinvested	235,817	3,338,457	255,564	3,353,342
Repurchased	(1,744,764)	(24,971,678)	(1,674,302)	(25,074,865)
Net increase (decrease)	(201,393)	$(2,916,293)	146,960	$1,959,579
Class R1 shares
Sold	84,000	$1,198,553	174,728	$2,617,260
Distributions reinvested	49,437	700,298	63,351	824,941
Repurchased	(496,872)	(7,067,808)	(375,631)	(5,698,203)
Net decrease	(363,435)	$(5,168,957)	(137,552)	$(2,256,002)
Class R2 shares
Sold	94,194	$1,345,432	266,193	$4,019,398
Distributions reinvested	31,957	452,183	47,859	624,769
Repurchased	(337,717)	(4,770,067)	(328,250)	(4,773,719)
Net decrease	(211,566)	$(2,972,452)	(14,198)	$(129,552)
Class R3 shares
Sold	320,190	$4,587,163	254,807	$3,852,643
Distributions reinvested	103,738	1,472,695	98,479	1,286,478
Repurchased	(351,102)	(5,035,434)	(308,321)	(4,682,395)
Net increase	72,826	$1,024,424	44,965	$456,726
Class R4 shares
Sold	230,727	$3,271,597	122,788	$1,861,415
Distributions reinvested	45,422	646,137	47,701	631,165
Repurchased	(281,390)	(4,023,050)	(508,472)	(7,563,106)
Net decrease	(5,241)	$(105,316)	(337,983)	$(5,070,526)
Class R5 shares
Sold	192,438	$2,761,424	251,771	$3,840,483
Distributions reinvested	85,430	1,217,031	88,687	1,173,544
Repurchased	(289,897)	(4,117,254)	(579,922)	(8,916,645)
Net decrease	(12,029)	$(138,799)	(239,464)	$(3,902,618)
46	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multimanager Lifestyle Balanced Portfolio (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	4,729,909	$67,696,331	2,295,750	$34,264,888
Distributions reinvested	737,221	10,430,394	545,484	7,144,134
Repurchased	(2,761,859)	(39,700,385)	(1,115,839)	(16,819,588)
Net increase	2,705,271	$38,426,340	1,725,395	$24,589,434
Class 1 shares
Sold	2,153,014	$30,885,155	2,059,788	$31,096,621
Distributions reinvested	49,762,900	704,102,099	54,369,764	713,637,053
Repurchased	(101,158,869)	(1,451,166,900)	(89,576,646)	(1,344,211,841)
Net decrease	(49,242,955)	$(716,179,646)	(33,147,094)	$(599,478,167)
Class 5 shares
Sold	471,035	$6,732,978	396,893	$6,031,942
Distributions reinvested	992,762	14,055,998	976,090	12,816,870
Repurchased	(1,105,065)	(15,903,746)	(1,184,612)	(17,951,642)
Net increase	358,732	$4,885,230	188,371	$897,170
Total net decrease	(51,025,192)	$(742,951,166)	(40,498,203)	$(742,423,310)

Multimanager Lifestyle Moderate Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,937,677	$92,872,242	6,261,722	$85,509,436
Distributions reinvested	2,878,919	38,350,699	3,075,587	38,273,933
Repurchased	(9,043,969)	(119,980,499)	(10,414,177)	(141,999,306)
Net increase (decrease)	772,627	$11,242,442	(1,076,868)	$(18,215,937)
Class B shares
Sold	16,989	$220,479	22,428	$301,685
Distributions reinvested	21,078	281,821	53,916	665,535
Repurchased	(589,957)	(7,825,438)	(524,639)	(7,173,568)
Net decrease	(551,890)	$(7,323,138)	(448,295)	$(6,206,348)
Class C shares
Sold	802,366	$10,590,752	1,164,939	$15,837,574
Distributions reinvested	617,664	8,271,535	938,816	11,594,296
Repurchased	(4,706,097)	(62,466,815)	(7,278,118)	(99,116,861)
Net decrease	(3,286,067)	$(43,604,528)	(5,174,363)	$(71,684,991)
Class I shares
Sold	454,428	$5,999,728	816,947	$11,078,145
Distributions reinvested	58,470	774,025	75,161	931,102
Repurchased	(787,995)	(10,328,416)	(673,446)	(9,109,164)
Net increase (decrease)	(275,097)	$(3,554,663)	218,662	$2,900,083
Class R1 shares
Sold	69,575	$929,947	65,884	$892,201
Distributions reinvested	17,209	229,339	19,991	247,514
Repurchased	(177,893)	(2,359,551)	(120,839)	(1,644,507)
Net decrease	(91,109)	$(1,200,265)	(34,964)	$(504,792)
Class R2 shares
Sold	58,155	$777,249	92,857	$1,256,203
Distributions reinvested	7,121	94,497	10,795	134,354
Repurchased	(106,103)	(1,400,023)	(201,008)	(2,632,744)
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	47

Multimanager Lifestyle Moderate Portfolio (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Net decrease	(40,827)	$(528,277)	(97,356)	$(1,242,187)
Class R3 shares
Sold	92,015	$1,225,843	83,707	$1,145,416
Distributions reinvested	26,303	350,068	27,108	335,570
Repurchased	(71,785)	(948,531)	(155,986)	(2,114,727)
Net increase (decrease)	46,533	$627,380	(45,171)	$(633,741)
Class R4 shares
Sold	124,834	$1,645,159	54,317	$737,203
Distributions reinvested	15,162	200,819	16,409	204,666
Repurchased	(127,133)	(1,677,571)	(202,403)	(2,749,415)
Net increase (decrease)	12,863	$168,407	(131,677)	$(1,807,546)
Class R5 shares
Sold	82,842	$1,096,110	97,465	$1,329,128
Distributions reinvested	30,093	398,679	36,501	456,067
Repurchased	(165,913)	(2,173,265)	(312,330)	(4,255,019)
Net decrease	(52,978)	$(678,476)	(178,364)	$(2,469,824)
Class R6 shares
Sold	1,766,738	$23,209,470	781,496	$10,501,113
Distributions reinvested	135,706	1,794,437	132,094	1,641,835
Repurchased	(1,292,063)	(17,171,848)	(715,152)	(9,652,740)
Net increase	610,381	$7,832,059	198,438	$2,490,208
Class 1 shares
Sold	2,385,774	$31,707,399	3,339,747	$45,301,495
Distributions reinvested	10,682,044	141,539,227	12,261,352	152,722,250
Repurchased	(29,894,575)	(396,657,357)	(31,493,653)	(426,711,802)
Net decrease	(16,826,757)	$(223,410,731)	(15,892,554)	$(228,688,057)
Class 5 shares
Sold	411,424	$5,416,833	224,234	$3,040,370
Distributions reinvested	304,548	4,026,693	302,638	3,762,358
Repurchased	(519,618)	(6,890,668)	(655,534)	(8,945,548)
Net increase (decrease)	196,354	$2,552,858	(128,662)	$(2,142,820)
Total net decrease	(19,485,967)	$(257,876,932)	(22,791,174)	$(328,205,952)

Multimanager Lifestyle Conservative Portfolio	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	9,094,333	$118,215,440	6,269,097	$80,252,643
Distributions reinvested	1,524,490	19,823,781	1,634,854	20,144,015
Repurchased	(9,197,630)	(118,568,750)	(11,217,371)	(143,732,492)
Net increase (decrease)	1,421,193	$19,470,471	(3,313,420)	$(43,335,834)
Class B shares
Sold	22,688	$293,518	28,331	$362,681
Distributions reinvested	12,183	158,497	24,772	304,179
Repurchased	(461,307)	(5,931,017)	(522,407)	(6,700,403)
Net decrease	(426,436)	$(5,479,002)	(469,304)	$(6,033,543)
48	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multimanager Lifestyle Conservative Portfolio (continued)	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Class C shares
Sold	703,346	$9,057,256	998,289	$12,759,779
Distributions reinvested	302,837	3,940,414	413,425	5,071,680
Repurchased	(3,892,454)	(50,055,641)	(6,515,151)	(83,437,151)
Net decrease	(2,886,271)	$(37,057,971)	(5,103,437)	$(65,605,692)
Class I shares
Sold	400,258	$5,151,662	832,943	$10,624,093
Distributions reinvested	38,471	499,161	45,809	563,609
Repurchased	(609,542)	(7,782,973)	(750,944)	(9,615,472)
Net increase (decrease)	(170,813)	$(2,132,150)	127,808	$1,572,230
Class R1 shares
Sold	93,505	$1,202,514	178,120	$2,277,230
Distributions reinvested	12,574	163,376	17,444	214,090
Repurchased	(280,252)	(3,565,330)	(130,251)	(1,669,429)
Net increase (decrease)	(174,173)	$(2,199,440)	65,313	$821,891
Class R2 shares
Sold	21,564	$277,304	143,907	$1,872,181
Distributions reinvested	6,006	77,977	7,317	90,042
Repurchased	(42,937)	(545,459)	(89,017)	(1,125,381)
Net increase (decrease)	(15,367)	$(190,178)	62,207	$836,842
Class R3 shares
Sold	52,485	$671,885	45,374	$579,872
Distributions reinvested	9,510	123,311	10,785	132,417
Repurchased	(65,055)	(832,059)	(120,162)	(1,537,459)
Net decrease	(3,060)	$(36,863)	(64,003)	$(825,170)
Class R4 shares
Sold	99,324	$1,255,183	21,515	$276,373
Distributions reinvested	8,420	109,198	7,126	87,988
Repurchased	(45,657)	(590,147)	(194,103)	(2,497,408)
Net increase (decrease)	62,087	$774,234	(165,462)	$(2,133,047)
Class R5 shares
Sold	59,562	$773,655	83,855	$1,075,980
Distributions reinvested	10,870	141,055	14,648	180,533
Repurchased	(127,635)	(1,616,756)	(122,754)	(1,578,445)
Net decrease	(57,203)	$(702,046)	(24,251)	$(321,932)
Class R6 shares
Sold	690,661	$8,883,897	961,369	$12,314,648
Distributions reinvested	73,391	951,842	68,089	835,773
Repurchased	(524,805)	(6,693,163)	(500,567)	(6,391,514)
Net increase	239,247	$3,142,576	528,891	$6,758,907
Class 1 shares
Sold	4,949,579	$63,830,045	2,819,392	$35,885,441
Distributions reinvested	4,886,067	63,354,688	5,631,660	69,386,676
Repurchased	(18,331,687)	(234,989,152)	(26,366,755)	(337,231,011)
Net decrease	(8,496,041)	$(107,804,419)	(17,915,703)	$(231,958,894)
Total net decrease	(10,506,837)	$(132,214,788)	(26,271,361)	$(340,224,242)
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	49

Affiliates of the Trust owned shares of the following classes of the portfolios on December 31, 2019. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
Multimanager Lifestyle Aggressive Portfolio	Class 1	100%
Multimanager Lifestyle Growth Portfolio	Class 1	100%
Multimanager Lifestyle Growth Portfolio	Class 5	100%
Multimanager Lifestyle Balanced Portfolio	Class 1	100%
Multimanager Lifestyle Balanced Portfolio	Class 5	100%
Multimanager Lifestyle Moderate Portfolio	Class 1	100%
Multimanager Lifestyle Moderate Portfolio	Class 5	100%
Multimanager Lifestyle Conservative Portfolio	Class R6	2%
Multimanager Lifestyle Conservative Portfolio	Class 1	100%
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended December 31, 2019:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	Other issuers
Multimanager Lifestyle Aggressive Portfolio	—	$1,071,261,074	$1,450,568,394
Multimanager Lifestyle Growth Portfolio	$60,565,381	3,091,207,251	4,234,525,797
Multimanager Lifestyle Balanced Portfolio	108,336,583	3,362,224,277	4,558,347,683
Multimanager Lifestyle Moderate Portfolio	24,592,446	1,122,974,953	1,432,142,558
Multimanager Lifestyle Conservative Portfolio	51,360,664	1,041,296,283	1,188,403,065
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying funds’ net assets. At December 31, 2019, the following portfolios held 5% or more of the net assets of the underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multimanager Lifestyle Aggressive Portfolio
	JHF Global Thematic Opportunities Fund	22.7%
	JHF II Health Sciences Fund	17.5%
	JHF II International Strategic Equity Allocation Fund	16.9%
	JHF Diversified Macro Fund	16.7%
	JHF II Science & Technology Fund	16.6%
	JHF International Dynamic Growth Fund	16.2%
	JHF II Mid Value Fund	15.0%
	JHF II U.S. Sector Rotation Fund	14.5%
	JHF II International Small Company Fund	14.1%
	JHF II Equity Fund	13.0%
	JHF Diversified Real Assets Fund	12.6%
	JHF II Small Cap Growth Fund	12.4%
	JHF Emerging Markets Equity Fund	12.3%
	JHF Disciplined Value International Fund	11.9%
	JHF II Small Cap Value Fund	11.6%
	JHF II Mid Cap Stock Fund	11.0%
	JHF Small Cap Core Fund	9.8%
	JHF II Capital Appreciation Value	9.2%
	JHF II Global Equity Fund	8.5%
	JHF II Capital Appreciation Fund	7.9%
	JHF Financial Industries Fund	7.4%
	JHF II Fundamental Global Franchise Fund	6.4%
	JHF II Blue Chip Growth Fund	5.8%
Multimanager Lifestyle Growth Portfolio
	JHF Global Thematic Opportunities Fund	50.2%
	JHF II International Strategic Equity Allocation Fund	43.9%
	JHF II U.S. Sector Rotation Fund	39.8%
50	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
	JHF International Dynamic Growth Fund	37.5%
	JHF Diversified Macro Fund	36.3%
	JHF II Mid Value Fund	36.1%
	JHF II Science & Technology Fund	35.9%
	JHF II Health Sciences Fund	35.0%
	JHF Diversified Real Assets Fund	31.5%
	JHF II Equity Fund	31.4%
	JHF II International Small Company Fund	30.7%
	JHF II Capital Appreciation Value	28.4%
	JHF Disciplined Value International Fund	27.5%
	JHF II Mid Cap Stock Fund	26.9%
	JHF II Global Equity Fund	25.6%
	JHF II Small Cap Growth Fund	24.4%
	JHF II Small Cap Value Fund	23.0%
	JHF Emerging Markets Equity Fund	23.0%
	JHF II Fundamental Global Franchise Fund	23.0%
	JHF Small Cap Core Fund	22.4%
	JHF II Asia Pacific Total Return Bond Fund	21.7%
	JHF II Emerging Markets Debt Fund	20.5%
	JHF Financial Industries Fund	19.5%
	JHF II Capital Appreciation Fund	19.1%
	JHF II Absolute Return Currency Fund	16.8%
	JHF II U.S. High Yield Bond Fund	14.4%
	JHF II Short Duration Credit Opportunities Fund	13.9%
	JHF II Blue Chip Growth Fund	13.7%
	JHF II Floating Rate Income Fund	12.6%
	JHF II Core Bond Fund	12.1%
	JHF High Yield Fund	10.6%
	JHF Fundamental Large Cap Core Fund	7.6%
	JHF III Global Shareholder Yield Fund	7.0%
	JHF II Strategic Income Opportunities Fund	6.2%
Multimanager Lifestyle Balanced Portfolio
	JHF II Emerging Markets Debt Fund	36.8%
	JHF II U.S. Sector Rotation Fund	36.1%
	JHF II Short Duration Credit Opportunities Fund	31.7%
	JHF II Asia Pacific Total Return Bond Fund	30.2%
	JHF II Capital Appreciation Value	29.0%
	JHF II International Strategic Equity Allocation Fund	28.8%
	JHF II U.S. High Yield Bond Fund	27.5%
	JHF Global Thematic Opportunities Fund	27.0%
	JHF II Fundamental Global Franchise Fund	26.4%
	JHF International Dynamic Growth Fund	25.6%
	JHF Diversified Real Assets Fund	25.2%
	JHF II Health Sciences Fund	24.7%
	JHF II Floating Rate Income Fund	24.7%
	JHF II Core Bond Fund	24.0%
	JHF II Global Equity Fund	23.9%
	JHF II Science & Technology Fund	23.8%
	JHF Diversified Macro Fund	23.8%
	JHF II Mid Value Fund	23.1%
	JHF II Equity Fund	22.6%
	JHF High Yield Fund	20.2%
	JHF Disciplined Value International Fund	18.8%
	JHF II Small Cap Growth Fund	18.2%
	JHF II Absolute Return Currency Fund	17.5%
	JHF II International Small Company Fund	17.4%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	51

Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
	JHF II Small Cap Value Fund	17.4%
	JHF II Mid Cap Stock Fund	17.0%
	JHF Financial Industries Fund	16.0%
	JHF II Strategic Income Opportunities Fund	14.1%
	JHF Emerging Markets Equity Fund	13.8%
	JHF Small Cap Core Fund	13.7%
	JHF II Capital Appreciation Fund	13.5%
	JHF II Blue Chip Growth Fund	9.8%
	JHF III Global Shareholder Yield Fund	6.7%
	JHF Fundamental Large Cap Core Fund	5.6%
Multimanager Lifestyle Moderate Portfolio
	JHF Short Duration Bond Fund	41.4%
	JHF Alternative Risk Premia Fund	20.5%
	JHF II Asia Pacific Total Return Bond Fund	18.9%
	JHF II Emerging Markets Debt Fund	14.0%
	JHF II Core Bond Fund	13.9%
	JHF II Short Duration Credit Opportunities Fund	11.2%
	JHF II Floating Rate Income Fund	10.8%
	JHF II U.S. High Yield Bond Fund	10.5%
	JHF II Capital Appreciation Value	8.4%
	JHF II Fundamental Global Franchise Fund	8.3%
	JHF High Yield Fund	7.7%
	JHF II Global Equity Fund	7.3%
	JHF II U.S. Sector Rotation Fund	6.9%
	JHF II International Strategic Equity Allocation Fund	6.7%
	JHF II Absolute Return Currency Fund	6.6%
	JHF Diversified Real Assets Fund	5.8%
	JHF II Strategic Income Opportunities Fund	5.0%
Multimanager Lifestyle Conservative Portfolio
	JHF Short Duration Bond Fund	42.8%
	JHF Alternative Risk Premia Fund	19.9%
	JHF II Asia Pacific Total Return Bond Fund	15.6%
	JHF II Core Bond Fund	15.5%
	JHF II Emerging Markets Debt Fund	12.2%
	JHF II Floating Rate Income Fund	11.1%
	JHF II Short Duration Credit Opportunities Fund	10.2%
	JHF Infrastructure Fund	9.8%
	JHF II U.S. High Yield Bond Fund	8.3%
	JHF II Absolute Return Currency Fund	7.5%
	JHF High Yield Fund	6.1%

Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
52	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager Lifestyle Aggressive Portfolio
Absolute Return Currency	1,957,850	$22,605,197	$525,495	$(5,011,249)	$66,558	$(917,766)	$525,494	—	$17,268,235
Blue Chip Growth	5,414,633	215,402,088	21,267,581	(56,491,538)	(3,771,033)	60,645,530	—	$3,453,672	237,052,628
Capital Appreciation	8,929,917	128,827,257	24,666,549	(38,563,915)	(140,509)	25,767,515	18,486	13,879,050	140,556,897
Capital Appreciation Value	12,859,702	141,235,826	16,323,662	(31,827,199)	3,260,517	14,135,683	2,361,370	12,671,439	143,128,489
Disciplined Value	6,807,565	136,061,303	9,953,459	(25,599,620)	1,487,433	19,490,552	2,058,059	5,960,959	141,393,127
Disciplined Value International	16,503,592	88,946,678	124,134,998	(21,897,052)	(2,607,399)	17,882,715	5,127,814	—	206,459,940
Diversified Macro	3,738,033	—	40,735,329	(3,382,381)	17,276	(737,502)	—	1,291,935	36,632,722
Diversified Real Assets	12,400,421	113,686,030	9,450,643	(15,519,396)	(1,120,489)	17,879,434	3,458,514	1,944,473	124,376,222
Emerging Markets	—	150,869,230	—	(160,990,184)	54,544,440	(44,423,486)	—	—	—
Emerging Markets Equity	21,817,630	146,989,367	120,716,543	(57,281,043)	(1,389,900)	42,740,484	5,968,146	—	251,775,451
Equity Income	12,609,211	176,030,259	53,981,547	(22,156,326)	715,761	29,868,936	5,918,077	12,842,223	238,440,177
Financial Industries	2,939,330	56,573,448	4,806,595	(16,967,722)	2,515,577	9,330,877	860,292	3,309,904	56,258,775
Fundamental Global Franchise	2,519,239	27,668,695	2,026,760	(5,692,653)	641,555	4,956,695	240,016	1,631,461	29,601,052
Fundamental Large Cap Core	4,506,687	154,679,612	63,856,124	(39,795,750)	(388,046)	57,257,636	1,934,074	—	235,609,576
Global Equity	5,072,761	57,494,050	1,847,086	(11,189,359)	729,613	14,020,846	1,206,283	299,147	62,902,236
Global Focused Strategies	—	30,258,314	—	(31,895,083)	(836,363)	2,473,132	—	—	—
Global Shareholder Yield	3,425,173	36,315,948	1,967,031	(3,896,764)	191,858	5,153,940	1,304,459	662,572	39,732,013
Global Thematic Opportunities	6,763,035	10,423,680	71,716,867	(13,218,129)	461,267	13,869,276	643,571	2,668,033	83,252,961
Greater China Opportunities	—	8,455,007	—	(9,439,448)	(43,427)	1,027,868	—	—	—
Health Sciences	9,801,345	43,918,549	3,406,713	(8,557,312)	(338,306)	10,675,092	—	1,831,756	49,104,736
International Dynamic Growth	4,959,296	—	56,137,757	(6,523,674)	154,174	5,974,225	153,946	—	55,742,482
International Growth	5,015,433	141,956,903	2,777,360	(29,717,659)	1,558,279	34,138,875	1,185,986	—	150,713,758
International Growth Stock	—	67,460,813	—	(78,071,461)	17,108,489	(6,497,841)	—	—	—
International Small Cap	—	67,191,688	—	(74,513,962)	22,079,212	(14,756,938)	—	—	—
International Small Company	10,843,487	68,876,263	51,622,527	(15,520,822)	20,162	15,256,145	2,515,157	2,498,049	120,254,275
International Strategic Equity Allocation	30,533,106	267,586,513	14,816,155	(29,707,141)	(2,325,052)	47,327,309	8,174,944	—	297,697,784
International Value	—	116,391,632	—	(126,430,836)	25,369,509	(15,330,305)	—	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	53

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Mid Cap Stock	8,546,983	$161,616,038	$24,556,326	$(41,061,420)	$5,270,350	$27,225,020	—	$20,851,651	$177,606,314
Mid Value	12,437,417	189,887,874	6,576,613	(33,392,396)	(3,282,982)	32,617,732	$3,077,658	2,136,451	192,406,841
Multifactor Emerging Markets ETF	3,189,391	—	89,193,204	(9,585,683)	(14,926)	5,494,616	2,076,411	—	85,087,211
Multifactor Mid Cap ETF	949,155	—	36,875,234	(2,328,427)	50,945	2,571,158	279,791	—	37,168,910
Multifactor Small Cap ETF	993,134	—	27,408,670	(1,211,300)	13,074	1,418,544	250,551	—	27,628,988
New Opportunities	—	29,978,824	—	(35,038,801)	8,522,813	(3,462,836)	—	—	—
Science & Technology	12,526,487	33,820,030	16,905,676	(11,092,949)	(6,061,215)	14,530,168	—	4,160,473	48,101,710
Seaport Long/Short	1,272,758	13,808,718	955,749	(1,478,825)	82,948	1,739,047	177,282	—	15,107,637
Small Cap Core	5,217,752	30,573,307	34,092,865	(10,754,359)	(1,095,393)	11,935,882	—	—	64,752,302
Small Cap Growth	4,333,686	31,249,707	42,181,753	(6,448,225)	(519,023)	6,428,380	—	—	72,892,592
Small Cap Stock	—	30,359,915	—	(37,136,311)	7,396,912	(620,516)	—	—	—
Small Cap Value	3,456,452	43,093,482	37,206,535	(17,611,115)	(52,480)	11,366,209	655,938	2,257,822	74,002,631
Small Company Value	—	26,746,974	—	(30,445,826)	6,398,560	(2,699,708)	—	—	—
Technical Opportunities	—	65,908,578	65,259	(69,079,901)	(5,215,602)	8,321,666	—	—	—
U.S. Sector Rotation	18,971,482	206,586,691	58,506,406	(115,362,184)	(495,753)	38,772,224	3,295,112	14,888,669	188,007,384
Value Equity	—	78,282,863	—	(88,682,991)	9,270,982	1,129,146	—	—	—
					$138,230,366	$523,975,659	$53,467,431	$109,239,739	$3,700,716,056
54	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager Lifestyle Growth Portfolio
Absolute Return Currency	9,759,779	$130,121,375	$2,619,562	$(42,147,107)	$(682,387)	$(3,830,189)	$2,619,562	—	$86,081,254
Asia Pacific Total Return Bond	6,801,326	59,975,364	9,884,443	(6,415,865)	(141,873)	3,146,886	2,501,401	—	66,448,955
Blue Chip Growth	12,896,909	517,802,444	32,480,956	(121,895,921)	(8,230,965)	144,470,146	—	$8,207,557	564,626,660
Bond	26,471,300	282,823,288	180,435,060	(58,398,999)	345,392	21,512,610	13,963,664	2,573,103	426,717,351
Capital Appreciation	21,523,114	320,873,096	51,911,578	(97,558,514)	(3,014,318)	66,561,975	44,635	33,511,916	338,773,817
Capital Appreciation Value	39,672,446	442,370,946	48,313,445	(103,475,551)	13,457,680	40,887,808	7,274,967	39,038,478	441,554,328
Core Bond	26,822,889	92,765,874	294,858,675	(48,380,784)	401,569	11,734,517	8,185,674	2,944,609	351,379,851
Disciplined Value	16,704,763	336,171,553	23,183,084	(64,659,741)	4,172,856	48,090,165	5,042,230	14,604,304	346,957,917
Disciplined Value International	38,198,236	243,706,983	248,756,507	(52,871,070)	(6,315,186)	44,582,703	11,849,864	—	477,859,937
Diversified Macro	8,100,419	—	87,883,679	(7,007,714)	109,907	(1,601,766)	—	2,894,279	79,384,106
Diversified Real Assets	31,054,369	292,260,419	18,930,188	(42,690,308)	(3,061,657)	46,036,677	8,661,050	4,869,484	311,475,319
Emerging Markets	—	290,422,177	—	(309,847,932)	149,827,729	(130,401,974)	—	—	—
Emerging Markets Debt	23,187,553	210,642,538	21,341,997	(30,259,973)	(1,591,224)	22,003,423	11,525,614	—	222,136,761
Emerging Markets Equity	40,824,464	288,651,400	165,073,476	(63,220,917)	(588,473)	81,198,834	11,149,839	—	471,114,320
Equity Income	30,578,988	432,384,051	148,785,543	(77,965,140)	2,815,697	72,228,514	14,200,890	31,095,080	578,248,665
Financial Industries	7,726,364	145,916,126	11,235,459	(40,628,514)	6,092,471	25,267,073	2,317,824	8,917,635	147,882,615
Floating Rate Income	12,470,709	130,946,041	6,262,451	(37,846,839)	160,146	3,860,375	6,508,484	—	103,382,174
Fundamental Global Franchise	8,978,688	98,407,051	6,726,758	(20,535,277)	3,073,740	17,827,313	862,703	5,864,054	105,499,585
Fundamental Large Cap Core	7,704,614	330,841,939	66,038,355	(103,903,855)	(615,722)	110,436,523	3,298,856	—	402,797,240
Global Bond	—	29,982,539	—	(30,532,802)	4,816,706	(4,266,443)	—	—	—
Global Equity	15,302,345	179,687,077	4,598,831	(39,959,495)	2,234,414	43,188,254	3,633,114	900,980	189,749,081
Global Shareholder Yield	12,289,867	134,994,908	7,108,990	(19,281,798)	2,118,143	17,622,213	4,736,357	2,372,633	142,562,456
Global Short Duration Credit	—	50,018,898	2,883,115	(54,781,661)	(2,681,120)	4,560,768	585,449	—	—
Global Thematic Opportunities	14,976,902	25,424,801	159,564,454	(34,156,692)	2,040,729	31,492,373	1,422,962	5,899,128	184,365,665
Health Sciences	19,640,148	91,632,953	11,921,758	(26,611,768)	(1,639,172)	23,093,371	—	3,664,646	98,397,142
High Yield (MIM US)	32,766,755	46,326,366	75,206,120	(13,249,910)	(1,839,145)	6,601,873	5,490,522	—	113,045,304
High Yield (WAMCO)	—	23,492,322	148,327	(25,294,711)	6,724,381	(5,070,319)	148,326	—	—
International Dynamic Growth	11,479,327	—	129,607,292	(14,970,476)	529,785	13,861,031	355,570	—	129,027,632
International Growth	11,608,396	333,055,847	3,226,892	(71,233,428)	5,238,192	78,544,802	2,739,079	—	348,832,305
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	55

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Growth Stock	—	$184,083,028	—	$(210,371,231)	$39,861,313	$(13,573,110)	—	—	—
International Small Cap	—	158,388,385	—	(176,154,524)	37,148,329	(19,382,190)	—	—	—
International Small Company	23,583,634	158,895,564	$102,972,890	(34,580,198)	34,262	34,219,979	$5,469,089	$5,431,889	$261,542,497
International Strategic Equity Allocation	79,426,209	699,508,519	41,896,877	(84,074,404)	(7,064,735)	124,139,281	21,434,357	—	774,405,538
International Value	—	271,847,261	—	(295,194,741)	56,384,511	(33,037,031)	—	—	—
Mid Cap Stock	20,910,416	381,496,047	64,971,519	(90,242,481)	13,661,997	64,631,356	—	51,010,997	434,518,438
Mid Value	29,938,473	453,251,013	15,595,251	(76,551,173)	(6,928,182)	77,781,263	7,396,667	5,134,624	463,148,172
Multi-Asset Absolute Return	—	31,000,116	—	(32,279,827)	1,279,711	—	—	—	—
Multifactor Emerging Markets ETF	8,156,911	—	212,872,340	(9,380,796)	322,770	13,797,389	5,203,690	—	217,611,703
Multifactor Mid Cap ETF	2,098,431	—	82,077,285	(4,987,369)	102,993	4,981,649	565,731	—	82,174,558
Multifactor Small Cap ETF	2,523,500	—	70,370,340	(3,561,593)	40,508	3,354,515	648,459	—	70,203,770
New Opportunities	—	68,754,558	—	(80,408,649)	11,798,912	(144,821)	—	—	—
Real Return Bond	—	175,924,992	12,882,846	(194,599,649)	(1,942,427)	7,734,238	—	—	—
Science & Technology	27,099,276	77,100,338	34,107,263	(26,549,701)	(15,284,191)	34,687,512	—	9,036,784	104,061,221
Seaport Long/Short	2,163,913	24,322,198	418,276	(2,228,376)	260,527	2,913,028	300,946	—	25,685,653
Short Duration Credit Opportunities	12,018,316	106,826,296	23,076,260	(19,681,630)	(1,118,385)	6,153,113	4,562,439	—	115,255,654
Short Term Government Income	—	25,991,725	144,295	(26,211,163)	(267,553)	342,696	98,728	—	—
Small Cap Core	11,854,767	69,968,519	77,828,165	(25,611,085)	(2,348,449)	27,280,504	—	—	147,117,654
Small Cap Growth	8,486,784	63,576,183	86,610,995	(19,433,955)	(1,483,699)	13,478,191	—	—	142,747,715
Small Cap Stock	—	60,822,477	—	(74,354,526)	11,772,316	1,759,733	—	—	—
Small Cap Value	6,871,446	88,651,678	70,094,222	(34,212,982)	(436,956)	23,021,692	1,303,100	4,485,440	147,117,654
Small Company Value	—	55,586,807	—	(63,317,790)	11,916,074	(4,185,091)	—	—	—
Spectrum Income	—	127,603,219	721,980	(133,100,635)	8,710,156	(3,934,720)	761,747	—	—
Strategic Income Opportunities	31,232,738	229,698,137	126,407,805	(43,658,833)	(483,435)	22,851,281	9,226,366	—	334,814,955
Technical Opportunities	—	160,827,822	—	(168,410,193)	(12,979,709)	20,562,080	—	—	—
Total Return	—	205,701,820	—	(209,941,491)	3,112,668	1,127,003	—	—	—
U.S. High Yield Bond	3,226,057	33,870,498	3,977,814	(4,121,491)	93,888	2,214,351	1,936,914	—	36,035,060
U.S. Sector Rotation	52,053,379	563,022,002	66,459,855	(212,521,037)	(2,424,954)	101,313,121	9,242,545	41,761,615	515,848,987
Value Equity	—	190,869,749	—	(216,121,505)	25,870,678	(618,922)	—	—	—
					$343,367,233	$1,347,107,626	$197,269,414	$284,219,235	$10,600,589,669
56	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager Lifestyle Balanced Portfolio
Absolute Return Currency	10,212,951	$142,704,920	$2,741,196	$(50,572,514)	$(736,312)	$(4,059,061)	$2,741,195	—	$90,078,229
Asia Pacific Total Return Bond	9,462,336	101,662,864	10,078,594	(24,227,030)	(675,129)	5,607,722	3,486,655	—	92,447,021
Blue Chip Growth	9,216,301	381,341,260	18,923,089	(96,385,603)	(6,325,658)	105,936,564	—	$5,913,283	403,489,652
Bond	54,570,120	641,670,197	315,163,340	(123,717,634)	560,818	45,993,617	29,516,742	5,304,408	879,670,338
Capital Appreciation	15,241,871	237,791,214	33,081,943	(78,123,135)	(1,493,345)	48,650,373	31,739	23,829,261	239,907,050
Capital Appreciation Value	40,494,463	452,873,712	47,745,179	(105,042,922)	12,972,935	42,154,472	7,499,865	40,245,313	450,703,376
Core Bond	53,298,453	214,628,470	551,860,333	(93,747,668)	1,351,127	24,117,474	17,080,249	6,043,510	698,209,736
Disciplined Value	11,900,410	246,334,706	18,847,720	(56,082,761)	3,467,063	34,604,786	3,632,506	10,521,180	247,171,514
Disciplined Value International	26,104,115	160,354,495	184,858,919	(44,837,984)	(4,812,819)	30,999,864	8,175,029	—	326,562,475
Diversified Macro	5,309,630	—	57,665,486	(4,659,536)	76,211	(1,047,787)	—	1,897,130	52,034,374
Diversified Real Assets	24,884,646	243,643,869	20,320,574	(50,220,013)	(2,680,732)	38,529,303	7,026,959	3,950,752	249,593,001
Emerging Markets	—	180,795,443	—	(192,881,963)	91,339,423	(79,252,903)	—	—	—
Emerging Markets Debt	41,520,375	326,586,558	55,421,240	(16,876,662)	(831,999)	33,466,058	18,960,090	—	397,765,195
Emerging Markets Equity	24,469,061	184,441,244	94,954,064	(47,202,625)	2,492	50,177,792	6,761,646	—	282,372,967
Equity Income	21,979,313	315,507,771	125,831,109	(80,445,628)	2,704,077	52,031,484	10,340,855	22,574,453	415,628,813
Financial Industries	6,326,591	119,668,429	9,219,430	(33,613,831)	5,083,858	20,733,062	1,901,926	7,317,504	121,090,948
Floating Rate Income	24,374,279	279,559,996	15,210,703	(101,457,867)	(4,531,014)	13,280,957	13,761,615	—	202,062,775
Fundamental Global Franchise	10,335,835	114,969,706	7,807,650	(26,163,038)	2,587,201	22,244,545	1,001,327	6,806,323	121,446,064
Fundamental Large Cap Core	5,739,144	245,811,212	59,636,395	(87,503,352)	(421,852)	82,520,023	2,480,394	—	300,042,426
Global Bond	—	50,826,280	—	(51,768,198)	7,693,224	(6,751,306)	—	—	—
Global Equity	14,270,882	172,741,067	5,655,996	(44,956,134)	2,562,579	40,955,434	3,413,146	846,430	176,958,942
Global Shareholder Yield	11,659,859	132,030,534	6,849,814	(22,928,296)	2,665,601	16,636,714	4,577,249	2,272,565	135,254,367
Global Short Duration Credit	—	98,221,555	5,394,833	(107,349,712)	(7,697,936)	11,431,260	1,162,061	—	—
Global Thematic Opportunities	8,044,453	12,951,520	90,715,991	(22,440,024)	939,749	16,859,982	770,965	3,196,165	99,027,218
Health Sciences	13,834,739	66,968,815	7,252,992	(20,311,295)	(1,132,783)	16,534,314	—	2,602,780	69,312,043
High Yield (MIM US)	62,755,258	90,947,410	141,040,342	(24,791,657)	(3,346,367)	12,655,913	10,561,464	—	216,505,641
High Yield (WAMCO)	—	46,097,056	291,250	(49,665,902)	13,205,561	(9,927,965)	291,250	—	—
International Dynamic Growth	7,845,027	—	90,457,107	(12,293,529)	484,623	9,529,906	245,325	—	88,178,107
International Growth	7,933,276	235,527,866	5,018,342	(60,974,321)	4,219,325	54,603,730	1,889,838	—	238,394,942
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	57

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Growth Stock	—	$123,401,222	—	$(141,252,278)	$31,500,662	$(13,649,606)	—	—	—
International Small Cap	—	98,056,161	—	(108,666,532)	14,748,948	(4,138,577)	—	—	—
International Small Company	13,348,833	100,410,676	$49,624,796	(22,768,157)	115,331	20,655,908	$3,113,025	$3,091,851	$148,038,554
International Strategic Equity Allocation	52,132,346	460,931,140	41,554,424	(71,746,111)	(5,546,302)	83,097,223	14,185,288	—	508,290,374
International Value	—	194,732,840	—	(211,598,335)	47,357,127	(30,491,632)	—	—	—
Mid Cap Stock	13,230,450	250,660,497	57,457,452	(81,272,495)	7,482,052	40,601,236	—	32,567,150	274,928,742
Mid Value	19,138,792	294,951,243	22,421,538	(67,433,730)	(5,650,030)	51,788,086	4,782,140	3,319,670	296,077,107
Multi-Asset Absolute Return	—	31,478,111	—	(32,632,557)	1,154,446	—	—	—	—
Multifactor Emerging Markets ETF	5,280,709	—	142,669,251	(11,098,947)	372,673	8,936,834	3,366,945	—	140,879,811
Multifactor Mid Cap ETF	1,758,276	—	69,680,068	(4,864,210)	106,765	3,931,465	455,171	—	68,854,088
Multifactor Small Cap ETF	1,863,510	—	52,802,578	(3,463,245)	51,167	2,452,348	453,380	—	51,842,848
New Opportunities	—	40,700,091	—	(47,547,117)	9,206,589	(2,359,563)	—	—	—
Real Return Bond	—	365,973,946	25,471,727	(403,562,514)	(4,858,740)	16,975,581	—	—	—
Science & Technology	18,020,169	52,064,890	25,040,609	(20,996,307)	(7,093,810)	20,182,068	—	6,020,495	69,197,450
Seaport Long/Short	2,167,396	25,113,774	469,400	(3,122,599)	340,693	2,925,718	305,336	—	25,726,986
Short Duration Credit Opportunities	27,418,850	267,814,212	25,156,525	(42,254,005)	(2,401,402)	14,631,445	10,569,153	—	262,946,775
Short Term Government Income	—	35,577,366	85,233	(35,786,963)	(347,237)	471,601	85,234	—	—
Small Cap Core	7,242,591	41,647,325	50,423,561	(17,353,201)	(797,362)	15,960,227	—	—	89,880,550
Small Cap Growth	6,349,539	49,208,718	65,631,864	(17,291,801)	(895,971)	10,146,432	—	—	106,799,242
Small Cap Stock	—	48,362,778	31,523	(58,985,772)	10,006,315	585,156	—	—	—
Small Cap Value	5,185,844	68,146,790	59,001,645	(33,803,293)	276,571	17,407,202	989,946	3,407,521	111,028,915
Small Company Value	—	44,463,721	—	(50,590,561)	12,628,291	(6,501,451)	—	—	—
Spectrum Income	—	284,423,164	1,694,137	(296,785,866)	19,349,294	(8,680,729)	1,694,137	—	—
Strategic Income Opportunities	71,245,241	511,961,695	285,468,649	(84,611,510)	(2,841,221)	53,771,372	21,031,666	—	763,748,985
Technical Opportunities	—	81,951,261	—	(85,807,865)	(5,991,978)	9,848,582	—	—	—
Total Return	—	483,895,449	—	(493,988,040)	(314,665)	10,407,256	—	—	—
U.S. High Yield Bond	6,148,158	66,477,024	6,146,819	(8,517,117)	210,724	4,357,480	3,719,996	—	68,674,930
U.S. Sector Rotation	47,211,430	529,354,685	61,234,899	(214,743,135)	(4,178,097)	96,196,922	8,430,827	38,093,942	467,865,274
Value Equity	—	135,725,037	—	(153,554,365)	18,476,664	(647,336)	—	—	—
					$249,697,418	$1,148,077,575	$230,492,334	$229,821,686	$10,048,687,845
58	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager Lifestyle Moderate Portfolio
Absolute Return Currency	3,852,730	$58,028,182	$1,034,087	$(23,528,293)	$(162,693)	$(1,390,205)	$1,034,088	—	$33,981,078
Alternative Risk Premia	3,084,399	—	30,843,933	—	—	(92,474)	11,501	—	30,751,459
Asia Pacific Total Return Bond	5,930,315	55,494,516	5,419,552	(5,747,822)	(89,469)	2,862,396	2,189,159	—	57,939,173
Blue Chip Growth	1,679,010	47,586,781	24,143,198	(12,684,134)	(841,886)	15,303,084	—	$1,078,141	73,507,043
Bond	23,079,918	258,471,876	192,366,335	(99,655,035)	530,567	20,334,533	12,982,930	2,243,445	372,048,276
Capital Appreciation	2,794,234	44,420,794	6,140,409	(15,355,272)	(2,528,558)	11,303,867	5,823	4,372,052	43,981,240
Capital Appreciation Value	11,746,226	134,564,805	14,990,719	(35,038,989)	3,102,387	13,116,574	2,179,888	11,697,579	130,735,496
Core Bond	30,840,265	245,902,368	205,691,256	(64,367,320)	939,079	15,842,089	10,162,707	3,555,533	404,007,472
Disciplined Value	2,242,212	36,721,349	12,228,878	(8,527,767)	173,860	5,974,415	685,359	1,985,072	46,570,735
Disciplined Value International	4,335,511	34,548,881	23,477,241	(8,765,900)	(1,013,162)	5,990,187	1,359,621	—	54,237,247
Diversified Real Assets	5,729,759	56,879,335	6,191,919	(13,977,811)	(386,816)	8,762,853	1,620,203	910,923	57,469,480
Emerging Markets	—	23,413,518	—	(24,941,632)	3,387,043	(1,858,929)	—	—	—
Emerging Markets Debt	15,794,291	127,007,001	17,790,003	(6,233,019)	(286,244)	13,031,569	7,330,071	—	151,309,310
Emerging Markets Equity	2,584,000	24,064,493	5,286,313	(5,468,615)	6,807	5,930,363	716,993	—	29,819,361
Equity Income	4,212,882	47,165,831	37,956,826	(14,284,105)	224,325	8,602,714	1,930,272	4,337,044	79,665,591
Floating Rate Income	10,735,171	118,696,604	5,681,811	(39,084,372)	(3,447,422)	7,147,949	5,857,266	—	88,994,570
Fundamental Global Franchise	3,232,628	37,601,231	2,852,750	(10,164,412)	(370,744)	8,064,552	310,094	2,107,804	37,983,377
Fundamental Large Cap Core	1,272,091	91,344,594	3,252,511	(52,814,977)	(1,279,870)	26,002,643	550,540	—	66,504,901
Global Bond	—	43,162,402	—	(43,970,725)	5,801,029	(4,992,706)	—	—	—
Global Equity	4,374,968	53,715,920	2,571,140	(15,514,854)	822,628	12,654,773	1,047,567	259,787	54,249,607
Global Shareholder Yield	3,512,313	39,814,152	2,064,278	(6,979,776)	1,012,214	4,831,959	1,377,672	686,605	40,742,827
Global Short Duration Credit	—	37,899,672	1,185,062	(40,516,664)	(1,619,116)	3,051,046	443,710	—	—
High Yield (MIM US)	23,905,647	35,781,631	52,586,209	(9,508,652)	(1,266,741)	4,882,034	4,055,398	—	82,474,481
High Yield (WAMCO)	—	18,060,845	114,539	(19,459,250)	2,803,893	(1,520,027)	114,538	—	—
Infrastructure	1,148,737	15,325,192	885,437	(3,421,485)	486,898	2,094,062	279,846	462,499	15,370,104
International Dynamic Growth	1,339,955	—	15,905,410	(2,570,910)	92,470	1,634,125	42,112	—	15,061,095
International Growth	1,355,115	40,561,663	1,673,274	(11,620,564)	970,743	9,136,080	323,598	—	40,721,196
International Growth Stock	—	24,272,267	—	(27,868,077)	6,521,234	(2,925,424)	—	—	—
International Small Cap	—	16,555,565	—	(18,372,827)	1,654,186	163,076	—	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	59

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Small Company	2,368,418	$17,020,791	$9,944,551	$(4,361,850)	$50,884	$3,611,383	$552,969	$549,208	$26,265,759
International Strategic Equity Allocation	12,075,118	106,661,917	14,109,650	(20,946,884)	(1,348,571)	19,256,288	3,275,439	—	117,732,400
International Value	—	30,076,471	—	(32,633,986)	10,759,900	(8,202,385)	—	—	—
Mid Cap Stock	2,527,984	45,885,232	16,302,931	(18,269,106)	1,478,391	7,134,069	—	6,274,227	52,531,517
Mid Value	3,795,197	50,873,075	15,629,455	(16,163,021)	489,073	7,883,114	949,057	658,817	58,711,696
Multi-Asset Absolute Return	—	14,209,096	—	(14,734,334)	530,973	(5,735)	—	—	—
Multifactor Emerging Markets ETF	1,127,061	—	31,856,017	(3,654,164)	15,409	1,850,697	733,548	—	30,067,959
Real Return Bond	—	152,095,054	7,252,788	(164,317,963)	(1,699,821)	6,669,942	—	—	—
Seaport Long/Short	702,885	8,328,748	183,521	(1,240,891)	123,503	948,360	99,279	—	8,343,241
Short Duration Bond	4,624,602	—	48,677,425	(2,430,635)	(2,195)	(91,066)	747,832	—	46,153,529
Short Duration Credit Opportunities	9,685,931	98,024,897	6,116,519	(15,666,330)	(871,555)	5,284,552	3,761,516	—	92,888,083
Short Term Government Income	—	11,817,249	41,229	(11,893,607)	(121,482)	156,611	41,230	—	—
Small Cap Growth	1,377,680	10,219,007	15,210,674	(4,266,715)	(123,675)	2,133,288	—	—	23,172,579
Small Cap Stock	—	9,913,471	15,567	(12,098,152)	1,389,507	779,607	—	—	—
Small Cap Value	1,226,799	25,682,648	4,059,510	(8,801,961)	(152,352)	5,477,914	234,377	806,757	26,265,759
Spectrum Income	—	102,165,405	604,960	(106,584,378)	6,412,364	(2,598,351)	604,960	—	—
Strategic Income Opportunities	25,216,512	183,893,412	97,604,783	(29,286,892)	(765,499)	18,875,203	7,456,310	—	270,321,007
Total Return	—	244,758,563	—	(249,828,282)	(3,136,288)	8,206,007	—	—	—
U.S. High Yield Bond	2,351,456	26,119,753	1,928,407	(3,567,877)	3,613	1,781,863	1,433,213	—	26,265,759
U.S. Sector Rotation	9,032,976	103,350,416	14,715,068	(46,468,711)	(1,430,343)	19,350,365	1,600,700	7,232,621	89,516,795
Value Equity	—	19,790,266	—	(22,377,378)	1,247,612	1,339,500	—	—	—
					$28,086,090	$293,778,404	$78,101,386	$49,218,114	$2,876,361,202
60	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager Lifestyle Conservative Portfolio
Absolute Return Currency	4,360,587	$68,367,978	$1,170,398	$(29,341,633)	$(204,055)	$(1,532,308)	$1,170,398	—	$38,460,380
Alternative Risk Premia	2,988,504	—	29,884,606	—	—	(89,218)	11,114	—	29,795,388
Asia Pacific Total Return Bond	4,879,874	44,534,922	4,225,327	(3,274,444)	(52,426)	2,242,990	1,811,587	—	47,676,369
Blue Chip Growth	226,118	4,704,294	5,769,037	(2,244,923)	56,036	1,614,994	—	$144,958	9,899,438
Bond	25,657,547	251,289,470	233,562,510	(92,949,762)	224,941	21,472,491	13,864,948	2,495,906	413,599,650
Capital Appreciation	433,748	8,013,942	1,468,436	(4,168,471)	(720,541)	2,233,821	902	677,173	6,827,187
Capital Appreciation Value	5,712,539	67,426,024	9,261,458	(21,330,140)	1,549,508	6,673,710	1,059,399	5,684,882	63,580,560
Core Bond	34,294,049	233,820,062	239,587,103	(41,278,392)	392,712	16,730,554	11,078,542	3,957,199	449,252,039
Disciplined Value	477,677	6,929,028	4,065,614	(2,303,891)	24,671	1,205,930	146,021	422,936	9,921,352
Disciplined Value International	757,822	10,797,565	8,173,119	(10,342,441)	(1,377,421)	2,229,528	238,088	—	9,480,350
Diversified Real Assets	3,998,738	38,915,506	7,316,704	(11,870,720)	(219,681)	5,965,529	1,134,617	637,913	40,107,338
Emerging Markets	—	8,248,462	—	(8,786,808)	1,181,534	(643,188)	—	—	—
Emerging Markets Debt	13,758,713	106,127,289	20,815,219	(6,205,427)	(257,737)	11,329,129	6,452,790	—	131,808,473
Emerging Markets Equity	1,286,918	8,399,576	6,728,895	(2,965,222)	77,953	2,609,836	355,958	—	14,851,038
Equity Income	838,803	8,885,141	8,870,755	(3,654,427)	39,996	1,720,302	391,723	859,980	15,861,767
Floating Rate Income	10,984,543	116,758,232	6,204,918	(35,497,339)	(3,751,867)	7,347,920	5,718,210	—	91,061,864
Fundamental Global Franchise	1,650,397	18,804,899	2,502,373	(5,747,605)	(59,677)	3,892,176	158,213	1,075,424	19,392,166
Fundamental Large Cap Core	192,144	24,748,218	959,926	(21,100,840)	(829,221)	6,267,226	83,391	—	10,045,309
Global Bond	—	50,394,780	—	(51,332,557)	6,838,823	(5,901,046)	—	—	—
Global Equity	2,130,036	25,638,733	2,549,605	(8,224,562)	424,300	6,024,364	507,724	125,911	26,412,440
Global Shareholder Yield	1,632,077	17,551,544	1,032,822	(2,274,170)	319,849	2,302,049	620,288	319,439	18,932,094
Global Short Duration Credit	—	28,816,439	501,374	(30,397,603)	(1,738,792)	2,818,582	333,006	—	—
High Yield (MIM US)	19,071,238	23,449,736	46,014,439	(6,275,701)	(97,653)	2,704,952	3,101,734	—	65,795,773
High Yield (WAMCO)	—	11,764,320	74,026	(12,675,115)	2,707,413	(1,870,644)	74,027	—	—
Infrastructure	3,094,835	40,269,645	4,167,343	(9,832,932)	1,029,331	5,775,503	738,477	1,248,220	41,408,890
International Dynamic Growth	439,645	—	5,268,868	(896,083)	30,482	538,338	13,830	—	4,941,605
International Growth	444,552	13,003,465	1,210,872	(4,116,756)	192,459	3,068,743	106,333	—	13,358,783
International Growth Stock	—	8,588,262	—	(9,803,351)	2,225,019	(1,009,930)	—	—	—
International Strategic Equity Allocation	6,901,023	54,100,917	17,224,517	(13,617,786)	(910,579)	10,487,907	1,862,753	—	67,284,976
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	61

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Value	—	$10,989,605	—	$(11,915,423)	$3,977,728	$(3,051,910)	—	—	—
Mid Cap Stock	803,011	14,312,118	$7,122,865	(7,351,914)	563,002	2,040,489	—	$1,995,546	$16,686,560
Mid Value	1,232,731	16,993,326	4,226,265	(4,938,601)	(96,670)	2,886,034	$308,262	213,989	19,070,354
Multi-Asset Absolute Return	—	15,659,969	—	(16,232,476)	586,197	(13,690)	—	—	—
Multifactor Emerging Markets ETF	144,017	—	4,964,454	(1,360,465)	(13,806)	251,931	98,806	—	3,842,114
Real Return Bond	—	166,419,973	4,212,143	(175,991,578)	(3,857,420)	9,216,882	—	—	—
Seaport Long/Short	321,320	3,742,431	262,203	(671,327)	38,313	442,451	45,464	—	3,814,071
Short Duration Bond	4,777,191	—	48,979,300	(1,207,220)	(2,138)	(93,573)	768,167	—	47,676,369
Short Duration Credit Opportunities	8,863,380	98,820,649	5,020,129	(23,048,102)	(1,399,378)	5,606,516	3,428,911	—	84,999,814
Short Term Government Income	—	105,418,849	338,009	(106,078,515)	(5,335,994)	5,657,651	338,009	—	—
Small Cap Growth	425,171	—	8,467,444	(1,509,822)	(3,432)	197,193	—	—	7,151,383
Small Cap Stock	—	6,387,529	27,612	(7,806,496)	1,210,387	180,968	—	—	—
Small Cap Value	501,142	9,560,001	2,709,583	(3,583,050)	(133,068)	2,175,992	95,918	330,162	10,729,458
Spectrum Income	—	88,394,789	518,541	(92,193,901)	5,933,212	(2,652,641)	518,541	—	—
Strategic Income Opportunities	23,137,715	159,111,558	94,416,306	(21,567,210)	(350,220)	16,425,874	6,678,977	—	248,036,308
Total Return	—	234,188,061	—	(239,032,657)	(3,007,888)	7,852,484	—	—	—
U.S. High Yield Bond	1,867,360	17,092,702	3,933,896	(1,362,415)	9,965	1,184,263	1,106,722	—	20,858,411
U.S. Sector Rotation	3,371,950	31,119,805	12,742,915	(15,929,036)	(366,020)	5,848,364	597,500	2,699,751	33,416,028
Value Equity	—	3,614,033	—	(4,076,859)	218,958	243,868	—	—	—
					$5,067,105	$170,609,386	$65,019,350	$22,889,389	$2,136,036,099
62	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multimanager Lifestyle Aggressive Portfolio, John Hancock Multimanager Lifestyle Growth Portfolio, John Hancock Multimanager Lifestyle Balanced Portfolio, John Hancock Multimanager Lifestyle Moderate Portfolio and John Hancock Multimanager Lifestyle Conservative Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of John Hancock Multimanager Lifestyle Aggressive Portfolio, John Hancock Multimanager Lifestyle Growth Portfolio, John Hancock Multimanager Lifestyle Balanced Portfolio, John Hancock Multimanager Lifestyle Moderate Portfolio and John Hancock Multimanager Lifestyle Conservative Portfolio (five of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	63

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended December 31, 2019.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources:
Portfolio	Foreign sourced income	Foreign tax credit
Multimanager Lifestyle Aggressive Portfolio	$25,877,923	$1,991,206
Multimanager Lifestyle Growth Portfolio	62,195,419	4,750,491
Multimanager Lifestyle Balanced Portfolio	42,295,149	3,210,262
Multimanager Lifestyle Moderate Portfolio	10,135,945	733,031
Multimanager Lifestyle Conservative Portfolio	5,446,756	385,377
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multimanager Lifestyle Aggressive Portfolio	$411,000,437
Multimanager Lifestyle Growth Portfolio	995,961,806
Multimanager Lifestyle Balanced Portfolio	677,364,336
Multimanager Lifestyle Moderate Portfolio	114,800,449
Multimanager Lifestyle Conservative Portfolio	34,085,126
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
64	|

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	205
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	205
Trustee Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	205
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	205
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	205
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	205
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	205
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       65

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates,[2] Born: 1946	2005	205
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	205
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	205
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	205
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	205
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       66

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       67

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Robert E. Sykes, CFA
Nathan W. Thooft, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       68

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multimanager Lifestyle Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1047204	LSA 12/19 2/2020

John Hancock

Retirement Income 2040 Fund

Annual report 12/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 888-972-8696 (Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

The bond markets posted strong performance during the 12 months ended December 31, 2019, with double-digit gains coming in the investment-grade corporate and high-yield segments of the market. U.S. Treasuries and tax-exempt municipal bonds also registered healthy gains. Fixed-income investors have benefited from a combination of declining interest rates, low inflation, and accommodative central bank policy.

After such a strong year of returns, investors are prudent to consider the risks to future gains. Growth has slowed in the United States, with some negative data in manufacturing reflecting concerns over international trade and wavering business confidence. Indeed, trade disputes and other geopolitical tensions may continue to create uncertainty among businesses and skepticism among investors. Your financial advisor can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Retirement Income 2040 Fund

Table of contents

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
17	Financial statements
20	Financial highlights
21	Notes to financial statements
27	Report of independent registered public accounting firm
28	Tax information
29	Trustees and Officers
33	More information

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maintain and maximize regular cash distributions through December 2040 and to grow such distributions over time.

TOTAL RETURNS AS OF 12/31/19 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds and stocks both delivered robust gains in 2019

The combination of slow but steady economic growth and three interest-rate cuts by the U.S. Federal Reserve provided a firm foundation for financial assets.

The fund posted a positive total return

The fund outperformed its benchmark, thanks to the strong performance of its bond portfolio and allocation to equities.

The fund paid four equal distributions in 2019

The fund raised its distribution slightly in March 2019, and the quarterly payout remained the same thereafter.

PORTFOLIO COMPOSITION AS OF 12/31/19 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       3

QUALITY COMPOSITION AS OF 12/31/19 (%)

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       4

Manager's discussion of fund performance

How did the financial markets perform during the 12 months ended December 31, 2019?

Both stock and bonds delivered strong gains during the period. In late 2018, the markets came under pressure from concerns about the possibility of slower economic growth, weaker corporate profits, and the potential for further interest-rate hikes by the U.S. Federal Reserve (Fed). All of these fears were allayed as 2019 unfolded, however, setting the stage for a broad-based rally. Growth stayed in positive territory, and earnings—while slowing from their pace of 2018—continued to rise. Most important, the Fed shifted to an accommodative stance with three quarter-point rate cuts and daily injections of liquidity from mid-September onward. These developments provided a tailwind for the interest-rate-sensitive areas of the bond market in which the fund is invested.

How did the fund perform?

The fund produced a gain and outpaced its fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The fund's outperformance was partially the result of its allocation to equities, which stood at 19.4% of assets as of period end. We invest the fund in equities through a position in John Hancock Funds II Strategic Equity Allocation Fund, which emphasizes large-cap domestic stocks.

The fund also benefited from the relative strength of its fixed-income portfolio. The largest driver of the portfolio's outperformance was its longer duration (higher interest-rate sensitivity) versus the benchmark. It's important to note that the duration of the fixed-income portfolio reflects the structure of the income stream we want to pay from the fund, as we don't make active bets on interest rates. A small overweight in corporate bonds, which is also a reflection of the fund's broader objectives, further helped performance.

Can you review your investment strategy?

We seek to provide consistent payments with the potential to increase these payments through a combination of investment returns and the return of investor capital. It's important to note that this strategy isn't designed to outperform a specific benchmark over any given 12-month interval. Instead, we strive to construct a portfolio consistent with the fund's income requirements.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       5

The bond portfolio is invested in a diversified mix of U.S. Treasuries and highly rated investment-grade corporate issues. We use a low-turnover approach, as our goal is to buy securities and hold them until they mature. The portfolio held 46% of its assets in U.S. Treasuries at the end of December, with the remainder allocated to the higher-rated credit tiers in the corporate space.

The fund also has a position in equities to generate an element of growth in its income over time. We seek to achieve this by dynamically rebalancing the fund's weightings between stocks and bonds so that the potential gains in the equity portfolio are reinvested into the bond portfolio, thereby increasing the fund's income. The fund paid a distribution of $0.5090 per share on March 29, 2019, up from $0.50625 on December 31, 2018. The payout remained at $0.5090 in June, September, and December of 2019.

Can you tell us about a recent manager change?

Effective December 31, 2019, Claude Turcot retired. We wish him well.

MANAGED BY

Sonia Chatigny, CFA On the fund since inception Investing since 1996
Jean-Francois Giroux, FRM, CFA On the fund since inception Investing since 2001
Serge Lapierre, FCIA, FSA On the fund since inception Investing since 1994
Nadia Live, CFA On the fund since inception Investing since 1998
Nicholas Scipio del Campo, CFA On the fund since inception Investing since 2005

The views expressed in this report are exclusively those of Sonia Chatigny, CFA, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  DECEMBER 31, 2019

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since inception[1]	Since inception[1]
Class R6[2]	15.14	5.94	15.44
Index†	8.72	3.98	10.19

Performance figures assume all distributions have been reinvested. Sales charges are not applicable to Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Class R6
Gross (%)	1.68
Net (%)	0.52

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       7

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Income 2040 Fund for the share class and period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 7-6-17.
2	For certain types of investors as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (if applicable), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2019, with the same investment held until December 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on July 1, 2019, with the same investment held until December 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK RETIREMENT INCOME 2040 FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 7-1-2019	Ending value on 12-31-2019	Expenses paid during period ended 12-31-2019[1]	Annualized expense ratio
Class R6	Actual expenses/actual returns	$1,000.00	$1,040.30	$1.95	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK RETIREMENT INCOME 2040 FUND | ANNUAL REPORT

Fund’s investments
AS OF 12-31-19
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 46.0%				$11,522,896
(Cost $11,074,839)
U.S. Government 46.0%				11,522,896
U.S. Treasury
Bond	3.500	02-15-39	470,000	562,608
Bond	3.875	08-15-40	415,000	522,442
Bond	4.250	05-15-39	330,000	433,786
Bond	4.250	11-15-40	240,000	317,249
Bond	4.375	02-15-38	345,000	458,392
Bond	4.375	11-15-39	175,000	233,934
Bond	4.500	02-15-36	745,000	986,827
Bond	4.500	05-15-38	390,000	526,394
Bond	4.625	02-15-40	430,000	593,821
Bond	4.750	02-15-37	375,000	515,449
Bond	5.000	05-15-37	370,000	523,164
Bond	5.250	02-15-29	175,000	223,638
Bond	5.375	02-15-31	630,000	844,856
Bond	5.500	08-15-28	275,000	353,698
Bond	6.125	08-15-29	95,000	130,140
Bond	6.250	05-15-30	625,000	878,300
Bond	6.500	11-15-26	70,000	91,188
Bond	6.625	02-15-27	260,000	343,218
Bond	6.750	08-15-26	70,000	91,598
Bond	8.125	08-15-21	280,000	309,143
Note	1.750	12-31-20	295,000	295,251
Note	1.875	06-30-26	85,000	85,323
Note	2.000	10-31-22	70,000	70,731
Note	2.000	02-15-25	320,000	324,302
Note	2.250	03-31-20	65,000	65,091
Note	2.250	12-31-23	605,000	618,274
Note	2.250	03-31-26	45,000	46,190
Note	2.250	11-15-27	135,000	138,660
Note	2.375	03-15-21	45,000	45,386
Note	2.500	12-31-20	105,000	105,868
Note	2.625	02-15-29	180,000	190,626
Note	2.750	09-30-20	50,000	50,401
Note	2.750	02-15-24	330,000	343,937
Note	2.750	02-15-28	125,000	133,094

Note	2.875	05-15-28	65,000	69,917
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK RETIREMENT INCOME 2040 FUND	11

	Rate (%)	Maturity date	Par value^	Value

Corporate bonds 33.4%				$8,366,908
(Cost $7,537,940)
Communication services 4.9%				1,235,331
Diversified telecommunication services 2.6%
AT&T, Inc.	3.875	01-15-26	85,000	90,963
AT&T, Inc.	4.500	05-15-35	90,000	100,081
AT&T, Inc.	5.350	09-01-40	50,000	60,198
Deutsche Telekom International Finance BV	9.250	06-01-32	50,000	79,422
Verizon Communications, Inc.	4.400	11-01-34	80,000	92,560
Verizon Communications, Inc.	4.500	08-10-33	115,000	134,184
Verizon Communications, Inc.	5.250	03-16-37	75,000	93,982
Media 2.3%
Charter Communications Operating LLC	5.375	04-01-38	75,000	85,812
Charter Communications Operating LLC	6.384	10-23-35	80,000	100,761
Comcast Corp.	4.250	01-15-33	75,000	86,734
Comcast Corp.	6.500	11-15-35	55,000	77,820
Comcast Corp.	7.050	03-15-33	75,000	107,381
ViacomCBS, Inc.	5.500	05-15-33	105,000	125,433
Consumer discretionary 1.9%				479,457
Automobiles 0.5%
Ford Motor Company	7.450	07-16-31	60,000	71,176
General Motors Company	6.600	04-01-36	55,000	64,791
Hotels, restaurants and leisure 0.3%
McDonald's Corp.	6.300	03-01-38	60,000	81,099
Internet and direct marketing retail 0.6%
Amazon.com, Inc.	4.800	12-05-34	50,000	62,927
eBay, Inc.	3.450	08-01-24	70,000	73,183
Multiline retail 0.5%
Target Corp.	6.350	11-01-32	90,000	126,281
Consumer staples 1.3%				331,647
Beverages 0.6%
Anheuser-Busch Companies LLC	4.700	02-01-36	85,000	98,035
Anheuser-Busch InBev Worldwide, Inc.	8.200	01-15-39	35,000	54,997
Food products 0.7%
Kraft Heinz Foods Company	3.000	06-01-26	110,000	109,912
Kraft Heinz Foods Company	6.875	01-26-39	55,000	68,703
Energy 4.9%				1,234,673
Oil, gas and consumable fuels 4.9%
BP Capital Markets America, Inc.	3.937	09-21-28	60,000	66,233
Canadian Natural Resources, Ltd.	6.250	03-15-38	45,000	58,429
Canadian Natural Resources, Ltd.	6.450	06-30-33	55,000	70,224
12	JOHN HANCOCK RETIREMENT INCOME 2040 FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
ConocoPhillips	5.900	10-15-32	80,000	$105,204
Energy Transfer Operating LP	6.050	06-01-41	50,000	56,328
Energy Transfer Operating LP	7.500	07-01-38	45,000	57,851
EOG Resources, Inc.	3.900	04-01-35	85,000	94,093
Exxon Mobil Corp.	3.043	03-01-26	55,000	57,648
Kinder Morgan Energy Partners LP	5.800	03-15-35	75,000	90,652
Kinder Morgan Energy Partners LP	6.500	09-01-39	45,000	57,044
Marathon Oil Corp.	2.800	11-01-22	60,000	60,979
Occidental Petroleum Corp.	6.200	03-15-40	45,000	53,952
Occidental Petroleum Corp.	6.450	09-15-36	45,000	55,186
Shell International Finance BV	4.125	05-11-35	55,000	64,224
Suncor Energy, Inc.	5.950	05-15-35	50,000	64,812
Sunoco Logistics Partners Operations LP	3.900	07-15-26	60,000	62,266
TransCanada PipeLines, Ltd.	4.625	03-01-34	85,000	97,061
Valero Energy Corp.	7.500	04-15-32	45,000	62,487
Financials 5.9%				1,468,773
Banks 3.3%
Bank of Montreal (3.803% to 12-15-27, then 5 Year U.S. Swap Rate + 1.432%)	3.803	12-15-32	110,000	114,725
Citigroup, Inc.	6.000	10-31-33	85,000	109,481
Citigroup, Inc.	6.625	06-15-32	80,000	107,703
HSBC Holdings PLC	7.625	05-17-32	75,000	104,264
JPMorgan Chase & Co.	5.500	10-15-40	80,000	107,404
JPMorgan Chase & Co.	6.400	05-15-38	60,000	86,763
U.S. Bancorp	2.950	07-15-22	70,000	71,599
Wells Fargo & Company	5.375	02-07-35	100,000	127,995
Capital markets 0.8%
Morgan Stanley	3.125	07-27-26	100,000	103,145
Morgan Stanley	7.250	04-01-32	70,000	100,012
Insurance 1.8%
American International Group, Inc.	3.875	01-15-35	95,000	100,662
MetLife, Inc.	6.500	12-15-32	50,000	70,357
Prudential Financial, Inc.	3.905	12-07-47	63,000	67,623
The Progressive Corp.	2.450	01-15-27	110,000	110,339
The Travelers Companies, Inc.	6.750	06-20-36	60,000	86,701
Health care 3.3%				825,208
Biotechnology 0.5%
AbbVie, Inc.	4.500	05-14-35	60,000	67,901
GlaxoSmithKline Capital, Inc.	5.375	04-15-34	45,000	57,841
Health care providers and services 1.5%
CVS Health Corp.	4.750	12-01-22	100,000	106,680
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK RETIREMENT INCOME 2040 FUND	13

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
CVS Health Corp.	4.780	03-25-38	100,000	$113,346
CVS Health Corp.	4.875	07-20-35	65,000	74,583
UnitedHealth Group, Inc.	4.625	07-15-35	60,000	72,730
Pharmaceuticals 1.3%
Allergan Funding SCS	4.550	03-15-35	90,000	98,172
Johnson & Johnson	4.375	12-05-33	85,000	100,552
Pfizer, Inc.	3.400	05-15-24	55,000	58,145
Wyeth LLC	5.950	04-01-37	55,000	75,258
Industrials 3.1%				784,481
Aerospace and defense 0.8%
Lockheed Martin Corp.	4.500	05-15-36	60,000	71,008
The Boeing Company	2.950	02-01-30	60,000	61,324
United Technologies Corp.	4.450	11-16-38	50,000	59,058
Air freight and logistics 0.2%
FedEx Corp.	4.900	01-15-34	50,000	56,994
Industrial conglomerates 1.0%
General Electric Company	5.875	01-14-38	75,000	90,739
General Electric Company	6.750	03-15-32	70,000	89,789
General Electric Company	6.875	01-10-39	50,000	66,515
Road and rail 0.2%
CSX Corp.	6.000	10-01-36	45,000	58,557
Trading companies and distributors 0.9%
AerCap Ireland Capital DAC	3.950	02-01-22	65,000	67,136
AerCap Ireland Capital DAC	5.000	10-01-21	70,000	73,377
International Lease Finance Corp.	8.625	01-15-22	80,000	89,984
Information technology 2.8%				695,362
IT services 0.5%
IBM Corp.	5.875	11-29-32	95,000	126,495
Software 1.6%
Microsoft Corp.	3.500	02-12-35	65,000	71,458
Microsoft Corp.	4.100	02-06-37	60,000	70,781
Microsoft Corp.	4.200	11-03-35	55,000	65,284
Oracle Corp.	3.900	05-15-35	50,000	55,653
Oracle Corp.	4.300	07-08-34	110,000	128,449
Technology hardware, storage and peripherals 0.7%
Dell International LLC (A)	6.020	06-15-26	95,000	109,262
Seagate HDD Cayman	5.750	12-01-34	65,000	67,980
14	JOHN HANCOCK RETIREMENT INCOME 2040 FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials 1.7%				$413,992
Chemicals 0.6%
LyondellBasell Industries NV	5.750	04-15-24	95,000	107,124
Praxair, Inc.	3.200	01-30-26	45,000	47,392
Containers and packaging 0.3%
International Paper Company	7.300	11-15-39	50,000	69,117
Metals and mining 0.5%
Rio Tinto Alcan, Inc.	5.750	06-01-35	50,000	64,415
Rio Tinto Finance USA, Ltd.	3.750	06-15-25	45,000	48,333
Paper and forest products 0.3%
Georgia-Pacific LLC	8.875	05-15-31	50,000	77,611
Real estate 0.5%				132,824
Equity real estate investment trusts 0.5%
Crown Castle International Corp.	4.300	02-15-29	120,000	132,824
Utilities 3.1%				765,160
Electric utilities 2.3%
Duke Energy Carolinas LLC	6.450	10-15-32	75,000	102,779
Florida Power & Light Company	5.950	02-01-38	60,000	83,700
MidAmerican Energy Company	5.750	11-01-35	70,000	92,091
Oncor Electric Delivery Company LLC	5.250	09-30-40	45,000	57,572
PacifiCorp	5.250	06-15-35	55,000	67,516
Virginia Electric & Power Company	6.350	11-30-37	85,000	117,727
Xcel Energy, Inc.	6.500	07-01-36	45,000	61,099
Multi-utilities 0.8%
Dominion Energy, Inc.	6.300	03-15-33	60,000	78,091
DTE Energy Company	6.375	04-15-33	80,000	104,585

	Shares	Value
Affiliated investment companies (B) 19.4%		$4,853,492
(Cost $4,785,487)
Equity 19.4%		4,853,492
Strategic Equity Allocation, Class NAV, JHF II (MIM US) (C)	404,795	4,853,492

	Yield (%)	Shares	Value
Short-term investments 0.5%			$118,663
(Cost $118,663)
Short-term funds 0.5%			118,663
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.5340(D)	118,663	118,663

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK RETIREMENT INCOME 2040 FUND	15

Total investments (Cost $23,516,929) 99.3%	$24,861,959
Other assets and liabilities, net 0.7%	184,061
Total net assets 100.0%	$25,046,020

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	The underlying funds' subadvisor is shown parenthetically.
(C)	The subadvisor is an affiliate of the advisor.
(D)	The rate shown is the annualized seven-day yield as of 12-31-19.
At 12-31-19, the aggregate cost of investments for federal income tax purposes was $24,190,540. Net unrealized appreciation aggregated to $671,419, of which $770,799 related to gross unrealized appreciation and $99,380 related to gross unrealized depreciation.
16	JOHN HANCOCK RETIREMENT INCOME 2040 FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-19

Assets
Unaffiliated investments, at value (Cost $18,731,442)	$20,008,467
Affiliated investments, at value (Cost $4,785,487)	4,853,492
Total investments, at value (Cost $23,516,929)	24,861,959
Interest receivable	202,420
Receivable for investments sold	244,831
Other assets	17,777
Total assets	25,326,987
Liabilities
Distributions payable	250,907
Payable for fund shares repurchased	10
Payable to affiliates
Investment management fees	163
Accounting and legal services fees	1,192
Transfer agent fees	275
Trustees' fees	153
Other liabilities and accrued expenses	28,267
Total liabilities	280,967
Net assets	$25,046,020
Net assets consist of
Paid-in capital	$24,650,654
Total distributable earnings (loss)	395,366
Net assets	$25,046,020

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class R6 ($25,046,020 ÷ 499,397 shares)	$50.15
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Retirement Income 2040 Fund	17

STATEMENT OF OPERATIONS For the year ended  12-31-19

Investment income
Interest	$650,363
Income distributions received from affiliated investments	100,966
Total investment income	751,329
Expenses
Investment management fees	107,064
Accounting and legal services fees	5,130
Transfer agent fees	3,456
Trustees' fees	824
Custodian fees	32,213
State registration fees	23,686
Printing and postage	19,281
Professional fees	31,678
Other	7,796
Total expenses	231,128
Less expense reductions	(129,417)
Net expenses	101,711
Net investment income	649,618
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	308,578
Affiliated investments	(683,733)
Capital gain distributions received from affiliated investments	50,087
(325,068)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	1,785,517
Affiliated investments	1,791,910
3,577,427
Net realized and unrealized gain	3,252,359
Increase in net assets from operations	$3,901,977
18	JOHN HANCOCK Retirement Income 2040 Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-19	Year ended 12-31-18
Increase (decrease) in net assets
From operations
Net investment income	$649,618	$613,065
Net realized gain (loss)	(325,068)	539,344
Change in net unrealized appreciation (depreciation)	3,577,427	(2,162,560)
Increase (decrease) in net assets resulting from operations	3,901,977	(1,010,151)
Distributions to shareholders
From earnings
Class R6	(1,443,064)	(1,629,550)
Total distributions	(1,443,064)	(1,629,550)
From fund share transactions	(3,599,477)	4,212,841
Total increase (decrease)	(1,140,564)	1,573,140
Net assets
Beginning of year	26,186,584	24,613,444
End of year	$25,046,020	$26,186,584
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Retirement Income 2040 Fund	19

Financial highlights
CLASS R6 SHARES Period ended	12-31-19	12-31-18	12-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$45.97	$51.19	$50.00
Net investment income[2,3]	1.19	1.24	0.69
Net realized and unrealized gain (loss) on investments	5.70	(3.31)	1.56
Total from investment operations	6.89	(2.07)	2.25
Less distributions
From net investment income	(2.03)	(1.76)	(0.98)
From net realized gain	(0.68)	(1.39)	(0.08)
Total distributions	(2.71)	(3.15)	(1.06)
Net asset value, end of period	$50.15	$45.97	$51.19
Total return (%)[4]	15.14	(4.08)	4.53 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$26	$25
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	0.86	1.54	0.88 [7]
Expenses including reductions[6]	0.38	0.36	0.34 [7]
Net investment income[3]	2.43	2.53	2.29 [7]
Portfolio turnover (%)	18	25	17

[1]	Period from 7-6-17 (commencement of operations) to 12-31-17.
[2]	Based on average daily shares outstanding.
[3]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Ratios do not include expenses indirectly incurred from the underlying funds and can vary based on mix of underlying funds held by the fund.
[7]	Annualized. Certain income and expenses are presented unannualized.
20	JOHN HANCOCK Retirement Income 2040 Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Retirement Income 2040 Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to maintain and maximize regular cash distributions through December 2040 and to grow such distributions over time.
The fund operates in part as a fund of funds and may invest in other funds for which the fund’s investment advisor or an affiliate serves as investment advisor, as well as funds advised by an entity that is not affiliated with the fund’s investment advisor (collectively, “Underlying Funds”). Class R6 shares are only available to certain retirement plans, institutions and other investors.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in affiliated underlying funds and/or other open-end management investment companies, other than exchange-traded funds (ETFs), are valued at their respective NAVs each business day.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
ANNUAL REPORT | JOHN HANCOCK Retirement Income 2040 Fund	21

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
	Total value at 12-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$11,522,896	—	$11,522,896	—
Corporate bonds	8,366,908	—	8,366,908	—
Affiliated investment companies	4,853,492	$4,853,492	—	—
Short-term investments	118,663	118,663	—	—
Total investments in securities	$24,861,959	$4,972,155	$19,889,804	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund
22	JOHN HANCOCK Retirement Income 2040 Fund | ANNUAL REPORT

based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended December 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended December 31, 2019 were $2,180.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the fund.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2019, the fund has a long-term capital loss carryforward of $276,052 available to offset future net realized capital gains. This carryforward does not expire.
As of December 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended December 31, 2019 and 2018 was as follows:
	December 31, 2019	December 31, 2018
Ordinary income	$833,475	$858,644
Long-term capital gains	609,589	770,906
Total	$1,443,064	$1,629,550
As of December 31, 2019, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to characterization of distributions, amortization and accretion on debt securities, and wash sale loss deferrals.
ANNUAL REPORT | JOHN HANCOCK Retirement Income 2040 Fund	23

Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC). Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis of 0.40% on the average daily net assets of the fund. The Advisor has a subadvisory agreement with Manulife Investment Management (North America) Limited, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (North America) Limited was known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited. The fund is not responsible for payment of the subadvisory fees.
To the extent that expenses of Class R6 shares exceed 0.38% of average net assets attributable to the class (“expense limitation”), the Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the expense limitation. For purposes of this agreement, “expenses of Class R6 shares” means all expenses of the class (including fund expenses attributable to the class), excluding taxes; portfolio brokerage commissions; interest expense; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; acquired fund fees (underlying fund fees); borrowing costs; prime brokerage fees; and short dividend expense. The expense limitation expires on April 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $129,417 for the year ended December 31, 2019.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2019, were equivalent to a net annual effective rate 0.00% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.
24	JOHN HANCOCK Retirement Income 2040 Fund | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended December 31, 2019 and 2018 were as follows:
	Year Ended 12-31-19		Year Ended 12-31-18
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	3,320	$159,074	75,639	$3,611,038
Distributions reinvested	8,765	439,878	14,368	655,686
Repurchased	(82,385)	(4,198,429)	(1,140)	(53,883)
Net increase (decrease)	(70,300)	$(3,599,477)	88,867	$4,212,841
Total net increase (decrease)	(70,300)	$(3,599,477)	88,867	$4,212,841
Affiliates of the fund owned 100% of shares of Class R6 on December 31, 2019. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,862,398 and $4,785,419, respectively, for the year ended December 31, 2019. Purchases and sales of U.S. Treasury obligations aggregated $2,911,209 and $4,149,285, respectively, for the year ended December 31, 2019.
Note 7—Investment in affiliated underlying funds
The fund invests in an affiliated underlying fund that is managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying fund for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of the underlying fund’s net assets. At December 31, 2019, the fund did not hold 5% or more of the net assets of the underlying fund.
Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
ANNUAL REPORT | JOHN HANCOCK Retirement Income 2040 Fund	25

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Strategic Equity Allocation	404,795	$6,164,237	$588,035	$(3,006,957)	$(683,733)	$1,791,910	$100,966	$50,087	$4,853,492
26	JOHN HANCOCK Retirement Income 2040 Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Retirement Income 2040 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Retirement Income 2040 Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK RETIREMENT INCOME 2040 FUND	27

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2019.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $609,589 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
28	JOHN HANCOCK RETIREMENT INCOME 2040 FUND | ANNUAL REPORT

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	205
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	205
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	205
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	205
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	205
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	205
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       29

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	205
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	205
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	205
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	205
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       30

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	205
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	205
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       31

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       32

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (North America) Limited

Portfolio Managers

Sonia Chatigny, MSc, CFA
Jean-Francois Giroux, MSc, FRM, CFA
Serge Lapierre, BSc, FCIA, FSA
Nadia Live, MScA, CFA
Nicholas Scipio Del Campo, BSc, MSc, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 2000 Crown Colony Drive Suite 55913 Quincy, MA 02169-0953

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       33

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Disciplined Alternative Yield

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Retirement Income 2040 Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1047206	621A 12/19 2/2020

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2019, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR), that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(e)	Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

[Insert Updated Code of Ethics]

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll-free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

2019: $183,995
2018: $185,440

(b)	AUDIT RELATED FEES:

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates for service provider internal controls reviews were $116,467 and $113,000 for the fiscal years ended December 31, 2019 and 2018, respectively.

2019: $34,207
2018: $33,051

(c)	TAX FEES:

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

2019: $3,837
2018: $3,725

(d)	ALL OTHER FEES:

These fees represent other fees for John Hancock Funds II billed to the registrant or to control affiliates. 2019: $420 2018: $1,312

(e)

(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)

According to the registrant’s principal accountant, for the fiscal period ended December 31, 2019, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $941,359 for the fiscal year ended December 31, 2019 and $736,243 for the fiscal year ended December 31, 2018.

(h)

The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PwC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included with Item 1.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS. Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 14, 2020

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 14, 2020